                                                                    Exhibit 10.5

            *** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24B-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                         AIRBUS A350 PURCHASE AGREEMENT

                         Dated as of September 27, 2005

                                     between

                                 AVSA, S.A.R.L.,

                                                                          Seller

                                       and

                US AIRWAYS, INC., AMERICA WEST AIRLINES, INC. and
                             US AIRWAYS GROUP, INC.

                                                                          Buyers

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

                                    CONTENTS

CLAUSES       TITLE
-------       -----
   0          DEFINITIONS

   1          SALE AND PURCHASE

   2          SPECIFICATION

   3          PRICE

   4          PRICE REVISION

   5          PAYMENT TERMS

   6          INSPECTION

   7          CERTIFICATION

   8          TECHNICAL ACCEPTANCE

   9          DELIVERY

  10          EXCUSABLE DELAY AND TOTAL LOSS

  11          INEXCUSABLE DELAY

  12          WARRANTIES AND SERVICE LIFE POLICY

  13          PATENT AND COPYRIGHT INDEMNITY

  14          TECHNICAL DATA

  15          SELLER REPRESENTATIVES

  16          TRAINING AND TRAINING AIDS

  17          SUPPLIER PRODUCT SUPPORT

  18          BUYER FURNISHED EQUIPMENT

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

CLAUSES       TITLE
-------       -----
  19          INDEMNITIES AND INSURANCE

  20          ASSIGNMENTS AND TRANSFERS

  21          TERMINATION EVENTS

  22          MISCELLANEOUS PROVISIONS

  23          CERTAIN REPRESENTATIONS OF THE PARTIES

EXHIBITS
--------
EXHIBIT A-1   A350-800 STANDARD SPECIFICATION

EXHIBIT A-2   A350-900 STANDARD SPECIFICATION

EXHIBIT B-1   SCN FORM

EXHIBIT B-2   MSCN FORM

EXHIBIT C     SELLER SERVICE LIFE POLICY

EXHIBIT D     CERTIFICATE OF ACCEPTANCE

EXHIBIT E     BILL OF SALE

EXHIBIT F     TECHNICAL DATA AND SOFTWARE SERVICES

EXHIBIT G     SELLER PRICE REVISION FORMULA

EXHIBIT H     TERMS AND CONDITIONS FOR LICENSE FOR USE OF SOFTWARE

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                           PRIVILEGED AND CONFIDENTIAL

                               PURCHASE AGREEMENT

This Agreement is made this 27th day of September 2005

between

            AVSA, S.A.R.L, a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at

            2, rond-point Maurice Bellonte
            31700 Blagnac, France

            (hereinafter referred to as the "SELLER")

and

            US Airways, Inc., America West Airlines, Inc. and US Airways Group, Inc., each a corporation organized and existing under the laws of the State of Delaware, United States of America, and each having its principal corporate offices located at 4000 East Sky Harbor Boulevard, Phoenix, AZ 85034 (each hereinafter referred to as a "BUYER" and, collectively, the "BUYERS").

WHEREAS, the Buyers wish to purchase and the Seller is willing to sell twenty
(20) Airbus A350 model aircraft, on the terms and conditions herein provided;
and

WHEREAS, the Seller is a sales subsidiary of Airbus S.A.S. and will purchase such aircraft from Airbus S.A.S. for resale to the Buyers,

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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0     DEFINITIONS

      For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:

      A350 Aircraft - any or all of the Airbus A350-800 Aircraft or A350-900 Aircraft.

      A350-800 Aircraft - any or all of the Airbus A350-800 model aircraft to be purchased by the Seller and sold to the Buyers pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon.

      A350-900 Aircraft - any or all of the Airbus A350-900 model aircraft to be purchased by the Seller and sold to the Buyers pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon.

      A350-800 Specification - the A350-800 Standard Specification, as amended from time to time in accordance with this Agreement.

      A350-800 Standard Specification - the A350-800 standard specification document number G.000.08000, Issue B, dated June 30, 2005, published by the Manufacturer, which includes a maximum take-off weight ("MTOW") of 245 metric tons, a copy of which is annexed as Exhibit A-1.

      A350-900 Specification - the A350-900 Standard Specification, as amended from time to time in accordance with this Agreement.

      A350-900 Standard Specification - the A350-900 standard specification document number G.000.09000, Issue B, dated June 30, 2005, published by the Manufacturer, which includes an MTOW of 245 metric tons, a copy of which is annexed as Exhibit A-2.

      Affiliate - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity, but not, in the case of AVSA or the Manufacturer, any of the Associated Contractors.

      Agreement - this Airbus A350 purchase agreement dated as of the date hereof, including exhibits and appendices attached hereto as the same may be amended or modified and in effect from time to time.

      Aircraft - any or all of the A350 Aircraft for which the delivery schedule is set forth in Clause 9.1.1 hereof and any or all of any other aircraft to be firmly sold by the Seller and firmly purchased by the Buyers pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon Delivery.

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

      Airframe- any Aircraft, excluding the Propulsion Systems therefor.

      ANACS - Airbus North America Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having an office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

      Associated Contractors - collectively, the following:

      (1) Airbus France S.A.S., whose principal office is at 316, route de Bayonne
            31060 Toulouse, France

      (2) Airbus UK Ltd, whose principal office is at New Filton House, Filton
            Bristol, BS 997AR, Great Britain

      (3) Airbus Espana S.L., whose principal office is at Plaza de John Lennon N degrees 2, s/n Getafe
            28096 Madrid, Spain

      (4) Airbus Deutschland GmbH, whose principal office is at Kreetslag 10
            21129 Hamburg, Germany

      ATA Specification 100 - the specification issued by the Air Transport Association of America relating to manufacturers' technical data.

      ATA Specification 101 - the specification issued by the Air Transport Association of America relating to ground equipment technical data.

      ATA Specification 102 - the specification issued by the Air Transport Association of America relating to software programs.

      ATA Specification 200 - the specification issued by the Air Transport Association of America relating to integrated data processing.

      ATA Specification 300 - the specification issued by the Air Transport Association of America relating to the packaging of spare parts shipments.

      ATA Specification 2000 - the specification issued by the Air Transport Association of America relating to an industry-wide communication system linking suppliers and users for the purposes of spares provisioning, purchasing, order administration, invoicing and information or data exchange.

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


      ATA Specification 2100 - the specification issued by the Air Transport Association of America relating to the standards for the presentation of technical information prepared as digital media (magnetic tape or CD ROM).

      ATA Specification 2200 - the specification issued by the Air Transport Association of America relating to the preparation of technical documentation in support of aircraft maintenance.

      ATSB - The Air Transportation Stabilization Board.

      Aviation Authority - when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

      Balance of the Final Contract Price - means the amount payable by the Buyers to the Seller on the Delivery Date for an Aircraft after deducting from the Final Contract Price for such Aircraft the amount of all Predelivery Payments received by the Seller from the Buyers, or any of them, in respect of such Aircraft on or before the Delivery Date for such Aircraft.

      Base Price - as defined in Clause 3.1.

      Buyer Furnished Equipment or BFE - for any Aircraft, all the items of equipment that will be furnished by the Buyers and installed in the Aircraft by the Seller pursuant to Clause 18, as listed in the Specification.

      Certificate of Acceptance - as defined in Clause 8.3.

      Change in Law - as defined in Clause 7.3.1.

      Customer Originated Changes or COC - data originating from the Buyers, or any of them, that are introduced into Seller's Technical Data and Documentation, as more completely set forth in Clause 14.9.

      Delivery - the transfer of title to the Aircraft from the Seller to the Designated Buyers.

      Delivery Date - the date on which Delivery occurs.

      Delivery Location - the facilities of the Manufacturer at the location of final assembly of the Aircraft, which is currently at the works of Airbus France S.A.S. works in Toulouse, France.

      Designated Buyer - as defined in Clause 9.

      Development Changes - as defined in Clause 2.1.4.

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

      DGAC - the Direction Generale de l'Aviation Civile of France, or any successor agency thereto.

      EASA-European Aviation Safety Agency or any successor agency thereto.

      Excusable Delay - as defined in Clause 10.1.

      Export Certificate of Airworthiness - an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

      FAA - the U.S. Federal Aviation Administration, or any successor agency thereto.

      Final Contract Price - as defined in Clause 3.2.

      Free Carrier or FCA - as defined in Incoterms 2000: ICC Official Rules for the Interpretation of Trade Terms, published by the International Chamber of Commerce.

      In-house Warranty Labor Rate - as defined in Clause 12.1.8(v).

      In-house Warranty Repair - as referred to in Clause 12.1.8.

      Initial Payment- each of the initial payment amounts described in Clause 5.3.

      Interface Problem - as defined in Clause 12.4.1.

      LIBOR - the London Interbank Offered Rate determined on the basis of the offered rates for deposits in US dollars for each stated interest period (or for six-month deposits in US dollars if no interest period is stated), which appears on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the second Working Day prior to the start of the relevant interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period will be the arithmetic mean of such offered rates rounded to the nearest one-hundred thousandth of a basis point. If fewer than two (2) offered rates appear, the rate for that interest period will be "LIBOR" as quoted by National Westminster Bank, plc or any successor thereto. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or any successor to such page or service).

      Manufacturer - Airbus S.A.S., societe par actions simplifiee, of the Republic of France.

      Manufacturer Specification Change Notice or MSCN -as defined in Clause 2.1.3.

      Predelivery Payment - any of the payments made in accordance with Clause 5.2.

      Predelivery Payment Reference Price - as defined in Clause 5.2.2.

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

      Propulsion Systems - the two (2) General Electric GEnx-1A72 powerplants installed on an Aircraft or to be installed on an Aircraft at Delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Manufacturer by General Electric.

      Ready for Delivery - with respect to any Aircraft, the term applicable to such Aircraft when (i) the Technical Acceptance Process has been successfully completed for such Aircraft and (ii) the Export Certificate of Airworthiness has been issued therefor.

      Resident Customer Support Representative - as set forth in Clause 15.2.1.

      Scheduled Delivery Month - as defined in Clause 9.1.1.

      SCN - as set forth in Clause 2.1.2

      Seller Price Revision Formula - as set forth in Exhibit G.

      Service Life Policy - as set forth to in Clause 12.2.

      Software Products - software, whether bundled with data or not, specifically designed to provide the Buyers with certain maintenance and operation capabilities further detailed in the ANACS Customer Support Catalog.

      Specification - collectively or individually, as applicable, the A350-800 Specification or A350-900 Specification.

      Specification Change Notice or SCN - as defined in Clause 2.1.2.

      Supplier - any supplier of Supplier Parts.

      Supplier Part - any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof, not including the Propulsion Systems or Buyer Furnished Equipment, for which there exists a Supplier Product Support Agreement.

      Supplier Product Support Agreement - an agreement between the Manufacturer and a Supplier containing enforceable and transferable warranties (and in the case of landing gear suppliers, service life policies for selected structural landing gear elements).

      Technical Data - as set forth in Exhibit F.

      Technical Acceptance Process - as defined in Clause 8.1.1.

      Termination Event - as defined in Clause 21.1.

      Training Conference - as defined in Clause 16.4.1.

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                           PRIVILEGED AND CONFIDENTIAL

      Type Certificate - as defined in Clause 7.1.

      Warranted Part - as defined in Clause 12.1.1.

      Warranty Claim - as defined in Clause 12.1.7(v).

      Working Day - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

      The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement, and not a particular Clause thereof. The definition of a singular in this Clause will apply to plurals of the same words.

      Except for the purposes of and as provided in Clause 22.10, references in this Agreement to an exhibit, schedule, article, section, subsection or clause refer to the appropriate exhibit or schedule to, or article, section, subsection or clause in this Agreement.

      Except for the preceding sentence, each agreement defined in this Clause 0 will include all appendices, exhibits and schedules to such agreement. If the prior written consent of any person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such person is obtained, references in this Agreement to such agreement will be to such agreement as so amended, restated, supplemented or modified.

      References in this Agreement to any statute will be to such statute as amended or modified and in effect at the time any such reference is operative.

      Technical and trade terms used but not defined herein will be defined as generally accepted in the airline and/or aircraft manufacturing industries or as otherwise described.

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                           PRIVILEGED AND CONFIDENTIAL

1     SALE AND PURCHASE

      The Seller will cause to be manufactured and will sell and deliver, and the Buyer will purchase (from the Seller) and take delivery of the Aircraft, subject to the terms and conditions in this Agreement.

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

2     SPECIFICATION

2.1   Specification Documents

2.1.1 The Aircraft will be manufactured in accordance with the applicable Specification.

2.1.2 Specification Change Notice

      The Specification may be amended in writing by the Buyers and the Seller by a Specification Change Notice in substantially the form set out in Exhibit B-1 (each, an "SCN"). An SCN will set out the SCN's effectivity and the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Scheduled Delivery Month of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification and text of the Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment, if any, will be specified in the SCN. SCNs will not be binding on either party until signed by persons duly authorized by each of the Buyers and the Seller, but upon being so signed, will constitute amendments to this Agreement.

2.1.3 [...***...]

2.1.4 Development Changes

      As stated in Clause 2.1.3, changes may be made by the Seller without the Buyers' consent when changes to the Aircraft that do not adversely affect price, Scheduled Delivery Month, weight of the Aircraft affected thereby, performance, interchangeability requirements or replaceability requirements of the Specifications of the Aircraft affected thereby are deemed by the Seller to be necessary to improve the Aircraft affected thereby, prevent delay or ensure compliance with this Agreement ("DEVELOPMENT Changes"). Development Changes will be made by either an MSCN or a manufacturer's information document prior to Delivery of the relevant Aircraft.

***   Confidential Treatment Requested

AWE/USA - A350 - PA                                                           11
                           PRIVILEGED AND CONFIDENTIAL

2.2   Customization Milestones Chart

      Within a reasonable period after signature of this Agreement, the Seller will provide the Buyers with a chart called the "Customization Milestones Chart," defining the lead times before Delivery needed for agreeing on items requested by the Buyers from the Standard Specifications and Configuration Guides CD-ROM.

2.3   Propulsion Systems

      Each Airframe will be equipped with a set of Propulsion Systems. Each Airframe will be equipped with nacelles and thrust reversers.

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

3     PRICE

3.1   Base Price of the Aircraft

3.1.1 Aircraft

3.1.1. The Base Price of each A350-800 Aircraft is the sum of

      (i)   [...***...]

      (ii)  [...***...]

3.1.2 The Base Price of each A350-900 Aircraft is the sum of

      (i)   [...***...]

      (ii)  [...***...]

3.2   The Final Contract Price of an Aircraft will be the sum of:

      (i) the Base Price of the applicable Aircraft, adjusted to the Delivery Date of such Aircraft in accordance with the Seller Price Revision Formula, [...***...];

      (ii) the price of any SCNs for the Aircraft entered into after the date of signature of this Agreement, as adjusted to the Delivery Date in accordance with the Seller Price Revision Formula; and

      (iii) any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyers and the Seller relating to the Aircraft.

***  Confidential Treatment Requested

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

3.3   Taxes, Duties and Imposts

3.3.1 [...***...]

3.3.2 [...***...]


*** Confidential Treatment Requested

AWE/USA - A350 - PA                                                           14
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



3.3.3 [...***...]

3.3.4 [...***...]

*** Confidential Treatment Requested

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

4     PRICE REVISION

      [...***...], the Base Price of the Aircraft is subject to revision up to and including the Delivery Date, in accordance with the Seller Price Revision Formula.

***  Confidential Treatment Requested

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

5     PAYMENT TERMS

5.1 The Buyers will, jointly and severally, pay the Predelivery Payments, the Balance of the Final Contract Price and any other amount due hereunder in immediately available funds in United States dollars to the Seller's account with CALYON New York, 1301 Avenue of the Americas, New York, or to such other account within the United States as may be designated by the Seller.

5.2   Predelivery Payments

5.2.1 Predelivery Payments are nonrefundable and will be paid by the Buyers, jointly and severally, to the Seller for each Aircraft. [...***...] The aggregate Predelivery Payment amount is thirty percent (30%) of the Predelivery Payment Reference Price.

5.2.2 The Predelivery Payment Reference Price is:

           A =    Pb (1 + 0.04N)

           where

           A =    the Predelivery Payment Reference Price
                  for an Aircraft to be delivered in calendar year T.

           Pb =   the Base Price of the Aircraft.

           N  =   (T - 2005).

           T  =   the year of delivery of the relevant Aircraft.

5.2.3 Predelivery Payments will be paid according to the following schedule.

                                                                            Percentage of Predelivery
                                                                                     Payment
Payment Date                                                                     Reference Price
------------                                                                -------------------------
1st Payment   On signature of this Agreement                                        [...***...]

              No later than the first Working Day of the following months:

2d Payment    The thirty-sixth (36th) month before the                              [...***...]
              Scheduled Delivery Month of each Aircraft as set
              forth in this Agreement


*** Confidential Treatment Requested

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

3d Payment    The twenty-fourth (24th) month before the
              Scheduled Delivery Month of each Aircraft as set                5%
              forth in this Agreement

4th Payment   The eighteenth (18th) month before the Scheduled                5%
              Delivery Month of each Aircraft as set forth in
              this Agreement

5th Payment   The twelfth (12th) month before the Scheduled                   5%
              Delivery Month of each Aircraft as set forth in
              this Agreement

6th Payment   The sixth (6th) month before the Scheduled                      5%
              Delivery Month of each Aircraft as set forth in
              this Agreement

TOTAL PAYMENT PRIOR TO DELIVERY                                              30%

      All Predelivery Payments that are past due on signature of this Agreement will be paid at signature of this Agreement.

5.2.4 The Seller will be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to the obligation to deduct Predelivery Payments from the Final Contract Price when calculating the Balance of the Final Contract Price. The Seller will be under no obligation to segregate any Predelivery Payment, or any amount equal thereto, from the Seller's funds.

5.2.5 SCN Predelivery Payment

      [...***...]

      (i)   For each such SCN executed before the first day of the eighteenth
            (18th) month before the Scheduled Delivery Month, the Buyers will, jointly and severally, make a Predelivery Payment equal to fifteen percent (15%) of the SCN price. This Predelivery Payment will be paid on the first day of the twelfth (12th) month before the Scheduled Delivery Month.

      (ii) For each such SCN executed after the first day of the eighteenth month (18th) and before the first day of the twelfth (12th) month before the Scheduled Delivery Month, this Predelivery Payment will amount to thirty percent (30%) of the SCN price, and for each SCN executed after the first day of the twelfth (12th) month and before the first day of the ninth (9th) month before the Scheduled Delivery Month

*** Confidential Treatment Requested

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

            this payment will amount to fifty percent (50%) of the SCN price. These payments will be paid on the first day of the sixth (6th) month before the Scheduled Delivery Month.

5.3   Initial Payment

      [...***...]



5.4   Payment of Balance of the Final Contract Price

      Concurrent with each Delivery, the Buyers will, jointly and severally, pay to the Seller the Balance of the Final Contract Price for the applicable Aircraft. The Seller's receipt of the full amount of all Predelivery Payments and of the Balance of the Final Contract Price, including any amounts due under Clause 5.6, will be a condition precedent to the Seller's obligation to deliver such Aircraft to the Designated Buyer.

5.5   Payment Setoff

      Notwithstanding any other rights the Seller may have at contract or at law, the Buyers and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between any Buyer or any of their respective Affiliates and the Seller or any of its Affiliates and whether at the stated maturity of such amount, by acceleration or otherwise) become due and payable by such Buyer or its Affiliates, and not be paid in full in immediately available funds on the date due, then the Seller will have the right to debit and apply, in whole or in part, the Predelivery Payments paid to the Seller by the Buyers hereunder against such unpaid amount. The Seller will promptly notify the Buyers in writing after such debiting and application.

5.6   Overdue Payments

      If any payment due the Seller is not received by the Seller on the date or dates agreed on between the Buyers and the Seller, the Seller will have the right to claim from the Buyers and the Buyers will promptly pay to the Seller on receipt of such claim [...***...] per annum on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller, on the basis of a 360-day year and the actual number of days elapsed. The Seller's right to receive such interest will be in addition to any other rights of the Seller hereunder or at law.

*** Confidential Treatment Requested

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

5.7   Proprietary Interest

      Notwithstanding any provision of law to the contrary, none of the Buyers will, by virtue of anything contained in this Agreement (including, without limitation, the making of any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refer) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.8   Payment in Full

      The Buyers' obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff, counterclaim, recoupment, defense or other right that any Buyer may have against the Seller or any other person and all such payments will be made without deduction or withholding of any kind. Each Buyer will ensure that the sums received by the Seller under this Agreement will be equal to the full amounts expressed to be due the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, except that if any Buyer is compelled by law to make any such deduction or withholding, the Buyers will, jointly and severally, pay such additional amounts to the Seller as may be necessary so that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

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6     INSPECTION

6.1   Inspection Procedures

6.1.1 All work to be carried out on the Aircraft and all materials and parts thereof will be open to inspection during business hours by duly authorized representatives of the Buyers or their designee at the respective works of the Associated Contractors and, if possible, at the works of their respective subcontractors. These representatives will have access to such relevant technical data as are reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Associated Contractors will be allowed a reasonable time to make the items available for inspection elsewhere). The actual detailed inspection of the Aircraft, materials and parts thereof will take place only in the presence of the respective inspection department personnel of the Associated Contractors or their subcontractors. The procedures for such inspections will be agreed on with the Buyers before any inspection. The Seller will ensure that such personnel will be available at all reasonable times during business hours as described above.

6.1.2 All inspections, examinations and discussions with the Seller's, the Associated Contractors' or their respective subcontractors' engineering or other personnel by the Buyers and their representatives will be performed in such a manner as not to delay or hinder either the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event will any of the Buyers or the representatives of any of them be permitted to inspect any aircraft other than the Aircraft. The Seller will not permit and will cause the Manufacturer not to permit, any representatives, employees, agents or personnel of any airline or customer of the Seller other than the Buyers to inspect, or to have access to the Aircraft or any designs or specifications relating thereto, without the prior written consent of the Buyers.

6.2   Representatives

      For the purposes of Clause 6.1, starting at a mutually agreed date until Delivery of the last Aircraft, the Seller will furnish free-of-charge secretarial assistance and suitable space, office equipment and facilities in or conveniently located with respect to the Delivery Location for the use of not more than four (4) representatives of the Buyers during the aforementioned period. The Seller will provide internet access, electronic mail, facsimile and a telephone at the Buyers' cost to be invoiced on a monthly basis.

6.3 The Seller will or will cause the Manufacturer to correct or otherwise resolve any deviations from the Specification discovered during any inspection or examination conducted under this Clause 6.

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7     CERTIFICATION

      Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to the Aircraft.

7.1   Type Certification

      A type certificate will have been issued by each of EASA and the FAA in the transport category (each, a "TYPE CERTIFICATE") prior to Delivery of the first Aircraft.

7.2   Export Certificate of Airworthiness

      Subject to the provisions of Clause 7.3, each Aircraft will be delivered to the Buyers with an Export Certificate of Airworthiness issued by the DGAC or EASA, as applicable, and in a condition enabling the Buyers (or an eligible person under then applicable law) to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service Food and Drug Administration. However, the Seller will have no obligation to make and will not be responsible for any costs of alterations or modifications to any Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for specific operation on the Buyers' routes, except as may be provided pursuant to Clause 7.3, whether before, at or after Delivery of any Aircraft.

7.3   Additional FAA Requirements

      [...***...]

7.4   Additional EASA Requirements

7.4.1 [...***...]

7.4.2 [...***...]

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7.4.3 [...***...]

7.4.4 Notwithstanding the provisions of Clauses 7.4.3, if a Change in Law relates to an item of BFE or to the Propulsion Systems (including to engine accessories, quick engine change units or thrust reversers) the costs relating thereto will be borne in accordance with such arrangements as may be made separately between the Buyers and the manufacturer of the BFE or the Propulsion Systems, as applicable, and the Seller will have no obligation with respect thereto.

7.5   Specification Changes After Delivery

      Nothing in Clause 7.4 will require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.4. Any such changes or modifications made to an Aircraft after it is Ready for Delivery will be at the Buyers' expense.

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8     BUYER'S TECHNICAL ACCEPTANCE

8.1   Technical Acceptance Process

8.1.1 Prior to Delivery, the Aircraft will undergo a technical acceptance process developed by the Seller, [...***...] (the "TECHNICAL ACCEPTANCE PROCESS"). Completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the applicable Specification. Should it be established that the Aircraft fails to complete the Technical Acceptance Process satisfactorily, the Seller will without hindrance from the Buyers be entitled to and will carry out any necessary changes to correct the reason for such failure and, as soon as practicable thereafter, resubmit the Aircraft in order to complete the Technical Acceptance Process.

8.1.2 The Technical Acceptance Process will

      (i)   start on a date notified by the Seller to the Buyers at least ten
            (10) days in advance,

      (ii)  take place at the Delivery Location,

      (iii) be carried out by the personnel of the Seller,

      (iv) include a technical acceptance flight that will not exceed three (3) hours, and

      (v)   conclude in nine (9) Working Days.

8.2   Buyers' Attendance

8.2.1 The Buyers are entitled to attend and observe the Technical Acceptance Process.

8.2.2 If any of the Buyers attend the Technical Acceptance Process, each of them

      (i) will comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within nine
            (9) Working Days, and

      (ii) may, collectively, have a maximum of four (4) representatives (no more than three (3) of whom will have access to the cockpit at any one time) accompany the Seller's representatives on the technical acceptance flight, during which such Buyers' representatives will comply with the instructions of the Seller's representatives.

8.2.3 If none of the Buyers attends or any of them fails to cooperate in the Technical Acceptance Process, the Seller will be entitled to complete the Technical Acceptance Process in compliance with Clause 8.1.1, without such Buyer's attendance, and each of

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      the Buyers will be deemed to have accepted that the Aircraft is functioning satisfactorily and is in compliance with the Specification, in all respects.

8.3   Certificate of Acceptance

      Upon successful completion of the Technical Acceptance Process, each of the Buyers will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the "CERTIFICATE OF ACCEPTANCE"). [...***...]

8.4   Finality of Acceptance

      The Buyers' signature of the Certificate of Acceptance for the Aircraft will constitute waiver by each of the Buyers of any right any of them may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke acceptance of the Aircraft for any reason, whether known or unknown to any of the Buyers at the time of acceptance.

8.5   Aircraft Utilization

      The Seller will, without payment or other liability, be entitled to use the Aircraft [...***...] before Delivery to obtain the certificates required under Clause 7. Such use will not limit the Buyers' obligation to accept Delivery.

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9         DELIVERY

9.1       Delivery Schedule

9.1.1 Subject to any delay contemplated by Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months (each a "SCHEDULED DELIVERY MONTH").

Scheduled Delivery Month                  Year                 Quantity
------------------------                  ----                 --------

[...***...]
         Total

9.1.2
9.1.2.1   [...***...]

9.1.2.2   [...***...]
9.1.2.3   [...***...]

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9.1.2.4   [...***...]

9.2. The Buyers will send their representatives to the Delivery Location to take Delivery within seven (7) days after the date on which the Aircraft is Ready for Delivery.

9.2.1 The Seller will transfer title to the Aircraft to [...***...] free and clear of all encumbrances, provided that the Balance of the Final Contract Price has been paid by the Buyers, or any of them, pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. [...***...]

9.2.2 If (i) any Buyer fails to deliver the signed Certificate of Acceptance to the Seller on or before the Delivery Date, or (ii) the Buyers fail pay the Balance of the Final Contract Price for the Aircraft to the Seller on the Delivery Date, then each of the Buyers will be deemed to have rejected Delivery wrongfully when the Aircraft was duly tendered pursuant to this Agreement. If such a deemed rejection arises, the Seller will retain title to the applicable Aircraft and the Buyers will, jointly and severally, indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from the Buyers' rejection, it being understood that the Seller will be under no duty to store, park, or otherwise protect the Aircraft. These rights of the Seller will be in addition to the Seller's other rights and remedies in this Agreement.

9.3       Flyaway

9.3.1 The Buyers and the Seller will cooperate to obtain any licenses that may be required by the relevant Aviation Authority for the purpose of exporting the Aircraft.

9.3.2 All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyers. The Buyers will make direct arrangements with the supplying companies for the fuel and oil required for all delivery flights.


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10        EXCUSABLE DELAY AND TOTAL LOSS

10.1      Scope of Excusable Delay

          Neither the Seller, the Manufacturer, the Associated Contractors, nor any Affiliate of any of the foregoing, will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller's, the Manufacturer's or any Associated Contractor's control or not occasioned by the Seller's, the Manufacturer's or any Associated Contractor's fault or negligence ("EXCUSABLE DELAY"), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Union or the Commission of the European Union or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; inability after due and timely diligence to procure materials, accessories, equipment or parts or to cause a subcontractor or Supplier to furnish materials, components, accessories, equipment or parts; general hindrance in transportation;
          (ii) [...***...]; and
          (iii) any delay caused directly or indirectly by the action or inaction of any Buyer.

10.2      Consequences of Excusable Delay

10.2.1    If an Excusable Delay occurs,

         (a)   the Seller will

                  (i) notify the Buyers of such Excusable Delay as soon as practicable after becoming aware of the same;

                  (ii) not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

                  (iii) not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by any of the Buyers; and

                  (iv) subject to the provisions of Subclause 10.3 below, as soon as practicable after the removal of the cause of such Excusable Delay, resume performance of its obligations under this Agreement and notify the Buyers of the revised Scheduled Delivery Month; and


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          (b)     [...***...]

10.3      Termination on Excusable Delay

10.3.1 If any Delivery is delayed as a result of an Excusable Delay for a period of [...***...] after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft, by giving written notice the other party [...***...] after the expiration of such [...***...] period.

10.3.2 If the Seller has not exercised its right to terminate pursuant to Subclause 10.3.1 herein and if the Seller notifies the Buyers of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(iv), in respect of a delay in Delivery of an Aircraft of [...***...], then the Buyers may terminate this Agreement with respect to the affected Aircraft. Termination will be made by giving written notice to the other party [...***...] after the Buyers' receipt of the notice of a revised Scheduled Delivery Month. Any termination pursuant to this Clause 10.3.2 as to an Aircraft will discharge the obligations and liabilities of the parties hereunder with respect to such Aircraft, except that the Seller will [...***...] of such termination pay to an account designated by each of the Buyers in writing an amount equal to all Predelivery Payments made by the Buyers, or any of them, in respect of such Aircraft, provided that none of the Buyers is in default under this Agreement or any other agreement with the Seller and/or its Affiliates.

10.3.3 If this Agreement is not terminated under the terms of Clause 10.3.1 or 10.3.2, then the Seller and the Buyers will mutually agree upon a new Scheduled Delivery Month after the [...***...] period referred to in Clause 10.3.1 or 10.3.2, and this new Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.1.

10.4      Total Loss, Destruction or Damage

          If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair ("TOTAL LOSS"), the Seller will notify the Buyers to this effect within [...***...] of such occurrence. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller's other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyers and the Scheduled Delivery Month will be extended as specified in the Seller's notice to accommodate the delivery of the replacement aircraft. However, if the Scheduled Delivery Month is extended to a month [...***...], then this Agreement will terminate with respect to said Aircraft unless:

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          (i)       each of the Buyers notifies the Seller within [...***...]
                    of the date of receipt of the Seller's notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller's notice; and

          (ii) the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month.

          Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft. Any termination pursuant to this Clause 10.4 as to a particular Aircraft will discharge the obligations and liabilities of the parties hereunder with respect to such Aircraft, except that the Seller will [...***...] of such termination pay to an account designated by each of the Buyers in writing an amount equal to all Predelivery Payments made by the Buyers, or any of them, in respect of such Aircraft, provided that none of the Buyers is in default under this Agreement or any other agreement with the Seller and/or its Affiliates.

10.5      REMEDIES

          THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYERS FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. NONE OF THE BUYERS WILL BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED DIRECTLY OR INDIRECTLY BY THE NEGLIGENCE OR FAULT OF ANY BUYER OR ITS REPRESENTATIVES.


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11        INEXCUSABLE DELAY

11.1      Liquidated Damages

11.1.1    If

          [...***...]

          then such delay will be termed an "INEXCUSABLE DELAY." In the event of an Inexcusable Delay, [...***...]

11.1.2    If

          (i)       an Aircraft is not Ready for Delivery [...***...]

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11.2      Renegotiation

          If, as a result of an Inexcusable Delay, Delivery does not occur [...***...] after the last day of the Scheduled Delivery Month, the Buyers will have the right, exercisable by written notice given by each of them to the Seller [...***...] to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyers during such renegotiation, the said renegotiation will not prejudice the Buyers' right to receive liquidated damages in accordance with Clause 11.1.

11.3      Termination

          If, as a result of an Inexcusable Delay, Delivery does not or cannot occur [...***...] and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, then the Buyers collectively, on the one hand, and the Seller, on the other, will have the right, exercisable by written notice to the other party, given [...***...] to terminate this Agreement in respect of the affected Aircraft. In the event of termination, neither party will have any claim against the other, except that the Seller will pay to an account designated in a writing signed by each of the Buyers any amounts due pursuant to Clause 11.1 and will pay such account [...***...]

11.4      Setoff Payments

          Notwithstanding anything to the contrary contained herein, before being required to make any payments under Clauses 11.1 or 11.3 above, the Seller will have the right to apply any and all sums previously paid by the Buyers, or any of them, to the Seller with respect to an Aircraft as to which this Agreement has been terminated to the payment of any other amounts that any Buyer or any Affiliate of a Buyer owes to the Seller or any Affiliate thereof under any agreement between them.

11.5      REMEDIES

          THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYERS FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND EACH OF THE BUYERS HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. NONE OF THE BUYERS WILL BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS

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          CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY,
          DIRECTLY OR INDIRECTLY, THE NEGLIGENCE OR FAULT OF ANY BUYER OR ITS REPRESENTATIVES.

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12        WARRANTIES AND SERVICE LIFE POLICY

          The Seller represents and warrants that the Manufacturer has provided to the Seller the Warranty, Service Life Policy, Supplier Warranties and Interface Commitment with respect to the Aircraft that are reproduced below between the words QUOTE and UNQUOTE, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) set forth below. The Seller hereby assigns to the Buyers, and each of the Buyers hereby accepts, all of the Seller's rights and obligations as the "Buyer" under the said Warranty, Service Life Policy, Supplier Warranties and Interface Commitment, and the Seller subrogates the Buyers to all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyers that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyers, (ii) such assignment and subrogation are effective to confer on the Buyers all of the foregoing rights and obligations of the Seller, (iii) the provisions so assigned are in full force and effect and have not been amended prior to the date hereof, and (iv) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of each of the Buyers.

QUOTE

12.1      WARRANTY

12.1.1    Nature of Warranty

          Subject to the limitations and conditions hereinafter provided, and except as provided in Clause 12.1.2, the Seller warrants to the Buyers that each Aircraft and each Warranted Part will at the time of Delivery hereunder be free from defects:

          (i)       in material,

          (ii) in workmanship, including, without limitation, processes of manufacture,

          (iii) in design (including, without limitation, selection of materials parts and components) having regard to the state of the art at the date of such design, and

          (iv) arising from failure to conform to the Specification, except as to immaterial deviations from those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

          For the purposes of this Agreement, the term "WARRANTED PART" will mean any Seller proprietary component, equipment, accessory or part that (a) is installed on or incorporated into an Aircraft at Delivery,
          (b) is manufactured to the detail

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          design of the Seller or a subcontractor of the Seller and (c) bears a part number of the Seller at the time of Delivery.

12.1.2    Exceptions

          The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, Propulsion Systems, or to any component, accessory, equipment or part purchased by any Buyer or the Seller [...***...] that is not a Warranted Part, provided, however, that:

     (i) any defect in the Seller's workmanship in respect of the installation of such items in or on the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(ii), and

     (ii) any defect inherent in the Seller's design of the installation, considering the state of the art at the date of such design, that impairs the use or function of such items will constitute a defect in design for the purposes of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(iii).

12.1.3    Warranty Periods

          The warranties described in Clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within [...***...] after Delivery of the affected Aircraft, (the "WARRANTY PERIOD").

12.1.4.1  Limitations of Warranty

          (i) The Buyers' remedy and the Seller's obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller's expense and option, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to any defective Warranted Part, [...***...] However, the Seller may furnish a credit to the Buyers, jointly, for the future purchase of goods and services (not including Aircraft) equal to the price at which the Buyers are then entitled to acquire a replacement for the defective Warranted Part.

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            (ii)  [...***...]

            (iii) [...***...]

12.1.5      Cost of Inspection

            (i) In addition to the remedies set forth in Clauses 12.1.4(i) and 12.1.4(ii), the Seller will reimburse the direct labor costs spent by the Buyers in performing inspections of the Aircraft that are conducted:

                  (a) to determine whether a defect exists in any Warranted Part within the Warranty Period; or

                  (b) pending the Seller's provision of a corrective technical solution.

            (ii) The Seller's liability under Clause 12.1.5(i) is subject to the following conditions:

                  (a) such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

                  (b) the inspections are not performed during a scheduled maintenance check recommended by the Seller's Maintenance Planning Document; the labor rate for the reimbursements will be the In-House Warranty Labor Rate, and

            (iii) [...***...]

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12.1.5      Warranty Claim Requirements

            The Buyers' remedy and the Seller's obligation and liability under this Clause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

            (i) the existence of a defect covered by the provisions of this Clause 12.1,

            (ii) the defect becomes apparent within the Warranty Period, except as provided in Clause 12.1.4(iii),

            (iii) a Buyer submits to the Seller evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter covered under the provisions of this Clause 12, and that such defect did not result from any act or omission of any of the Buyers, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.11 or from any act or omission of any third party,

            (iv) a Buyer returns as soon as practicable the Warranted Part claimed to be defective to the repair facilities designated by the Seller, unless the Buyers elect to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.8,

            (v) the Seller receives a "WARRANTY CLAIM" complying with the provisions of Clause 12.1.7(v).

12.1.7      Warranty Administration

            The warranties set forth in Clause 12.1 will be administered as hereinafter provided:

            (i) Claim Determination. Determination as to whether any claimed defect in any Warranted Part entitles the Buyers to a remedy under this Clause 12.1 will be made by the Seller, in consultation with the Buyers, and will be based on claim details, reports from the Seller's regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents and information.

            (ii)  Transportation Costs. [...***...]

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                  [...***...]

            (iii) [...***...]

                  [...***...]

            (iv)  [...***...]

                  [...***...]

            (v)   [...***...]

                  (a)   Description of the defect and any action taken

                  (b)   Date of incident and/or removal

                  (c) Description of the Warranted Part claimed to be defective

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                  (d)   Part number

                  (e)   Serial number (if applicable)

                  (f) Position on Aircraft, according to Catalog Sequence Number of the Illustrated Parts Catalog, Aircraft Maintenance Manual, Component Maintenance Manual or Structural Repair Manual, as applicable

                  (g) Total flying hours or calendar times, as applicable, at the date of appearance of a defect

                  (h) Time since last shop visit at the date of appearance of defect

                  (i) Manufacturer's serial number (MSN) of the Aircraft and/or its registration number

                  (j) Aircraft total flying hours and/or number of landings at the date of appearance of defect

                  (k)   Claim number

                  (l)   Date of claim

                  (m) Date of delivery of an Aircraft or Warranted Part to the Buyer

            Warranty Claims are to be addressed as follows:

            Airbus
            Customer Services Directorate
            Warranty Administration
            Rond-Point Maurice Bellonte
            B.P. 33
            F-31707 Blagnac Cedex, France

      (vi) Replacements. Replacements made pursuant to this Clause 12.1 will be made within the lead time defined in the Seller's Spare Parts Price Catalog. [...***...]. Replaced components, equipment, accessories or parts will become the Seller's property.

            Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by any of the Buyers to the Seller will at all times remain with such Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which any of the Buyers has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller on shipment by the Seller to a Buyer of any item furnished by the Seller to such Buyer as a replacement therefor or on the Seller's issuance of a credit with respect thereto. Upon the Seller's shipment to a Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1,


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        title to and risk of loss of such component, accessory, equipment or part will pass to such Buyer.

        (vii) Seller's Acceptance and Rejection. [...***...] The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. The Buyers will pay the Seller (a) reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of a rejected Warranty Claim, [...***...] and (b) all costs incurred by the Seller including transportation to the ANACS Spares Center in Ashburn, VA, insurance, and any other associated costs. [...***...]

        (viii) Inspection. The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Clause 12.1 on reasonable prior written notice to the Buyers and such inspection will not unreasonably interfere with the Buyers' operation and personnel.

12.1.8  In-house Warranty

        (i) Authorization. Each of the Buyers is hereby authorized to repair Warranted Parts, subject to the terms of this Clause 12.1.8 ("IN-HOUSE WARRANTY REPAIR"). [...***...], such Buyer will notify the Resident Customer Support Representative of its decision to perform any In-house Warranty Repairs before such repairs are commenced. Such Buyer's notice will include sufficient detail regarding the defect, estimated or actual labor hours and material, as applicable, to allow the Seller to ascertain the reasonableness of the estimate. [...***...] The Seller will use reasonable efforts to ensure a prompt response and will not unreasonably withhold authorization.

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        (ii)    Conditions of Authorization. The Buyers will be entitled to the benefits under this Clause 12.1.8 for repair of Warranted Parts:

                [...***...]

        (iii) Seller's Rights. The Seller will have the right to require the delivery to it of any Warranted Part, or any part removed therefrom that is claimed to be defective, if, in the Seller's judgment, the nature of the claimed defect requires technical investigation. Such delivery will be subject to the provisions of Clause 12.1.7(ii).

        Subject to applicable safety rules, the Seller will have the right to have a representative present as an observer during the disassembly, inspection and testing of any Warranted Part claimed to be defective. Such representatives will not unreasonably interfere with the Buyers' operation and personnel.

        (iv) In-house Warranty Claim Substantiation. Claims for In-house Warranty Repair credit will comply with the requirements in Warranty Claims under Clause 12.1.6(v) and in addition, to the extent ascertainable, will include:

                (a) A report of technical findings with respect to the defect

                (b)     For parts required to remedy the defect

                        -       part numbers,

                        -       serial numbers (if applicable),

                        -       description of the parts,

                        -       quantity of parts,

                        -       unit price of parts,

                        - related Seller's or third party's invoices (if applicable),

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                        -       total price of parts

                (c)     Detailed number of labor hours

                (d)     In-house Warranty Labor Rate

                (e)     Total claim amount

        (v) Credit. The Buyers' sole remedy, and the Seller's sole obligation and liability, in respect of In-house Warranty Repair claims, will be a credit to the Buyers' account. Such credit will be equal to the sum of the direct labor cost expended in performing such repair and the direct cost of materials incorporated in the repair. Such costs will be determined as set forth below.

                (a) To determine direct labor costs, only the labor hours spent on access, disassembly, inspection, repair, reassembly, and final inspection and test (including flight tests necessary to complete such repair) of the Warranted Part alone will be counted. The hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part will not be included.

                (b)     [...***...]

                        The In-house Warranty Labor Rate is subject to adjustment annually by multiplying the same by the ratio ECIn/ECIb. For the purposes of this Clause 12.1.8(v) only, ECIn is equal to the Labor Index defined in the Seller Price Revision Formula for January of the year in which the hours are spent and ECIb is equal to such Labor Index for January 2005.

                (c) Direct material costs are determined by the prices at which the Buyers, or any of them, acquired such replacement material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

        (vi) Limitation on Credit. The Buyers will in no event be credited for repair costs (including labor and material) for any Warranted Part if such repair


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                costs exceed, in the aggregate, (x) [...***...] of
                the Seller's then current catalog price for a replacement of such Warranted Part or (y) those costs that would have resulted if repairs had been carried out at the Seller's facilities.

        The Seller will substantiate the costs referred to in Clause 12.1.8(vi)(y) in writing on reasonable request by the Buyers.

        (vii) Scrapped Material. Each of the Buyers may, with the agreement of the Resident Customer Support Representative, scrap any defective Warranted Parts that are beyond economic repair and not required for technical evaluation. If such Buyer does not obtain the written agreement of the Resident Customer Support Representative to scrap a Warranted Part, then such Buyer will retain such Warranted Part and any defective part removed from a Warranted Part during repair for a period of either one hundred and [...***...] after the date of completion of repair or [...***...] after submission of a claim for In-house Warranty Repair credit relating thereto, whichever is longer. Such parts will be returned to the Seller within [...***...] of receipt of the Seller's request therefor, at the Seller's expense (including costs relating to the fabrication of a shipping container specifically required for this shipment only.)

        (viii)  DISCLAIMER OF SELLER LIABILITY FOR BUYER'S REPAIR

                THE SELLER WILL NOT BE LIABLE FOR, AND EACH OF THE BUYERS WILL, JOINTLY AND SEVERALLY, INDEMNIFY THE SELLER AGAINST, CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY ANY OF THE BUYERS UNDER THIS CLAUSE 12.1.8 OR ANY OTHER ACTIONS UNDERTAKEN BY ANY OF THE BUYERS UNDER THIS CLAUSE 12.1.8, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF ANY BUYER OR THE SELLER.

12.1.9  Warranty Transferability

        The warranties provided for in this Clause 12.1 for any Warranted Part will accrue to the benefit of any operator other than a Buyer if the Warranted Part enters into the possession of such operator as a result of a pooling agreement between such operator and a Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.


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12.1.10 Warranty for Corrected, Replacement or Repaired Warranted Parts

        Whenever any Warranted Part that contains a defect for which the Seller is liable under this Clause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, will be the remaining portion of the original Warranty Period in respect of such corrected, repaired or replaced Warranted Part. If a defect is attributable to a defective repair or replacement by any of the Buyers, a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.11 Standard Airline Operation - Normal Wear and Tear

        The Buyers' rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with FAA regulations and the Buyers' FAA-approved maintenance program and operating procedures.

        The Seller's liability under this Clause 12.1 will not extend to normal wear and tear nor, to the extent caused by any of the following, to:

        (i) any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after Delivery in a manner inconsistent with the requirements of the applicable Aviation Authority or the aircraft repair manuals, as applicable;

        (ii) any Aircraft or component, equipment, accessory or part thereof that has been operated in a damaged state; or

        (iii) any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed.

        The limitations of the Seller's liability under this Clause 12.1.11 resulting from causes described in Clauses 12.1.11(i) and 12.1.11(ii) will apply only to the extent the Seller submits reasonable evidence that the defect arose from or was contributed to by such causes.

12.2    SELLER SERVICE LIFE POLICY

12.2.1  Scope and Definitions

        In addition to the warranties set forth in Clause 12.1, the Seller agrees that, should a Failure occur in any Item (as such terms are defined below), then, subject to the

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        general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 will apply.

        For the purposes of this Clause 12.2,

        (i) "ITEM" means any of the Seller components, equipment, accessories or parts listed in Exhibit C that are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Clause 12.2.2;

        (ii)    "FAILURE" means any breakage of, or defect in, an Item that

                (x)     materially impairs the utility or safety of the Item,

                (y) did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force, and

                (z) has occurred or can reasonably be expected to occur, but does not necessarily occur, on a repetitive or fleetwide basis.

        The Seller's obligations under this Clause 12.2 are referred to as the ("SERVICE LIFE POLICY")

12.2.2  Periods and Seller's Undertaking

        Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item within [...***...] after the Delivery of the Aircraft on which such Item is installed, the Seller will, at its discretion, as promptly as practicable and for a price that reflects the Seller's financial participation as hereinafter provided:

        (i) design and furnish to the Buyers a terminating correction for such Item and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

        (ii)    replace such Item.

12.2.3  Seller's Participation in the Cost

        Any part or Item that the Seller is required to furnish to the Buyers under this Service Life Policy will be furnished at the Seller's current sales price therefor, less the Seller's financial participation, which will be determined in accordance with the following formula:

        P =      C ( N - T ) /  N

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          where

          P:  financial participation of the Seller,

          C: the Seller's then current sales price for the required Item or required Seller designed parts,

          T: total time in months since Delivery of the Aircraft in which the Item subject to a Failure was originally installed, and

          N:  [...***...]

12.2.4    General Conditions and Limitations

12.2.4.1 Notwithstanding any provision of this Clause 12.2, during the Warranty Period, all Items will be covered by the provisions of Clause 12.1 and not by the provisions of this Clause 12.2.

12.2.4.2 The Buyers' remedies and the Seller's obligations and liabilities under this Service Life Policy are subject to compliance by the Buyers with the following conditions:

          (i) The Buyers will generate maintain log books and other historical records as required by the FAA, and will retain the same for the duration of this Service Life Policy, with respect to each Item adequate to enable the determination as to whether the alleged Failure is covered by this Service Life Policy and, if so, to allocate the portion of the cost to be borne by the Seller in accordance with Clause 12.2.3.

          (ii) The Buyers will keep the Seller informed, by making available any relevant records upon request, of any significant incidents relating to an Aircraft, howsoever occurring or recorded.

          (iii) The conditions of Clause 12.1.11 will have been complied with.

          (iv) The Buyers will implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller and the Buyers. Such programs will be, to the extent possible, compatible with the Buyers' operational requirements and will be carried out at the Buyers' expense. Reports relating thereto will be regularly furnished to the Seller on a reasonable request.

          (v) The Buyers will report in writing any breakage or defect that may be covered by the Service Life Policy to the Seller within [...***...] after such breakage or defect becomes apparent, whether or not the same can reasonably be expected to occur in any other Aircraft, and the Buyers

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                    will inform the Seller in sufficient detail about such
                    breakage or defect to enable the Seller to determine whether the same is subject to this Service Life Policy.

12.2.4.3 Except as otherwise provided in this Clause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4 If the Seller has issued a service bulletin modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller will offer the necessary modification kit free of charge or under a pro rata formula established by the Seller. If such a kit is so offered to the Buyers, then, in respect of such Failure and any Failures that could ensue therefrom, the Seller's commitment under this Clause 12.2 will be subject to the Buyers' incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller's instructions.

12.2.4.5 THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS CLAUSE 12.2. THE BUYERS' SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYERS REASONABLY EXPEND IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYERS OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, EACH OF THE BUYERS HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

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12.2.5    Transferability

          The Buyers' rights under this Clause 12.2 will not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent.

          Any unauthorized assignment, sale, transfer or other alienation of any Buyer's rights under this Service Life Policy will, as to the Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3      SUPPLIER WARRANTIES AND SERVICE LIFE POLICIES

12.3.1    Seller's Support

          Before Delivery of the first Aircraft, the Seller will provide the Buyers with the warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreements.

12.3.2.1  Supplier's Default

12.3.2.1 If any Supplier under any warranty referred to in Clause 12.3.1 defaults in the performance of any material obligation under such warranty with respect to a Supplier Part, each Buyer has used its best efforts to enforce its rights under such warranty, and the Buyers submit reasonable evidence, within a reasonable time, that such default has occurred, then Clause 12.1 of this Agreement will apply to the extent it would have applied had such Supplier Part been a Warranted Part, to the extent the Seller can reasonably perform said Supplier's obligations, except that the Supplier's warranty period indicated in the applicable Supplier Product Support Agreement will apply.

12.3.2.2  If any Supplier under any service life policy referred to in Clause
          12.3.1 defaults in the performance of any material obligation under such service life policy with respect to a Supplier Part, each Buyer has used best efforts to enforce its rights under such service life policy, and such Buyer submits within reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.2 will apply to the extent the same would have applied had such Supplier Part been listed in Exhibit C, to the extent that the Seller can reasonably perform said Supplier's service life policy.

12.3.2.3 At the Seller's request, each Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyers' rights against the relevant Supplier with respect to, and arising by reason of, such default and the Buyers will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

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12.4      INTERFACE COMMITMENT

12.4.1    Interface Problem

          If any Buyer experiences any technical problem in the operation of an Aircraft or its systems, the cause of which, after due and reasonable investigation, is not readily identifiable by such Buyer, but which such Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft and/or its systems (an "INTERFACE PROBLEM"), the Seller will, if requested by such Buyer, and without additional charge to any Buyer, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible, provided, however, that if the Seller determines, after such investigation, that the Interface Problem was due to or caused by any act or omission of any Buyer in its performance of its obligations hereunder, the Buyers will, jointly and severally, pay to the Seller all reasonable costs and expenses incurred by the Seller during such investigation. The Buyers will furnish to the Seller all data and information in the possession of any of them relevant to the Interface Problem and will reasonably cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required. At the conclusion of such investigation the Seller will promptly advise the Buyers in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2    Seller's Responsibility

          If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if requested by a Buyer, take prompt action to correct the design of such Warranted Part, pursuant to the terms and conditions of Clause 12.1.

12.4.3    Supplier's Responsibility

          If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will at any Buyer's request, assist such Buyer in processing any warranty claim such Buyer may have against the manufacturer of such Supplier Part. [...***...]

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12.4.4    Joint Responsibility

          If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if requested by a Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier(s) involved. The Seller will promptly advise the Buyers of any corrective action proposed by the Seller and any such Supplier(s). Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyers. Such corrective action, unless reasonably rejected by the Buyers, will constitute full satisfaction of any claim any of the Buyers may have against either the Seller or any such Supplier(s) with respect to such Interface Problem, unless such corrective action does not resolve the Interface Problem.

12.4.5    General

12.4.5.1 All requests under this Clause 12.4 will be directed both to the Seller and the affected Suppliers.

12.4.5.2 Except as specifically set forth in this Clause 12.4, this Clause 12.4 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3 All reports, recommendations, data and other documents furnished by the Seller to a Buyer pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.7.

12.5      EXCLUSIVITY OF WARRANTIES

          THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO ANY BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

          EACH OF THE BUYERS RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYERS FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. EACH OF THE BUYERS HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF

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          THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF ANY BUYER
          AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

          (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

          (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

          (3)       ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

          (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

          (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

          (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

          (7)       ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                        (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                        (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                        (c)   LOSS OF PROFITS AND/OR REVENUES;

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                        (d)   ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

          THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYERS. IF ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

          FOR THE PURPOSE OF THIS CLAUSE 12.5, "SELLER" WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES, SUPPLIERS AND ASSOCIATED CONTRACTORS.

          [...***...]

12.6      DUPLICATE REMEDIES

          The remedies provided to the Buyers under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyers will be entitled to the remedy that provides the maximum benefit to them, as the Buyers may elect, pursuant to the terms and conditions of this Clause 12 for any defect for which remedies are provided under this Clause 12 provided, however, that none of the Buyers will be entitled to elect a remedy under more than one part of this Clause 12 for the same defect. The Buyers' rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyers expend in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and none of the Buyers will have any right to require specific performance by the Seller.

UNQUOTE

          In consideration of the assignment and subrogation by the Seller under this Clause 12 in favor of the Buyers in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, each of the Buyers hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained, specifically including, without

*** Confidential Treatment Requested

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          limitation, the Exclusivity of Warranties and General Limitations of
          Liability provisions and Duplicate Remedies provisions.

          THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYERS, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

          EACH OF THE BUYERS RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYERS FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. EACH OF THE BUYERS HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF ANY BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

          (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

          (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

          (3)       ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

          (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

          (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

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          (6)       ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR
                    STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

          (7)       ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                       (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY PART, SOFTWARE OR DATA PROVIDED UNDER THIS AGREEMENT;

                       (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE OR DATA PROVIDED UNDER THIS AGREEMENT;

                       (c)    LOSS OF PROFITS AND/OR REVENUES;

                       (d)    ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

          THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYERS. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

          The remedies provided to the Buyers under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyers will be entitled to the remedy that provides the maximum benefit to them, as the Buyers may elect, pursuant to the terms and conditions of this Clause 12 for any defect for which remedies are provided under this Clause 12, provided, however, that the none of the Buyers will be entitled to elect a remedy under more than one part of this Clause 12 for the same defect. The Buyers' rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyers expend in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and none of the Buyers will have any right to require specific performance by the Seller.

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12.7        NEGOTIATED AGREEMENT

            Each of the Buyers specifically recognizes that:

            (i) the Specification has been agreed upon after careful consideration by the Buyers using their judgment as professional operators of, and maintenance providers with respect to, aircraft used in public transportation and as such is are professionals within the same industry as the Seller;

            (ii) this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyers;

            (iii) the price of the Aircraft and the other mutual agreements of the Buyers set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties set forth in Clause 12.5.

12.8        SURVIVABILITY

            [...***...]

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13.         PATENT AND COPYRIGHT INDEMNITY

            The Seller represents and warrants that the Manufacturer has provided to the Seller the following indemnity against patent and copyright infringements with respect to the Aircraft that are reproduced below between the words QUOTE and UNQUOTE, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) set forth below. The Seller hereby assigns to the Buyers, and each of the Buyers hereby accepts, all of the Seller's rights and obligations as the "Buyer" under the said indemnity against patent and copyright infringements, and the Seller subrogates the Buyers to all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyers that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyers, (ii) such assignment and subrogation are effective to confer on the Buyers all of the foregoing rights and obligations of the Seller, (iii) the provisions so assigned are in full force and effect and have not been amended prior to the date hereof, and (iv) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of each of the Buyers.

QUOTE

13.1        Indemnity

13.1.1 Subject to the provisions of Clause 13.2.3, the Seller will indemnify the Buyers from and against any damages, costs and expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe or any part or software installed therein at Delivery of

            (i)   any British, French, German, Spanish or U.S. patent;

            (ii) any patent issued under the laws of any other country in which any of the Buyers may lawfully operate the Aircraft, provided that from the time of design of such Airframe or any part or software installed therein at Delivery and until infringement claims are resolved, the country of the patent and the flag country of the Aircraft are both parties to:

                  (1) the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or,

                  (2) the International Convention for the Protection of Industrial Property of March 20, 1883; and

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            (iii) in respect of computer software installed on the Aircraft, any copyright, provided that the Seller's obligation to indemnify will be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognize computer software as a "work" under the Berne Convention.

13.1.2      Clause 13.1.1 will not apply to

            (i)   Buyer Furnished Equipment;

            (ii)  the Propulsion Systems;

            (iii) Supplier Parts; or

            (iv)  software not developed by the Seller.

13.1.3 If any of the Buyers is, due to circumstances contemplated in Clause 13.1.1, prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at among the claimant, the Seller and any Buyer), the Seller will at its expense either

            (i) procure for the Buyers the right to use the affected Airframe, part or software free of charge; or

            (ii) replace the infringing part or software as soon as possible with a non-infringing substitute.

13.2        Administration of Patent and Copyright Indemnity Claims

13.2.1 If any Buyer receives a written claim or a suit is threatened or begun against such Buyer for infringement of a patent or copyright referred to in Clause 13.1, such Buyer will

            (i)   forthwith notify the Seller, giving particulars thereof;

            (ii) furnish to the Seller all data, papers and records within the Buyers' control or possession relating to such patent or claim;

            (iii) refrain from admitting any liability or making any payment, or assuming any expenses, damages, costs or royalties, or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 13.2.1(iii) will prevent a Buyer from paying the sums that may be required to obtain the release of the Aircraft, provided that payment is accompanied by a denial of liability and is made without prejudice;

            (iv) fully cooperate with, and render all assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

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            (v)   act to mitigate damages and/or to reduce the amount of
                  royalties that may be payable, and act to minimize costs and expenses.

13.2.2.1 The Seller will be entitled either in its own name or on behalf of each of the Buyers to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller's opinion, it deems proper.

13.2.3 The Seller's liability hereunder will be conditional on the strict and timely compliance by each of the Buyers with the terms of this Clause and is in lieu of any other liability to any Buyer, whether express or implied, that the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

UNQUOTE

      In consideration of the assignment and subrogation by the Seller under this Clause 13 in favor of the Buyers in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, each of the Buyers hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained (specifically including, without limitation, the waiver, release and renunciation provision).

      THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND EACH OF THE BUYERS HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF ANY BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYERS.

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14          TECHNICAL DATA AND SOFTWARE SERVICES

            The Seller will make available or will cause the Seller's designee ANACS to make available to the Buyers the Technical Data and certain additional services under the terms and conditions set forth in this Clause 14.

14.1        Supply

            The Technical Data will be supplied in the English language using the aeronautical terminology in common use.

            Range, form, type, format, Air Transport Association ("ATA") compliance or non-compliance, quantity and delivery schedule of the Technical Data to be provided under this Agreement are covered in Exhibit F. [...***...]

            The Buyers will not receive compensation or credits of any kind for return of unused or partially used Technical Data.

14.2        Aircraft Identification for Technical Data

14.2.1 For Technical Data customized to the Aircraft, the Buyers agree to the allocation of fleet serial numbers ("FSN(S)") in the form of block of numbers selected in the range from 001 to 999.

14.2.2 The sequence will not be interrupted except if two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14.2.3 The Buyers will indicate to the Seller the FSNs allocated to each Aircraft corresponding to the Aircraft rank in the delivery schedule set forth in Clause 9.1.1 not later than twenty-four (24) months prior to the Scheduled Delivery Month for the first Aircraft to be delivered hereunder. The allocation of such FSNs to such Aircraft will not constitute any proprietary, insurable or other interest of any Buyer in any Aircraft prior to its Delivery.

14.3        Integration of Equipment Data

14.3.1      Supplier Equipment

            If necessary for the understanding of the affected systems, information relating to Supplier Equipment that is installed on the Aircraft by the Seller, will be introduced free of charge into the first issue, subsequent to the installation of the Supplier equipment of the customized Technical Data supplied to the Buyers, provided Clause 14.3.2.2 is complied with (the "FIRST ISSUE").

*** Confidential Treatment Requested

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14.3.2      Buyer Furnished Equipment

14.3.2.1 The Seller will introduce BFE data, for equipment installed on the Aircraft by the Seller, into the customized Technical Data at no additional charge to the Buyers for the First Issue, provided such data are provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.5.

14.3.2.2    [...***...]

14.3.2.3 The BFE data will comply with applicable revision of the ATA 2200 Specification applicable to the corresponding aircraft type. Subsequent revisions of the ATA specification will be considered as applicable.

14.3.2.4 The Buyers and the Seller will agree on the requirements for the provision to the Seller of BFE data for "on-aircraft maintenance." These requirements include but are not limited to timeframe, media and format, to facilitate the efficient, expedited and economic integration of BFE data into Technical Data.

14.3.2.5 The BFE data will be delivered in digital format and/or in Portable Document Format, as agreed between the Buyers and the Seller.

14.3.2.6 All costs related to the delivery to the Seller of BFE data will be borne by the Buyers.

14.3.2.7 Clause 14.3.2 will apply to the BFE data provided by the Seller under the terms of Clause 18.1.3.

14.4        Delivery

14.4.1 The Technical Data are delivered on-line and/or off-line, as set forth in Exhibit F.

14.4.2 For Technical Data delivered off-line, the Technical Data and corresponding revisions will be sent to one address only. The Buyers will specify such address.

14.4.3 Packing and shipment of the Technical Data and their revisions will be carried out by the quickest transportation methods. Shipment will be FCA Toulouse, France, FCA Hamburg, Germany, and/or FCA Ashburn, VA, USA.

14.4.4 The delivery schedule of the First Issue will be phased as mutually agreed to correspond with Aircraft deliveries. The Buyers agree to provide forty (40) days' notice when requesting a change to the delivery schedule.

***         Confidential Treatment Requested

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14.4.5      The Buyers will be responsible for coordinating with and satisfying the requirements of the FAA for Technical Data. Reasonable quantities of Technical Data will be supplied by the Seller for delivery to the FAA at no charge to the Buyer, FCA Toulouse, France, FCA Hamburg, Germany, and/or FCA Ashburn, VA, USA.

14.4.6      [...***...]

14.5        Revision Service

            Unless otherwise specifically stated, revision service will be provided on a free-of-charge basis for a period of one (1) year after Delivery of the last Aircraft. Thereafter revision service will be provided at the standard conditions set forth in the then current ANACS Customer Services Catalog.

14.6        Service Bulletins Incorporation

            During the period of revision service and upon the Buyers' request for incorporation, which will be made [...***...] after issuance of a Service Bulletin, Seller's Service Bulletin information will be incorporated into the Technical Data for the Aircraft after formal notification by any Buyer of its intention to accomplish a Service Bulletin. The split effectivity for a Service Bulletin will remain in the Technical Data until notification from the Buyers that accomplishment has been completed on all the applicable Aircraft, except that for the Flight Manual, Configuration Deviation List, Weight and Balance Manual and the MMEL only the pre- or post-Service Bulletin status will be shown.

14.7        Future Developments

            The Seller will continuously monitor technological developments and apply them to data and document production and methods of transmission where beneficial and economical. The Buyers agree to give reasonable consideration to any new development proposed by the Seller for implementation.

14.8        Technical Data Familiarization

            Upon request by the Buyers, the Seller will provide a one (1) week Technical Data familiarization training at the Seller's or at the facilities of one of the Buyers. If such familiarization is conducted at a Buyer's facilities, the Buyers will reimburse the Seller for all air travel or will provide free of charge air travel

*** Confidential Treatment Requested

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            (business class for international travel and coach for domestic) to and from the nearest point on any Buyer's network and living expenses of the representatives of the Seller conducting such familiarization training.

14.9        Customer Originated Changes

14.9.1 Data on Customer Originated Changes may be incorporated into the following Technical Data when customized to the Buyers:

            -     Aircraft Maintenance Manual

            -     Illustrated Parts Catalog

            -     Trouble Shooting Manual

            -     Aircraft Wiring Manual

            -     Aircraft Schematics Manual

            -     Aircraft Wiring Lists

            -     Flight Crew Operating Manual

            -     Quick Reference Handbook

14.9.2 COC data will be developed by the Buyers according to the "Customer Guide for Customer Originated Changes" issued by the Manufacturer. The Buyers will ensure that any such COC data is in compliance with the requirements of the FAA.

            COC data will be incorporated by the Seller into all affected customized Technical Data unless the Buyers specify in writing the documents into which the Buyers desire the COC to be incorporated. Following incorporation of the COC into the customized Technical Data, the relevant Technical Data will show only the aircraft configuration that reflects the COC data and not the configuration before such COC data are incorporated.

14.9.3.

            (a) Each of the Buyers hereby acknowledges and accepts that the incorporation of any COC data into the Technical Data issued by the Seller will be at the Buyers' sole risk, that the Seller will have no obligation to check the COC data for accuracy or validity, and that the Seller will have no liability whatsoever with respect to (a) the contents of any COC data (including omissions or inaccuracies therein) (b) any effect that the incorporation of such COC data may have on the Technical Data or (c) any costs of any nature that the COC data may add to subsequent Service Bulletins or modifications.

            (b) THE SELLER HEREBY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OR LIABILITIES, EXPRESSED OR IMPLIED, ORAL OR WRITTEN, ARISING BY LAW, COURSE OF DEALING OR OTHERWISE, AND WITHOUT LIMITATION ALL WARRANTIES AS TO QUALITY, OPERATION, MERCHANTABILITY, FITNESS FOR ANY INTENDED PURPOSE, AND ALL OTHER

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                  CHARACTERISTICS WHATSOEVER, INCLUDING ANY OMISSIONS OR
                  INACCURACIES THEREIN, OF ANY COC DATA INCORPORATED INTO THE TECHNICAL DATA ISSUED BY THE SELLER.

            (c) Each of the Buyers will indemnify and hold the Seller harmless from and against any losses (including reasonable attorneys' fees) arising from claims by any third party for injury, loss or damage incurred directly or indirectly as a result of the incorporation of any COC data into the Technical Data issued by the Seller.

            (d) If any Buyer sells, leases or otherwise transfers any Aircraft to which the COC data apply:

            (i) the Buyers will remain fully liable for the COC data and any and all effects of their incorporation, as set forth in this Clause 14.9;

                  (ii) the Seller may disclose the COC data to the subsequent owner(s) or operator(s) of the transferred Aircraft;

                  (iii) it will be the sole responsibility of the Buyers to
                        notify, or cause notification to be made to, the subsequent owner(s) or operator(s) of the existence of the such COC data in the Technical Data applicable to the corresponding Aircraft.

            The Seller hereby disclaims any and all liabilities whatsoever for the COC data in the event of transfer, sale or lease of any Aircraft to which COC data apply.

14.9.4 The incorporation of any COC will be performed under the conditions specified in the Seller's then current Customer Services Catalog.

14.10       Software Products

            Software Products are available to the Buyers exclusively from ANACS and may be licensed under the General Terms and Conditions of Licensing set forth in Exhibit H.

14.10.1     Performance Engineer's Programs

            (i) In addition to the standard operational manuals, the Seller will provide to the Buyers software components and databases composing the Performance Engineer's Programs ("PEP") for the Aircraft.

            (ii) The license to use the PEP will be granted free of charge for as long as the revisions of the PEP are free of charge in accordance with Clause 14.5. At the end of such period, license fees may be charged and yearly revision

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                  service for the PEP will be provided to the Buyers at the
                  standard commercial conditions set forth in the then current ANACS Customer Services Catalog.

14.10.2     [...***...]

14.10.3     Airbus|World Customer Portal

14.10.3.1 The Buyers will be entitled to obtain access to a wide range of information and services, including Technical Data, available in the secure zone of Airbus's Customer Portal Airbus|World
            ("AIRBUS|WORLD"). Access will be free of charge for as long as any Buyer operates the Aircraft.

            Access to the secure zone of Airbus|World (the "SECURE ZONE") is reserved to Airbus owners and operators and is subject to the prior signature by each of the Buyers of the "General Terms and Conditions of Access to and Use of Airbus Secure Area of Customer Portal."


***  Confidential Treatment Requested

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            A description of the basic services available to the Buyers in the
            Secure Zone is set forth in the ANACS Customer Services Catalog.

14.10.3.2   On-Line Technical Data

            (i) The Technical Data specified in Exhibit F as being provided on-line will be made available to the Buyers through the Secure Zone at no cost as long as revision service for such Technical Data is free of charge in accordance with Clause 14.5.

            (ii) The list of the Technical Data available on-line may be amended from time to time.

                  For any Technical Data that are or become available on-line, the Seller will notify the Buyers thereof and the Seller reserves the right to discontinue other formats for such Technical Data. On-line and old formats of such Technical Data are to be available in parallel for a period of six (6) months or one (1) revision cycle, whichever is shorter.

14.10.3.3   [...***...]

14.11       Warranties

            The Seller represents and warrants that the Manufacturer has provided to the Seller a warranty with respect to the Technical Data that is reproduced below between the words QUOTE and UNQUOTE, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) set forth below. The Seller hereby assigns to the Buyers, and the Buyers hereby accept, all of the Seller's rights and obligations as the "Buyer" under the said warranty, and the Seller subrogates the Buyers to all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyers that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyers, (ii) such assignment and subrogation are effective to confer on the Buyers all of the foregoing rights and obligations of the Seller, (iii) the provisions so assigned are in full force and effect and have not been amended prior to the date hereof and (iv) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of each of the Buyers.

QUOTE

14.11.1 The Seller warrants that the Technical Data (exclusive of COC) are prepared in accordance with the state of art at the date of their conception. SHOULD ANY

*** Confidential Treatment Requested

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            TECHNICAL DATA PREPARED BY THE SELLER CONTAIN ANY NONCONFORMITY OR
            DEFECT, THE SOLE AND EXCLUSIVE LIABILITY OF THE SELLER WILL BE TO TAKE ALL REASONABLE AND PROPER STEPS, AT ITS OPTION, TO CORRECT OR REPLACE SUCH TECHNICAL DATA.

14.11.2 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF THE BUYERS SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND EACH OF THE BUYERS HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF ANY OF THE BUYERS AGAINST THE SELLER, ITS SUPPLIERS AND/OR THEIR INSURERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN ANY TECHNICAL DATA DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

            (A)   ANY WARRANTY AGAINST HIDDEN DEFECTS

            (B)   ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

            (C) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

            (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER'S AND/OR ITS SUPPLIERS' NEGLIGENCE, ACTUAL OR IMPUTED; AND

            (E) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR ANY TECHNICAL DATA DELIVERED HEREUNDER.

            THE SELLER AND/OR ITS SUPPLIERS WILL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY TECHNICAL DATA DELIVERED UNDER THIS AGREEMENT.

            FOR THE PURPOSES OF THIS CLAUSE 14.11.2, "THE SELLER" WILL INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

UNQUOTE

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14.12       Proprietary Rights

            All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data will remain with the Seller and/or its Affiliates as the case may be. All Technical Data are supplied for the sole use by the Buyers in maintaining and operating the Aircraft and each of the Buyers undertakes not to modify, copy the contents of, or use the Technical Data to manufacture any parts or components of the Aircraft, save as explicitly permitted herein, in the Technical Data itself, or as otherwise expressly authorized by the Seller. These proprietary rights will also apply to any translation of Technical Data into a language or languages or medium or media that may have been performed or caused to be performed by any of the Buyers.

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15          SELLER REPRESENTATIVES

15.1 The Seller will provide or cause to be provided at no charge to the Buyers the services described in this Clause 15, at the main base of any of the Buyers or at other locations to be mutually agreed.

15.2        Resident Customer Support Representatives

15.2.1 The Seller will provide representatives to act in an advisory capacity ("RESIDENT CUSTOMER SUPPORT REPRESENTATIVE") as follows:

            (i) The Seller will provide one or more dedicated Resident Customer Support Representatives for pre-entry-into-service support of the Aircraft, commencing at or prior to entry-into-service of the first Aircraft for a total of [...***...] man-months;

            (ii) In addition, the Seller will provide a total of [...***...] man-months of Resident Customer Support Representatives for support of the A350 aircraft in the Buyers' fleet; and

            (iii) The actual number of Customer Support Representatives assigned to the Buyers at any one time will not exceed [...***...].

15.2.2 The Seller will provide to the Buyers an annual written account of the consumed months and any remaining balance of months.

15.2.3 Should any Buyer request additional services that exceed the amounts set forth in Clause 15.2.1(ii), the Seller may provide additional service subject to the terms and conditions agreed by such Buyer and the Seller at the time of such request.

15.2.4 The Seller will cause similar services to be provided by the representatives of the Propulsion System manufacturer and by representatives of the Suppliers when necessary and applicable.

15.3        Customer Support Director

            The Seller will assign the services of one (1) Customer Support Director based in Herndon, Virginia, to liaise between the Manufacturer and the Buyers on product support matters after signature of this Agreement for as long as any Buyer operates at least one (1) Aircraft.

15.4        [...***...]

*** Confidential Treatment Requested

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15.5        Buyers' Service

15.5.1 From the date of arrival of the first Resident Customer Support Representative and Spare Parts Field Representative and until the duration of the assignment, the Buyers will provide free of charge, suitable office space, office equipment and facilities for the sole use of the Resident Customer Support Representative(s) in or conveniently near the maintenance facilities of one of the Buyers. The Buyers will also provide internet access, telephone, and facsimile connections at the Seller's cost to be invoiced on a monthly basis.

15.5.2 In accordance with the Buyers' regulations, the Buyers will provide at no charge to the Seller

            (i) airline tickets in economy class, confirmed and guaranteed between the locations mentioned above in Clause 15.1 and the international airport nearest Toulouse, France, that is on any Buyer's network for the Resident Customer Support Representative(s) and the Spare Parts Field Representative mentioned in Clause 15.2.1 and 15.4, for travel at the beginning and end of the applicable assignment; and

            (ii) when said Resident Customer Support Representative(s) are assigned away from the locations mentioned above in Clause
                  15.2.1 at the Buyers' request, transportation on similar basis between the said locations and the place of assignment.

15.5.3 The parties will give each other all necessary reasonable assistance with general administrative functions specific to their respective countries and procurement of the documents necessary to live and work there.

15.6 Temporary Assignment and Withdrawal of Resident Customer Support Representative

            The Seller will have the right, upon written notice to and communication with the Buyers, to transfer or recall any Resident Customer Support Representative(s) on a temporary or permanent basis if, in the Seller's opinion, conditions are dangerous to the Resident Customer Support Representative's safety or health or prevent the fulfillment of such Resident Customer Support Representative's contractual tasks. The Buyers will receive credit for the man-days during which any Resident Customer Support Representative is absent from the Buyers' facility pursuant to this Clause 15.

15.7        Representatives' Status

            In providing the above technical service, the Seller's employees, including Resident Customer Support Representative(s), the Spare Parts Field Representative and the Customer Support Director, are deemed to be acting in an

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            advisory capacity only and at no time will they be deemed to be acting, either directly or indirectly, as the employees or agents of any of the Buyers.

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16          TRAINING AND TRAINING AIDS

16.1.       General

            This Clause 16 covers the terms and conditions for the supply of training and training aids for the Buyers' personnel to support the Aircraft operation.

16.2.       Scope

16.2.1 The range and quantity of training and training aids to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16. The Seller will arrange availability of such training and training aids in relation to the delivery schedule for the Aircraft set forth in Clause 9.1.1.

16.2.2 The Maintenance Training and Flight Training courses described in Appendix A to this Clause 16 will be provided up to two (2) years after Delivery of the last Aircraft.

16.2.3 Except as set forth in Appendix A to this Clause 16, no compensation or credit of any sort will be provided for unused or partially used training or training aids offered pursuant to this Clause 16.

16.3.       Training Organization / Location

16.3.1 The Seller will provide the training at the Airbus Training Center in Miami, Florida (the "SELLER'S TRAINING CENTER"), and/or at its affiliated training center in Blagnac, France (the "AFFILIATED TRAINING CENTER").

16.3.2 If unavailability of facilities or scheduling difficulties make training by the Seller impractical at the training centers listed in Clause 16.3.1, the Seller will ensure that the Buyers are provided such training at locations other than those named in Clause 16.3.1.

16.3.3 Upon the Buyers' request, the Seller may also provide certain training at one of the Buyers' bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in Clause 16.6.2 will be borne by the Buyers.

16.4        Training Courses

16.4.1 Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer's personnel, are defined in the applicable training course catalog (the "TRAINING COURSE CATALOG") and will be scheduled as mutually agreed upon during a training conference (the "TRAINING CONFERENCE") that will be held as soon as practicable after signature of this Agreement and no later than six (6) months prior to delivery of the first Aircraft.

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16.4.2      The following terms will apply when training is performed by the
            Seller:

            (i) Training courses will be the Seller's standard courses as described in the Seller's applicable Training Course Catalog valid at the time of execution of the course. The Seller will be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses.

            (ii) The training curricula and the training equipment may not be fully customized. However, they may be modified to include the most significant aspects of the Specification as known, at the latest, six (6) months prior to the date of the first training course planned for the Buyers and will be configured in order to obtain the relevant Aviation Authority's approval and to support the Seller's training programs.

            (iii) Training data and documentation necessary for training detailed in Appendix A to this Clause 16 will be free-of-charge and will not be revised. Training data and documentation will be marked "FOR TRAINING ONLY" and as such will be supplied for the sole and express purpose of training.

            (iv) Upon the request of the Buyers and at no charge to the Buyers, the Seller will collect and pack for consolidated shipment to the facility of one of the Buyers, all training data and documentation of the Buyers' trainees attending training at the Airbus Training Center in Miami, Florida or Blagnac, France, as applicable. This training data and documentation will be delivered FCA Miami International Airport. The Buyers will designate in writing one Buyer to receive title to such training data and documentation and title to and risk of loss of the training data and documentation will pass to such Buyer upon delivery.

16.4.3 If the Buyers decide to cancel or reschedule a training course, a minimum advance notice of sixty (60) calendar days will be required. Any later cancellation or change from the Buyers, when courses cannot be allocated to other customers, will be deducted from the training allowances defined herein or will be charged to the Buyers, as applicable.

16.4.4 The Seller will deliver, or will cause any third party training provider to deliver, to the trainees a certificate of completion at the end of any such training course. No such certificate will represent authority or qualification by any Aviation Authority but may be presented to such officials in order to obtain relevant formal qualification.

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16.5        Prerequisites

16.5.1 Training will be conducted in English and all training aids are written in English using common aeronautical terminology. Trainees must have the prerequisite experience set forth in Appendix B to this Clause 16.

            The Seller's training courses are "TRANSITION TRAINING COURSES" and not "AB INITIO TRAINING COURSES."

            The Buyers will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.2 The Buyers will provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to verify the trainees' proficiency and previous professional experience. The Seller will in no case warrant or otherwise be held liable for any trainee's performance as a result of any training services provided.

16.5.3 The Seller will provide to the Buyers an "Airbus Pre-Training Survey", and/or the "Maintenance Training Survey", as applicable, to obtain the trainee's associated background. The Buyers will complete such survey(s) and return them to the Seller at least two (2) months prior to the start of the training course.

16.5.4 If the Buyers make a change to any trainee attendance list within the two (2) month period stated in Clause 16.5.3, the Buyers will immediately inform the Seller thereof and send the Seller on updated Airbus Pre-Training Survey and/or Maintenance Training Survey reflecting requested information for the replacement trainee(s).

16.6.       Logistics

16.6.1      Trainees

            (a) When training is done at the Airbus Training Center in Miami, Florida, the Seller will provide a free-of-charge rental car for all of the Buyers' trainees for the duration of the training course on the basis of one (1) rental car per four
                  (4) maintenance, operations and cabin attendant trainees and one (1) rental car per each flight crew.

                  The Seller will provide rental cars with unlimited mileage, and the Buyers will pay for gas, and fines, if any. However, the Buyers will indemnify and hold the Seller harmless from and against all liabilities, claims, damages, costs and expenses for any injury to or death of any of the Buyer's trainees occasioned during the course of such transportation.

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            (b)   When training is done at the Airbus Training Center in
                  Blagnac, France, the Seller will provide free local transportation by bus for the Buyer's trainees to and from designated pick up points and the training center

            (c) Living expenses for the Buyer's trainees are to be borne by the Buyers.

16.6.2      Training at External Location

            (a)   Seller's Instructors

                  If at any Buyer's request, training is provided by the Seller's instructors at any location other than the Seller's training centers, the Buyers will reimburse the Seller for all expenses set forth in Clauses 16.6.2(b) 16.6.2(c), 16.6.2(d) and 16.6.2(e) related to the assignment of such instructors and their performance of the duties as aforesaid.

            (b)   Living Expenses for the Seller's Instructors

                  Such expenses, covering the entire period from day of secondment to day of return to the Seller's base, will include but will not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyers will reimburse the Seller for such expenses on the basis of a per diem rate corresponding to the current per diem rate used by the Seller for its personnel.

            (c)   Air Travel

                  The Buyers will reimburse the Seller for the transportation costs of the Seller's instructors in confirmed business class or in confirmed coach class, where business class is not available, to and from the Buyers' designated training site and the Seller's training center.

            (d)   Training Material

                  The Buyers will reimburse the Seller for the cost of shipping the training material needed to conduct such courses.

            (e)   Buyers' Indemnity

                  The Buyers will be solely liable for any and all cancellation or delay in the performance of the training outside of the Seller's training centers that is associated with the transportation provided under Clause 16.6.2(c) and will, jointly and severally, indemnify and hold the Seller harmless from such delay and any consequences arising there from.

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            (f)   Training Equipment Availability

                  Training equipment necessary for course performance at any course location other than the Seller's training centers or the facilities of the training provider selected by the Seller will be provided by the Buyers in accordance with the Seller's specifications.

16.7        Flight Operations Training

16.7.1      Flight Crew Training Course

            (a) The Seller will perform a flight crew training course program for the Buyers' flight crews. [...***...] The training manual used will be the Seller's Flight Crew Operating Manual ("FCOM"), except for the base flight training, for which the Buyer's Customized FCOM will be used.

            (b) The Buyers will use delivered Aircraft for any required in-flight training. This training will not exceed one (1) session of forty-five (45) minutes per pilot. When in-flight crew training is performed in Blagnac, France, the Seller will provide free-of-charge line maintenance, including servicing, preflight checks and changing of minor components, subject to conditions agreed in this Agreement.

            (c) The Buyers will provide mutually agreed spare parts as required to support said in-flight training and will provide evidence of insurance coverage required under Clause 19.

            (d) In all cases, the Buyers will bear the expenses of fuel, oil and landing fees.

16.7.2      Flight Crew Line Initial Operating Experience

            (a) In order to assist the Buyers with initial operating experience after Delivery of the first Aircraft, the Seller will provide to the Buyers pilot instructor(s) as described in Exhibit A to this Clause 16.

            (b) Additional pilot instructors can be provided at the Buyers' expense upon conditions to be mutually agreed.

            (c) Prior to any flight training to be performed by the Seller on the Buyers' Aircraft, the Buyers will provide to the Seller evidence of insurance coverage as required under Clause 19.

*** Confidential Treatment Requested

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16.7.3      Instructor Cabin Attendants' Familiarization Course

            The Seller will provide instructor cabin attendant's course(s) to the Buyers' cabin attendants, as described in Exhibit A to this Clause 16, at the Seller's Training Center.

            The instructor cabin attendants familiarization course, when incorporating the features of the Aircraft, will be given no earlier than six (6) months and no later than ninety (90) days before the Delivery of the first Aircraft. The instructor cabin attendants' familiarization course material will be provided no later than six
            (6) months before the Delivery of the first Aircraft.

16.7.4      Performance / Operations Course

            The Seller will provide performance/operations training for the Buyers' personnel as described in Exhibit A to this Clause 16.

            The available courses are listed in the Seller's applicable Training Courses Catalog.

16.7.5      Transition Type Rating Instructor Course

            The Seller will provide transition type rating instructor training for the Buyer's flight crew instructors as described in Exhibit A to this Clause 16. This course provides the Buyers' instructors with the training in flight instruction and synthetic instruction required to instruct on Airbus aircraft.

16.7.6 During any and all flights performed in accordance with this Clause 16.7, the Buyers will bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance required under Clause 19.

16.8        Maintenance Training

16.8.1 The Seller will provide maintenance training for the Buyers' ground personnel as described in Exhibit A to this Clause 16. The available courses are listed in the Seller's applicable Training Course Catalog. The practical training provided in the frame of maintenance training is performed exclusively on the training devices in use in the Seller's Training Center or the Affiliated Training Center. If additional practical training is required, such additional practical training can be organized with the assistance of the Seller, in accordance with Clause 16.8.2.

16.8.2      Practical Training

            If the Buyers require practical training to be organized at another airline's facilities, then the Seller will assist the Buyers in organizing this training without guaranteeing the availability of any other airline's facilities. The provision of an

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            instructor by the Seller for such practical training will be deducted from the trainee-day allowance set forth in Paragraph 2.1 of Exhibit A to this Clause 16 in the manner described in Paragraph 3 of such Exhibit A. The Buyers will reimburse the Seller the expenses for said instructor in accordance with Clause 16.6.2.

16.8.3      Line Maintenance Initial Operating Experience Training

            In order to assist the Buyers during the entry into service of the Aircraft, the Seller will provide to the Buyers maintenance instructor(s) at the Buyers' main A350 base as set forth in Appendix A to this Clause 16.

            (a) Line maintenance initial operating experience training will cover training in handling and servicing of Aircraft, flight crew and maintenance coordination, use of Technical Data and/or any other activities which may be deemed necessary after Delivery of the first Aircraft.

            (b) The Buyers will reimburse the expenses for said instructor(s) in accordance with Clause 16.6.2. Additional maintenance instructors can be provided at the Buyers' expense.

16.9        Supplier and Engine Manufacturer Training

            The Seller will ensure that major Suppliers and the Propulsion System manufacturer provide maintenance training and overhaul training on their products at appropriate times. A copy of the Supplier Training Catalog, listing the suppliers that provide training, will be supplied to the Buyers on request.

16.10       Training Aids for the Buyers' Training Organization

16.10.1 The Seller will provide to the Buyers Airbus computer based training ("AIRBUS CBT"), training aids, as used in the Seller's Training Centers and the Virtual Aircraft (Walk Around and Component Location), free of charge as set forth in Exhibit A to this Clause 16.

            The Airbus CBT and training aids supplied to the Buyers will be similar to those used at the Airbus Training Centers for training. The Seller has no obligation to cause the Manufacturer to revise the Airbus CBT. The Airbus CBT in use at the Seller's Training Center may be revised on a regular basis, and such revisions, if any, will be provided to the Buyers until the expiration of the period when training courses provided under this Clause 16 are performed for the Buyers, or up to one (1) year after delivery of the Airbus CBT or Virtual Aircraft to the Buyers, whichever occurs first.

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16.10.2     Delivery

            (a) The Seller will deliver to the Buyers the Airbus CBT and training aids, at a date to be mutually agreed during the Training Conference, but no later than six (6) months before the Delivery Date of the first Aircraft.

            (b) Those items supplied to the Buyers pursuant to Clause 16.10.1 will be delivered FCA Toulouse, France, and/or FCA Hamburg, Germany. Title to and risk of loss of said items will pass to the Buyer selected pursuant to Clause 16.4.2(iv) upon delivery.

16.10.3     Installation of Airbus CBT System

            (a) Before the initial delivery of the Airbus CBT, the Seller will provide an "Airbus CBT Administrator Course" to up to six (6) trainees of the Buyers, at the facilities of one of the Buyers. To conduct the course, the workstations and/or servers, as applicable, will be ready for use and will comply with the latest "Airbus CBT Workstation Technical Specification" or "Airbus CBT Server Technical Specification", as applicable.

            (b) The Buyers will provide any and all the necessary hardware on which the Airbus CBT will be installed and Seller will not be responsible for any incompatibility of such hardware with the Airbus CBT.

            (c) The Airbus CBT will be installed by the Buyers' personnel who have completed the Airbus CBT training, and the Seller will be held harmless from any damage to person and/or to property caused by or in any way connected with the handling and/or installation of the Airbus CBT by the Buyers' personnel.

            (d) In accordance with Clause 16.6.2, the Buyers will reimburse the expenses for the Seller's personnel required at any Buyer's facility to conduct Airbus CBT Training and/or provide installation assistance.

16.10.4     License

            (a) The Seller will grant the Buyers a license to use the Airbus CBT and the Virtual Aircraft that will incorporate the Terms and Conditions for License for Use of Software set forth in Exhibit H.

            (b) Supply of additional sets of Virtual Aircraft Software and courseware supports, as well as any extension to the license for such courseware, will be subject to terms and conditions to be mutually agreed.

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16.10.5     The Seller will not be responsible for, and hereby disclaims any and all liabilities resulting from or in connection with the use by the Buyers of the Airbus CBT, the Virtual Aircraft and any other training aids at the Buyers' facilities.

16.11       Proprietary Rights

            The Seller's training data and documentation, Airbus CBT and training aids are proprietary to the Manufacturer and its suppliers. All such training materials are supplied for the sole use by the Buyers in training its personnel to maintainand operate the Aircraft. These proprietary rights will also apply to any translation of such Material into a language or languages or medium or media that may have been performed or caused to be performed by the Buyer.

AWE/USA - A350 - PA                                                           79

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                                                         APPENDIX A TO CLAUSE 16

                               TRAINING ALLOWANCES

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AWE/USA - A350 - PA                                                           80

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AWE/USA - A350 - PA                                                           81

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AWE/USA - A350 - PA                                                           82

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                                                         APPENDIX B TO CLAUSE 16

                        MINIMUM RECOMMENDED QUALIFICATION
                      IN RELATION TO TRAINING REQUIREMENTS

                          (Standard Transition Courses)

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate Aviation Authority or the specific airline policy of the trainee demands greater or additional requirements, such requirements will be prerequisites.

-     CAPTAIN prerequisites

            - Previously qualified on JAR/FAR/CS 25 aircraft and commercial operations

            -     Valid and current Airlines Transport License (ATPLY)

            -     Previous command experience

            -     Fluency in English

            -     Jet experience

            -     1500 hours minimum flying experience as pilot

            -     1000 hours experience on FAR/JAR 25/CS 25 aircraft

            - 200 hours experience as airline, corporate pilot or military transport pilot

            - Must have flown transport type aircraft, as flying pilot, within the last 12 months.

-     FIRST OFFICER prerequisites

            - Previously qualified on JAR/FAR/CS 25 aircraft and commercial operations

            - Aircraft and commercial operations valid and current commercial pilot license with instrument rating

            -     Fluency in English

            -     Jet experience

            - 500 hours minimum flying experience as pilot of fixed wing aircraft

            -     300 hours experience on FAR/JAR/CS 25 aircraft

            - 200 hours flying experience as airline pilot or a corporate pilot or military transport pilot

      For both CAPTAIN and FIRST OFFICER, if one or several of the above criteria are not met, the trainee must follow

            (i)   an adapted course or

            (ii) an entry level training program before entering the regular or the adapted course.

      Such course(s), if required, will be at the Buyers' expense.

AWE/USA - A350 - PA                                                           83

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                                                         APPENDIX B TO CLAUSE 16

-     FIRST TYPE RATING COURSE

This course is designed for ab initio pilots who do not hold an aircraft type rating on their pilot license

      PILOT PREREQUISITES

      -     Valid and current commercial pilot license

      -     Valid and current instrument rating on multi engine aircraft

      -     Airlines Transport License (ATPLY) written examination

      -     Fluency in English

      -     Flight experience:

                  -     220 hours as pilot

                  -     100 hours as pilot in command

                  - 25 hours on multi engine aircraft (up to 10 hours can be completed in a simulator)

In addition to the above conditions and in accordance to the JAR Flight Crew Licensing and the Airbus Training Policy, a pilot applying for a first type rating must have followed either an approved JAR Multi Crew Cooperation ("MCC") program or regulatory equivalent or the "Airbus Entry Level Training program" (combined MCC and jet familiarization course). Such course, if required, will be at the Buyers' expense.

-     CQ ADDITIONAL prerequisites

In addition to the prerequisites set forth for the Flight Crew Standard Transition Course, both CAPTAIN and FIRST OFFICER must:

            -     be qualified and current on the base aircraft type

            - have 150 hours minimum and 3 months minimum of operations on the base aircraft type.

-        TRI COURSE ADDITIONAL prerequisites

In addition to the prerequisites set forth for the Flight Crew Standard Transition Course, it is the responsibility of the Buyers to:

            - select instructor candidate(s) with airmanship and behavior corresponding to the role and responsibility of an airline instructor, and

            - designate instructor candidate(s) with the Airbus prerequisite, which corresponds to the JAR requirements (ref JAR - FCL 1 - Requirements/ Subparts H - Instructor rating (Aeroplane) C.

AWE/USA - A350 - PA                                                           84

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                                                         APPENDIX B TO CLAUSE 16

      MAINTENANCE PERSONNEL prerequisites

      (i)   For all maintenance courses:

                  Fluency in English
                  Experience on first or second generation jet transport category aircraft

      (ii)  Additional prerequisites for Aircraft Rigging Engine Run-Up and
                  Maintenance Initial Operating Course:

                  - Qualified as line or line and base mechanic on the concerned Airbus aircraft type (for Maintenance Initial Operating Experience Course).

      (iii) Additional prerequisites - Maintenance Initial Operating Experience

                  Be currently qualified as line or base mechanic on the base Aircraft

      (iv)  Additional prerequisites - MAINTENANCE TRAINING DIFFERENCE COURSE

                  Be current and operating on the base Aircraft.

AWE/USA - A350 - PA                                                           85

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17 -        SUPPLIER PRODUCT SUPPORT

17.1        Equipment Supplier Product Support Agreements

17.1.1 The Seller will, at no charge to the Buyers, transfer to the Buyers the Supplier Product Support Agreements transferable to the Buyers from Suppliers of Seller Furnished Equipment listed in the Specification on Delivery. These agreements are based on the "World Airlines and Suppliers Guide" and include Supplier commitments contained in the Supplier Product Support Agreements, which include the following:

            (i) Technical data and manuals required to operate, maintain, service and overhaul the Supplier items will (a) be prepared in accordance with the applicable provisions of ATA Specification 100 and 101 in accordance with Clause 14, (b) include revision service, and (c) be published in the English language. The Seller will make reasonable efforts to ensure that software data, supplied in the form of an appendix to the Component Maintenance Manual, be provided in compliance with ATA Specification 102 up to level 3 to protect Suppliers' proprietary interests,

            (ii) Warranties and guarantees, including Suppliers' standard warranties, and in the case of Suppliers of landing gear, service life policies for selected landing gear structures,

            (iii) Training to ensure efficient operation, maintenance and overhaul of the Suppliers' items for the Buyers' instructors, shop and line service personnel.

            (iv) Spares data in compliance with ATA Specification 200 or 2000, initial provisioning recommendations, spares and logistics service, including routine and emergency deliveries, and

            (v) Technical service to assist the Buyers with maintenance, overhaul, repair, operation and inspection of Supplier items as well as required tooling and spares provisioning.

17.2        Supplier Compliance

            The Seller will monitor Supplier compliance with support commitments defined in the Supplier Product Support Agreements and will take action together with the Buyers, if necessary.

17.3        Supplier Part Repair Stations

            The Seller has developed with the Suppliers a comprehensive network of repair stations in the United States of America and Canada for those Supplier Parts originating from outside these countries.
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AWE/USA - A350 - PA                                                           86

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18          BUYER FURNISHED EQUIPMENT

18.1        Administration

18.1.1 Without additional charge and in accordance with the Specification, the Seller will cause the Manufacturer to provide for the installation of the Buyer Furnished Equipment, provided that the BFE is referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at the time the BFE is ordered.

            The Seller will cause the Manufacturer to advise the Buyers of the dates by and location to which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition. This description will include the definition of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyers will furnish such detailed description and information by the dates specified. Thereafter, no information, dimensions or weights will be revised unless authorized by an SCN.

            The Seller will also provide the Buyers in due time with a schedule of dates and shipping addresses for delivery of BFE and (when requested by the Seller) additional spare BFE in order permit installation of the BFE in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyers will provide the BFE by such dates in a serviceable condition, to allow performance of any assembly, test, or acceptance process in accordance with the Seller's industrial schedule.

            The Buyers will also provide, when requested by the Manufacturer, at Airbus France S.A.S. works and/or at Airbus Deutschland GmbH works, as applicable and needed, adequate field service, including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2 The BFE will be imported into France or into Germany by the Buyers under a suspensive customs system ("Regime de l'entrepot industriel pour fabrication coordonnee" or "Zollverschluss") without application of any French or German tax or customs duty, and will be Delivered Duty Unpaid (DDU) (as defined in Incoterms 2000:ICC Official Rules for the Interpretation of Trade Terms, published by the International Chamber of Commerce), to

                  Airbus France S.A.S.
                  316 Route de Bayonne
                  31300 Toulouse, France
                  or
                  Airbus Deutchland GmbH
                  Division Hamburger Flugzeugbau
                  Kreetslag 10
                  21129 Hamburg
                  Federal Republic of Germany
                  as provided in Clause 18.1.1.

AWE/USA - A350 - PA                                                           87

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18.1.3      If any of the Buyers requests the Seller to supply directly certain items that are considered BFE according to the Specification, and if such request is notified to the Seller in due time in order not to affect the Delivery Date of the Aircraft, the Seller may agree to order such items subject to the execution of an SCN reflecting the effect on price, escalation adjustment, and any other conditions of the Agreement. In such a case the Seller will be entitled to the payment of a reasonable handling charge and will bear no liability in respect of delay and product support commitments for such items.

18.2        Requirements

            Each of the Buyers is responsible for assuring and warranting, at its expense, that BFE will (i) be manufactured by a qualified supplier in accordance with the provisions of Clause 18.1.1, (ii) meet the requirements of the applicable Specification, (iii) comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and (iv) be approved by the applicable Aviation Authority delivering the Export Certificate of Airworthiness and by the FAA for installation and use on the Aircraft at the time of Delivery of such Aircraft. The Seller will be entitled to refuse any item of BFE that it considers incompatible with the Specification, the engineering definition mentioned above in Clause 18.1.1 or the certification requirements.

18.3        Buyers' Obligation and Seller's Remedies

18.3.1      Any delay or failure in

            (i) furnishing the BFE in serviceable condition at the requested delivery date,

            (ii) complying with the warranty in Clause 18.2 or in providing the descriptive information or service representatives mentioned in Clause 18.1.1, or

            (iii) in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations

            may delay the performance of any act to be performed by the Seller, and cause the Final Contract Price of the Aircraft to be adjusted in accordance with the updated delivery schedule, including, in particular, the costs the Seller incurs that are attributable to the delay or failure described above, such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2 In addition to the consequences outlined in Clause 18.3.1, in the event of a delay or failure described in Clause 18.3.1,

            (i) the Seller may select, purchase and install equipment similar to the BFE at issue, in which event the Final Contract Price of the affected Aircraft will also be increased by the purchase price of such equipment, plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if required and not already provided for in the price of the Aircraft, for adjustment and calibration; or

AWE/USA - A350 - PA                                                           88

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            (ii)  if the BFE is delayed more than thirty (30) days beyond, or unapproved within thirty (30) days of the date specified in Clause 18.1.1, then the Seller may deliver or the Buyers may elect to have the Aircraft delivered without the installation of such equipment, notwithstanding the terms of Clause 7.2 insofar as it may otherwise have applied, whereon the Seller will be relieved of all obligations to install such equipment.

18.4        Title and Risk of Loss

            Title to (subject to Clause 18.5.5) and risk of loss of BFE will at all times remain with the Buyer that is the owner thereof, except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) will be with the Seller for as long as the BFE is in the care, custody and control of the Seller.

18.5        Disposition of BFE Following Termination

18.5.1 If a termination of this Agreement pursuant to the provisions of Clause 21 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller will be entitled, but not required, to remove all items of BFE that can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce Seller's damages resulting from the termination.

18.5.2 The Buyers will cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 and will, jointly and severally, be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. The Buyers will, jointly and severally, reimburse the Seller for all such costs within five (5) Working Days of receiving documentation of such costs from the Seller.

18.5.3 The Seller will notify the Buyers as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 and, at the Seller's request, the Buyers will remove such items from the Seller' facility within thirty (30) days of the date of such notice. The Buyers will have no claim against the Seller for damage or destruction of any item of BFE removed from the Aircraft and not removed from Seller's facility within such period.

18.5.4 The Buyers will have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being deinstalled from the Aircraft, provided that the Seller will use reasonable care in such deinstallation.

18.5.5 The Buyers will grant title to the Seller for any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

AWE/USA - A350 - PA                                                           89

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19          Indemnities and Insurance

19.1        Seller's Indemnities

            The Seller will, except in the case of gross negligence or willful misconduct of any Buyer, it's directors, officers, agents, or employees, be solely liable for and will indemnify and will hold the Buyers and their respective directors, officers, agents or employees, Affiliates and Suppliers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys' fees ("LOSSES"), arising from claims for

            (a) injuries to, or deaths of, the Seller's, Manufacturer's or any Associated Contractor's respective directors, officers, agents or employees, or loss or damage to property of the Seller, Manufacturer or any Associated Contractor or their respective employees or agents when such losses occur during or are incidental to (i) the exercise by any of the Buyers of its inspection rights under Clause 6, (ii) the Technical Acceptance Process described in Clause 8, (iii) the provision of Resident Customer Support pursuant to Clause 15 or (iv) the provision of training pursuant to Clause 16; and

            (b) injuries to or deaths of third parties, or loss of property of third parties, occurring during, or incidental to (i) the exercise by any Buyer of its inspection rights pursuant to Clause 6 or (ii) the Technical Acceptance Process described in Clause 8.

19.2        Buyers' Indemnities

            The Buyers will, jointly and severally, except in the case of gross negligence or willful misconduct of the Seller, its directors, officers, agents and employees, be solely liable for and will indemnify and will hold the Seller, the Manufacturer, each of the Associated Contractors and their respective subcontractors, Affiliates and Suppliers of the Seller, the Seller's representatives, and the respective assignees, directors, officers, agents and employees of each of the foregoing, harmless against all Losses arising from:

            (a) injuries to or deaths of the directors, officers, agents or employees of any Buyer, or loss or damage to property of any Buyer or the employees or agents of any of them, when such losses occur during or are incidental to (i) the exercise by any Buyer of its inspection rights under Clause 6; (ii) the Technical Acceptance Process described in Clause 8, (iii) the provision of Field Assistance pursuant to Clause 15, or (iv) the provision of training pursuant to Clause 16; and

            (b) claims for injuries to or deaths of third parties, or loss of property of third parties, where such losses occur during or incidental to (i) the provision of Field Services under Clause 15 or (ii) arise out of the provision of training pursuant to Clause 16 and are not caused by a defect of the type specified in Clause 12.1.1 that is not excluded under Clause 12.1.2.

AWE/USA - A350 - PA                                                           90

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19.3        Notice and Defense of Claims

            (a) If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the "INDEMNITEE") for damages for which liability has been assumed by the other party under this Clause 19, (the "INDEMNITOR"), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such suit, as the Indemnitor will deem prudent. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request at the expense of the Indemnitor.

            (b) If the Indemnitor fails or refuses to assume the defense of any claim or lawsuit notified to it under this Clause 19, the Indemnitee will have the right to proceed with the defense or settlement of the claim or lawsuit as it deems prudent and will have a claim over against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys' fees. Further, in such event, the Indemnitor will be deemed to have waived any objection or defense to the Indemnitee's claim based on the reasonableness of any settlement.

19.4        Insurance

            [...***...]

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AWE/USA - A350 - PA                                                           91

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AWE/USA - A350 - PA                                                           92

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20          ASSIGNMENTS AND TRANSFERS

20.1        Assignments by Buyers

            Except as hereinafter provided, none of the Buyers may sell, assign or transfer its rights or obligations under this Agreement to any person without the prior written consent of the Seller.

20.2        Assignments on Sale, Merger or Consolidation

            The Buyers will be entitled to assign their rights under this Agreement at any time due to a merger or consolidation, provided the Buyers first obtains the written consent of the Seller. The Seller will provide its consent if:

            (i) the surviving or acquiring entity is organized and existing under the laws of the United States;

            (ii) the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyers' obligations under this Agreement;

            (iii) at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default exists or will have occurred and be continuing;

            (iv) there exists with respect to the surviving or acquiring entity no basis for a Termination Event within the meaning of Clause 21;

            (v) the surviving or acquiring entity holds an air carrier operating certificate issued by the FAA at the time, and immediately following the consummation, of such sale, merger or consolidation; and

            (vi) following the sale, merger or consolidation, the surviving or acquiring entity in a financial condition at least equal to that of the Buyers, collectively, at time of execution of this Agreement.

20.3        Designations by Seller

            The Seller may at any time by notice to the Buyers designate facilities or personnel of the Manufacturer, ANACS, any of the Associated Contractors or any Affiliate of the Manufacturer or any Affiliate of an Associated Contractor at which or by whom the services to be performed under this Agreement will be performed. The Seller may also designate the Manufacturer or any Affiliate of an Associated Contractor as the party responsible on behalf of the Seller for providing to the Buyers all or any of the Agreement. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

AWE/USA - A350 - PA                                                           93

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20.4        Transfer of Rights and Obligations upon Reorganization

            If at any time until the date upon which all the obligations and liabilities of the Seller under this Agreement have been discharged, the legal structure, the membership or the business of the Seller is reorganized or the legal form of the Seller is changed and as a consequence thereof the Seller wishes the Buyers to accept the substitution of the Seller by another entity within the restructured Airbus group (or the Seller in its new legal form) ("NEWCO") as contemplated below, the Seller will promptly notify the Buyers of its wish.

            In such event, the Seller may request the Buyers to enter into a novation agreement and/or other agreement having the same effect whereby the Seller's rights and obligations under this Agreement are novated or transferred in favor of Newco. Upon receipt of such request, the Buyers will enter into a novation agreement and/or other appropriate agreement, provided that the Buyers' rights and obligations under this Agreement are not materially adversely affected by such novation and/or other agreement.

            Until any such novation agreement/other appropriate documentation has come into effect, this Agreement will remain in full force and effect, and each party will act diligently and in good faith to implement the novation agreement and/or other appropriate documentation as soon as practicable after Newco has come into existence.

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AWE/USA - A350 - PA                                                           94

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AWE/USA - A350 - PA                                                           95

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21.         TERMINATION

21.1        Termination Events

            Each of the following will constitute a "TERMINATION EVENT

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AWE/USA - A350 - PA                                                           96

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                  [...***...]

21.2 If a Termination Event occurs, each of the Buyers will be in material breach of this Agreement, and the Seller will have the right to receive payment from the Buyers, jointly and severally, as liquidated damages and not as a penalty, an amount equal to, for each Affected Aircraft (as defined in Clause 21.2(2) below), and may, without limitation, by written notice to the Buyers, immediately:

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AWE/USA - A350 - PA                                                           97

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                  [...***...]

                  [...***...]

                  [...***...]

            (3) Liquidated damages will be payable by the Buyers promptly, and in any event within ten (10) days of the date of written notice and demand therefor from Seller, such demand to set forth in reasonable detail the calculation of such liquidated damages and will identify the Termination Event upon which the Seller is relying. The parties agree that the remedy of liquidated damages is not to be denied to the Seller due to the inability of Seller to deliver a notice and demand for payment thereof due to the operation of law following a bankruptcy or other Termination Event under Clauses 21.1.1(1)
                  - (4). The parties further agree that in circumstances where a Termination Event has occurred and the Seller does not cancel this Agreement as to any or all Aircraft, but instead seeks to recover its actual damages resulting therefrom, the amount of actual damages payable by the Buyers will not exceed the amount of liquidated damages that could have been claimed by Seller pursuant to Clause 21.1.2(2) had the Seller elected to claim, as a result of such Termination Event, liquidated damages pursuant to Clause 21.2(2).

            (4) The parties to this Agreement are commercially sophisticated parties represented by competent counsel. The parties expressly agree and declare that damages for material breach of this Agreement by the Buyers resulting in a termination of this Agreement pursuant to Clause 21.1.2(1)(iv) as to any or all Aircraft have been liquidated at amounts which are reasonable in light of the anticipated or actual harm caused by any Buyer's breach, the difficulties of proof of loss and the nonfeasibility of otherwise obtaining an adequate remedy. It is understood and agreed by the parties that the amount of liquidated damages set forth herein is the total amount of monetary damages, no more and no less, to which the Seller will be entitled for and with respect to any Aircraft as recovery for material breach of this Agreement by any Buyer resulting in a Termination by the Seller of this Agreement as to such Aircraft.

21.3        For purposes of this Clause 21

            (i) "Affected Aircraft" - means any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 21.1.2(1)(iv),

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AWE/USA - A350 - PA                                                           98

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            (ii)  "Applicable Date" - for any Affected Aircraft means the date of the Termination Event that the Seller specifies in its notice and demand for payment of liquidated damages delivered under Clause 21.1(3), and

            (iii) "Escalated Price" - means the sum of (i) the Base Price of the
                  Aircraft and (ii) the Base Price of SCNs and MSCNs entered into after the date of this Agreement, both as escalated to the Applicable Date in accordance with the provisions of Clause 4.

21. 4. Promptly upon obtaining knowledge of the occurrence of a Termination Event by any Buyer, such Buyer will notify the Seller of such occurrence in writing, provided, that any failure by any Buyer to notify the Seller will not prejudice the Seller's rights or remedies hereunder.

21.5 If at any time prior to Scheduled Delivery Date of an Aircraft, the Seller has reasonable grounds for insecurity as to the ability of any Buyer to perform its obligation to take Delivery of such Aircraft, then the Seller will send the Buyers a written demand for adequate assurance of performance. If adequate assurance acceptable to the Seller is not received within thirty (30) days following the date of such written demand, then the Seller will have the right to either (a) exercise the remedies provided under Section 2-609 of the Uniform Commercial Code or (b) exercise any of its remedies under Clause 21.2.

21.6        Information Covenants

            Each of the Buyers hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyers will furnish or cause to be furnished to the Seller the following:

            (a) Annual Financial Statements. As soon as available and in any event no later than the date that the Buyers furnish such annual statements to the Securities and Exchange Commission or successor thereto (the "SEC") (i) a copy of the SEC Form 10-K filed by the Buyers, as a group, with the SEC for such fiscal year, or, if no such Form 10-K was filed by the Buyers for such fiscal year, no later than the 90th day following the close of such fiscal year of the Buyers, the consolidated balance sheet of the Buyers and their Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders' equity (deficit) (in the case of the Buyers and their Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by any firm of independent public accountants of recognized standing selected by the Buyers and reasonably acceptable to the Seller, whose opinion will not be qualified as to the scope of audit or as to the status of the Buyers as a going concern, and (ii) a certificate of such accounting firm stating that its audit of the business of the Buyers was conducted in accordance with generally accepted auditing standards. In lieu of actual delivery of such Form 10-K, the Buyers may notify the Seller that such report has been filed with the SEC and is publicly available on EDGAR (or any successor online resource).

AWE/USA - A350 - PA                                                           99

                          PRIVILEGED AND CONFIDENTIAL

            (b) Quarterly Financial Statements. As soon as available and in any event no later than the date that the Buyers furnish such quarterly statements to the SEC, a copy of the SEC Form 10-Q filed by the Buyers, as a group, with the SEC for such quarterly period, or, if no such Form 10-Q was filed by the Buyers with respect to any such quarterly period, no later than the forty-fifth (45th) day following the close of such quarterly period, the consolidated balance sheet of the Buyers and their Subsidiaries, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which will be certified by an Authorized Officer of each of the Buyers, subject to changes resulting from audit and normal year-end audit adjustments. In lieu of actual delivery of such Form 10-Q, the Buyers may notify the Seller that such report has been filed with the SEC and is publicly available on EDGAR (or any successor online resource).

            (c) Debt Rescheduling. (i) Promptly upon the commencement by any of the Buyers of negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that such Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

            (d) Acceleration of other indebtedness. Immediately upon knowledge by any Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness of such Buyer or Affiliate thereof ("OTHER INDEBTEDNESS") has demanded payment, given notice or exercised its right to a remedy having the effect of acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration is likely to have a material adverse effect on such Buyer's ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action such Buyer is taking with respect thereto.

            (e) Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by any Buyer or any of its Affiliates, and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time. In lieu of actual delivery of any such filing or registration, the Buyers may notify the Seller that the same has been filed with the SEC and is publicly available on EDGAR (or any successor online resource).

            For the purposes of this Subclause 21.2, (x) an "AUTHORIZED OFFICER" of any Buyer will mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above thereof who reports directly or indirectly to the Chief Financial Officer and
            (y) "SUBSIDIARIES"

AWE/USA - A350 - PA                                                          100

                          PRIVILEGED AND CONFIDENTIAL
            will mean, as of any date of determination, those companies owned by any Buyer whose financial results the Buyers are required to include in their statements of consolidated operations and consolidated balance sheets.

AWE/USA - A350 - PA                                                          101

                          PRIVILEGED AND CONFIDENTIAL

22          MISCELLANEOUS PROVISIONS

22.1        Data Retrieval

            On the Seller's reasonable request, each Buyer will provide the Seller with all the necessary data, as customarily compiled by it and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2        Notices

            All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail or facsimile the date on which it is given, will be deemed to be the effective date of such notice or request.

            The Seller will be addressed at:

                  2, rond-point Maurice Bellonte
                  31700 Blagnac France
                  Attention: Director - Contracts

                  Telephone: 33 05 61 30 40 12
                  Telecopy: 33 05 61 30 40 11

            Each of the Buyers will be addressed, in the case of any item to be delivered other than via courier or personal service or delivery, at:

                  4000 East Sky Harbor Blvd.
                  Phoenix, AZ 85034
                  Attention: Senior Vice President and Chief Financial Officer

                  Telephone: (480) 693-5710
                  Fax: (480) 693-2899

            And, in the case of any item to be delivered via courier or personal service or delivery,

                  111 Rio Salado
                  Tempe, AZ 85281
                  Attention: Senior Vice President and Chief Financial Officer

AWE/USA - A350 - PA                                                          102

                          PRIVILEGED AND CONFIDENTIAL

            From time to time, the party receiving the notice or request may designate another address or another person.

22.3        Waiver

            The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4        INTERPRETATION AND LAW

            THIS AGREEMENT WILL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW
            SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

            [...***...]

            Each party (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York in New York County and, to the extent permitted by applicable law, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, the defense of sovereign immunity, any claim that it is not personally subject to the jurisdiction of the above-named courts by reason of sovereign immunity or otherwise or that it or its property is exempt or immune from jurisdiction of such court or from legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or judgment, execution of judgment or otherwise) and to the extent permitted by applicable law, that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

*** Confidential Treatment Requested

AWE/USA - A350 - PA                                                          103

                          PRIVILEGED AND CONFIDENTIAL

22.4.1 Service of process in any suit, action or proceeding in respect of any matter as to which a Buyer has submitted to jurisdiction under Clause 22.4 may be made on such Buyer by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier, service prepaid to, CT Corporation, 111 Hudson St., New York, NY (or such other office in the City of New York as such agent will then be occupying), as agent for each of the Buyers, it being agreed that service upon CT Corporation will constitute valid service upon such Buyer or by any other method authorized by the laws of the State of New York.

22.5        Waiver of Jury Trial

            EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

22.6        No Representations outside of this Agreement.

            The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto and no term herein will be construed or interpreted against any party under the contra proferentum or any related doctrine.

22.7        Confidentiality

            [...***...]

*** Confidential Treatment Requested

AWE/USA - A350 - PA                                                          104

                          PRIVILEGED AND CONFIDENTIAL

            [...***...]

            [...***...]

            [...***...]

22.8        Severability

            If any provision of this Agreement should for any reason be held to be without effect, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law, which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.9        Alterations to Contract

            This Agreement, including its Exhibits and Appendices, contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written including that certain MOU, AVSA No. 5343 between the Seller and the Buyers dated May 18, 2005. This Agreement will not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.10       Inconsistencies

            [...***...]

*** Confidential Treatment Requested

AWE/USA - A350 - PA                                                          105

                          PRIVILEGED AND CONFIDENTIAL

22.11       Language

            All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.12       Headings

            All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.13       Counterparts

            This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

AWE/USA - A350 - PA                                                          106

                          PRIVILEGED AND CONFIDENTIAL

23.         CERTAIN REPRESENTATIONS OF THE PARTIES

23.1.       Buyers' Representations

            Each of the Buyers represents and warrants to the Seller:

            (i) it is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

            (ii) neither the execution and delivery by it of this Agreement, nor the consummation of any of the transactions by it contemplated hereby, nor the performance by it of the obligations hereunder, constitutes a breach of any agreement to which it is a party or by which its assets are bound;

            (iii) this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

23.2        Seller's Representations

            The Seller represents and warrants to each of the Buyers:

            (i) the Seller is a societe a responsabilite limitee organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under this Agreement;

            (ii) neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated hereby, nor the performance by the Seller of the obligations hereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

            (iii) this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

AWE/USA - A350 - PA                                                          107

                          PRIVILEGED AND CONFIDENTIAL

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

AVSA, S.A.R.L.

By: ___________________________

Title: ________________________


US AIRWAYS, INC.

By: ___________________________

Title: ________________________


AMERICA WEST AIRLINES, INC.

By: ___________________________

Title: ________________________


US AIRWAYS GROUP, INC.

By: ___________________________

Title: ________________________


AWE/USA - A350 - PA                                                          108

                          PRIVILEGED AND CONFIDENTIAL

                                                                     EXHIBIT A-1

The A350-800 Standard Specification is contained in a separate folder.

BARBELL -A350 - PA Draft 1                                              Exh. A-1
DRAFT WITHOUT PREJUDICE                            PRIVILEGED AND CONFIDENTIAL

                                                                     EXHIBIT A-2

The A350-900 Standard Specification is contained in a separate folder.

BARBELL -A350 - PA Draft 1                                              Exh. A-2
DRAFT WITHOUT PREJUDICE                            PRIVILEGED AND CONFIDENTIAL

                                                                     EXHIBIT B-1

                      AVSA                        SCN No.
            SPECIFICATION CHANGE NOTICE           Issue
                     (SCN)                        Dated
                                                  Page No.

TITLE

DESCRIPTION

EFFECT ON WEIGHT
Manufacturer's Weight Empty Change:

Operational Weight Empty Change:

Allowable Payload Change:

REMARKS/REFERENCES
Response to RFC

SPECIFICATION CHANGED BY THIS SCN

THIS SCN REQUIRES PRIOR OR CONCURRENT ACCEPTANCE OF THE FOLLOWING SCN(s)

PRICE PER AIRCRAFT

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on___________Aircraft No.___________and subsequent provided approval is received by_____________________________.

BUYER APPROVAL                                     SELLER APPROVAL

By:                                                By:

Title: (Authorized Officer)             Date:

Date:

AWE/USA-A350                                                             Exh B-1
                           PRIVILEGED AND CONFIDENTIAL

                                                                     EXHIBIT B-1

                      AVSA                        SCN No.
            SPECIFICATION CHANGE NOTICE           Issue
                     (SCN)                        Dated
                                                  Page No.

SCOPE OF CHANGE (FOR INFORMATION ONLY)

AWE/USA-A350                                                             Exh B-1
                           PRIVILEGED AND CONFIDENTIAL

                                                                     EXHIBIT B-2

(AVSA LOGO)                     AIRLINE

MANUFACTURER'S SPECIFICATION    MSCN Number
       CHANGE NOTICE            Issue
                                Dated
           (MSCN)               Page          1 of 3
--------------------------------------------------------------------------------

    TITLE:

    DESCRIPTION

      EFFECT ON WEIGHT

                Manufacturer's Weight Empty Change :
                Operational Weight Empty Change    :
                Allowable Payload Change           :

    REMARKS / REFERENCES

    SPECIFICATION CHANGED BY THIS MSCN

================================================================================
PRICE PER AIRCRAFT

  US DOLLARS :

  AT DELIVERY CONDITIONS :.

  This change will be effective on      AIRCRAFT N(degrees)     and subsequent.

  Provided MSCN is not rejected by

  BUYER APPROVAL                          SELLER APPROVAL

  By   :                                  By  :

  Date :                                  Date :

AWE/USA -A350                                                            Exh B-2
                           PRIVILEGED AND CONFIDENTIAL

                                                                     EXHIBIT B-2

(AVSA LOGO)                     AIRLINE

MANUFACTURER'S SPECIFICATION    MSCN Number
       CHANGE NOTICE            Issue
                                Dated
           (MSCN)               Page          2 of 3
--------------------------------------------------------------------------------

SPECIFICATION REPERCUSSION:

   After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

AWE/USA -A350                                                            Exh B-2
                           PRIVILEGED AND CONFIDENTIAL

                                                                     EXHIBIT B-2

(AVSA LOGO)                     AIRLINE

MANUFACTURER'S SPECIFICATION    MSCN Number
       CHANGE NOTICE            Issue
                                Dated
           (MSCN)               Page          3 of 3
--------------------------------------------------------------------------------

SCOPE OF CHANGE (FOR INFORMATION ONLY)

AWE/USA -A350                                                            Exh B-2
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT C

            ***CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
               FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24B-2 OF THE
                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                           SELLER SERVICE LIFE POLICY


[...***...]

                                                                        Exh. C-1

***Confidential Treatment Requested

AWE/USA-A350
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT D

                            CERTIFICATE OF ACCEPTANCE
                                FOR A350 AIRCRAFT

In accordance with the terms of that certain A350 Purchase Agreement dated as of ____________, between __________, ("Designated Buyer") and AVSA, S.A.R.L. ("AVSA") (the "Purchase Agreement"), the acceptance inspections relating to the Airbus A350 aircraft, Manufacturer's Serial Number: _____, U.S. Registration
Number: ______ with two (2) General Electric GEnx series propulsion systems installed thereon, serial nos. ______ (position #1) and _______ (position #2) (the "A350 Aircraft"), have taken place at Toulouse, France on the ____ day of _____________, ____.

In view of said inspections having been carried out with satisfactory results, and with any remaining discrepancies note separately, [Designated Buyer] hereby approves the A350 Aircraft as being in conformity with the provisions of the Purchase Agreement.

This acceptance does not impair the rights of [buyers] that may be derived from the warranties relating to the A350 Aircraft set forth in the Purchase Agreement.

                                   RECEIPT AND ACCEPTANCE OF THE ABOVE-
                                   DESCRIBED A350 AIRCRAFT ACKNOWLEDGED

                                   [BUYERS]

                                   By: ___________________________

                                   Its: __________________________

                                                                          Exh. D
AWE/USA-A350
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT E

                                  BILL OF SALE
                              FOR A350-800 AIRCRAFT

Know all persons by these presents that AVSA, S.A.R.L. ("AVSA"), a societe a responsabilite limitee organized and existing under the laws of the Republic of France, whose address is 2 rond-point Maurice Bellonte, 31700 Blagnac, FRANCE, is the owner of the full legal and beneficial title to the following airframe (the "AIRFRAME"), the attached engines as specified (the "ENGINES") and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the "PARTS"):

MANUFACTURER OF AIRFRAME:                        MANUFACTURER OF ENGINES:

AIRBUS S.A.S                                     [GENERAL ELECTRIC]

MODEL:     A350-800                              MODEL:    GEnx

MANUFACTURER'S                                   SERIAL NUMBERS:
SERIAL NUMBER:       [     ]                     LH :      [     ]
REGISTRATION NO:     [     ]                     RH :      [     ]

The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the "A350 AIRCRAFT").

AVSA does this ___ day of _______________ sell, transfer and deliver all of its above described rights, title and interest to the A350 Aircraft to the following company forever, said A350 Aircraft to be the property thereof:

[BUYERS]

AVSA hereby warrants to the "Buyers" its successors and assigns that it has on the date hereof good and lawful right to sell, deliver and transfer title to the A350 Aircraft to the Buyers and that there is hereby conveyed to the Buyers on the date hereof good, legal and valid title to the A350 Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others, and that it will warrant and defend such title forever against all claims and demands whatsoever.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by
its duly authorized representative this ______ day of [         ]

AVSA, S.A.R.L.
By:
Title:
Signature:
Location:

                                                                        Exh. E-1

AWE/USA-A350

                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT E

                                  BILL OF SALE
                              FOR A350-900 AIRCRAFT

Know all persons by these presents that AVSA, S.A.R.L. ("AVSA"), a societe a responsabilite limitee organized and existing under the laws of the Republic of France, whose address is 2 rond-point Maurice Bellonte, 31700 Blagnac, FRANCE, is the owner of the full legal and beneficial title to the following airframe (the "AIRFRAME"), the attached engines as specified (the "ENGINES") and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the "PARTS"):

MANUFACTURER OF AIRFRAME:                        MANUFACTURER OF ENGINES:

AIRBUS S.A.S                                     [GENERAL ELECTRIC]

MODEL:     A350-900                              MODEL:    GEnx

MANUFACTURER'S                                   SERIAL NUMBERS:
SERIAL NUMBER:       [     ]                     LH :      [     ]
REGISTRATION NO:     [     ]                     RH :      [     ]

The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the "A350 AIRCRAFT").

AVSA does this ___ day of _______________ sell, transfer and deliver all of its above described rights, title and interest to the A350 Aircraft to the following company forever, said A350 Aircraft to be the property thereof:

[BUYERS]

AVSA hereby warrants to the "Buyers" its successors and assigns that it has on the date hereof good and lawful right to sell, deliver and transfer title to the A350 Aircraft to the Buyer and that there is hereby conveyed to the Buyers on the date hereof good, legal and valid title to the A350 Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that it will warrant and defend such title forever against all claims and demands whatsoever.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by
its duly authorized representative this ______ day of [          ]

AVSA, S.A.R.L.
By:
Title:
Signature:
Location:

                                                                        Exh. E-2

AWE/USA-A350

                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT F

                                    EXHIBIT F

                              TECHNICAL DATA INDEX

AWE/USA -A350                                                           Exh. F-1
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT F

                              TECHNICAL DATA INDEX

Where applicable, data will be established in general compliance with ATA Specification 2200 (iSpec2200), Information Standards for Aviation Maintenance (Revision 2003).

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE                              Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)            Self-explanatory.

AVAILABILITY (Avail)

Technical Data can be available :

-     ON-LINE (ON) through the relevant Service on Airbus Customer Portal and / or

- OFF-LINE (OFF) through the most suitable means applicable to the size of the concerned document (e.g CD or DVD).

FORMAT (Form)

Following formats can be used :

- SGML - Standard Generalized Mark-up Language, which allows further data processing by the Buyer.

- XML - Evolution of the SGML format to cope with WEB technology requirements.

-     PDF (Portable Document Format) -Adobe format allowing data consultation.

The Standard functions of PDF are as follows:

  -     Viewing: Page based presentation identical to paper and film,

  -     Functions like zooming, 'full page'/'fit screen' layouts are available,

AWE/USA -A350                                                           Exh. F-2
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT F

  -     Output: Copy/paste function and printing,

  -     Search functions: Bookmarks, and word search (full text search),

  -     Requires standard PC and Acrobat Reader.

- Advanced Consultation Tool, which comes with the relevant consultation and navigation system.

- Advanced Customization Tool - FOSP (Flight Operations Standard Package) is the advanced customization tool to be used by the Buyer to browse a manual, customize a manual in accordance with its own operational or regulatory requirements and/or publish a manual in OIS format.

TYPE     C    CUSTOMIZED. Refers to manuals that are applicable to an
              individual Airbus customer/operator fleet or aircraft.

         G GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

         E ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QUANTITY (Qty)    Self-explanatory for physical media.

DELIVERY (Deliv)  Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft Delivery, or nil (0) corresponding to the first Delivery day.

                  The number of days indicated shall be rounded up to the next regular revision release date.

AWE/USA -A350                                                           Exh. F-3
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT F

              NOMENCLATURE                     ABBR  AVAIL      FORM      TYPE  QTY DELIV                    COMMENTS
----------------------------------------      ------ -----  ------------- ----  --- -----  -----------------------------------------
  OPERATIONAL MANUALS AND DATA

Flight Crew Operating Manual /                FCOM   OFF      Advanced     C         180   Preliminary Customized FCOM reflecting
Quick Reference Leaflet (QRL)                               Customization                  the status of Aircraft as known to Airbus
                                                                Tool                       at thattime/a final customized version
                                                                                           will be made available through revision
                                                                                           service prior to Aircraft delivery.

                                              FCOM   ON        Advanced    C    N/A  90
                                                            Customization
                                                                Tool

                                              FCOM   ON         XML        C    N/A  90

                                              FCOM   OFF        XML        C     1   90

                                              QRL    OFF       Paper       C     *   90    * Two per Aircraft at Delivery + 20
                                                                                           copies per Aircraft

                                              QRL    ON         XML        C    N/A  90

                                              QRL    OFF        XML        C     1   90


Cabin Crew Operating Manual                   CCOM   OFF      Advanced     C         90
                                                            Customization
                                                                Tool

                                              CCOM   ON       Advanced     C    N/A  90
                                                            Customization
                                                                Tool

                                              CCOM   ON        XML         C    N/A  90

                                              CCOM   OFF       XML         C     1   90

Flight Manual / Configuration Deviation       FM/CDL OFF     (PDF*)        C          0    (*) plus one copy per Aircraft at
List                                                                                       Delivery under PDF or securised format,
                                                                                           as agreed with the Airworthiness
                                                                                           Authorities

                                              FM/CDL ON       Advanced     C    N/A   0
                                                            Customization
                                                                Tool

                                              FM/CDL ON         XML        C    N/A   0

                                              FM/CDL OFF        XML        C     1    0

AWE/USA -A350                                                           Exh. F-4
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT F

               NOMENCLATURE                    ABBR  AVAIL       FORM     TYPE  QTY DELIV                 COMMENTS
----------------------------------------      ------ -----  ------------- ----  --- -----  -----------------------------------------
  OPERATIONAL MANUALS AND DATA  (CONT'D)

Master Minimum Equipment List                 MMEL   OFF       (PDF *)      C        0     (*) plus one copy per Aircraft at
                                                                                           Delivery under PDF or securised format,
                                                                                           as agreed with the Airworthiness
                                                                                           Authorities

                                              MMEL   OFF      Advanced      C       180
                                                            Customization
                                                                Tool

                                              MMEL   ON       Advanced      C   N/A 180
                                                            Customization
                                                                Tool

                                              MMEL   ON          XML        C   N/A 180

                                              MMEL   OFF         XML        C    1  180

Trim Sheet                                    TS     OFF       WordDoc      C        0     Office Automation format (.doc) for
                                                                                           further processing by the Buyer

                                              TS     ON        WordDoc      C   N/A  0

Weight and Balance Manual                     WBM    OFF       (PDF *)      C        0     (*) plus one copy per Aircraft at
                                                                                           Delivery under PDF or securised format,
                                                                                           as agreed with the Airworthiness
                                                                                           Authorities

                                              WBM    OFF      Advanced      C       90
                                                            Customization
                                                                Tool

                                              WBM    ON       Advanced      C   N/A 90
                                                            Customization
                                                                Tool

                                              WBM    ON          XML        C   N/A 90

                                              WBM    OFF         XML        C    1  90

AWE/USA -A350                                                           Exh. F-5
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT F

                 NOMENCLATURE                 ABBR   AVAIL     FORM       TYPE  QTY DELIV  COMMENTS
----------------------------------------      ------ -----  ------------- ----  --- -----  --------
 OPERATIONAL MANUALS AND DATA (CONT'D)

Performance Engineer's Programs               PEP    OFF      Advanced     C         90
                                                            Consultation
                                                                Tool

                                              PEP     ON      Advanced     C    N/A  90
                                                            Consultation
                                                                Tool

Performance Programs Manual                   PPM    OFF      Advanced     C         90
                                                            Consultation
                                                                Tool

                                              PPM     ON      Advanced     C    N/A 90
                                                            Consultation
                                                               Tool

AWE/USA -A350                                                           Exh. F-6
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT F

              NOMENCLATURE                   ABBR    AVAIL    FORM        TYPE  QTY DELIV               COMMENTS
---------------------------------------- ----------- -----  ------------- ----  --- -----  -----------------------------------------
  MAINTENANCE AND ASSOCIATED MANUALS

AirN@v MAINTENANCE, including :          AirN@v       ON      Advanced     C     N/A  90
Aircraft Maintenance Manual              Maintenance        Consultation
Illustrated Parts Catalog (Airframe)                             Tool
Illustrated Parts Catalog (Powerplant)
Trouble Shooting Manual                  AirN@v      OFF      Advanced     C      20  90   Recommended basic delivery quantity
Aircraft Schematics Manual               Maintenance        Consultation
Aircraft Wiring Lists                                         Tool on
Aircraft Wiring Manual                                          DVD
Electrical Standard Practices Manual
+ Associated Data >
Consumable Material List
Standards Manual

Aircraft Maintenance Manual              AMM          ON        SGML       C     N/A  90

                                         AMM         OFF        SGML       C          90   If selected by the Buyer, SGML format
                                                                                           will not be automatically supplied.
                                                                                           Effective delivery will only take place
                                                                                           upon explicit request from the Buyer

Aircraft Schematics Manual               ASM          ON        SGML       C     N/A  90

                                         ASM         OFF        SGML       C          90   See comments under AMM SGML

Aircraft Wiring Lists                    AWL          ON        SGML       C     N/A  90

                                         AWL         OFF        SGML       C          90   See comments under AMM SGML

Aircraft Wiring Manual                   AWM          ON        SGML       C     N/A  90

                                         AWM         OFF        SGML       C          90   See comments under AMM SGML

Consumable Material List                 CML          ON        SGML       G     N/A 180

                                         CML         OFF        SGML       G         180   See comments under AMM SGML

AWE/USA -A350                                                           Exh. F-7
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT F

            NOMENCLATURE                       ABBR  AVAIL      FORM      TYPE  QTY DELIV                 COMMENTS
----------------------------------------      ------ -----  ------------- ----  --- -----  -----------------------------------------
 MAINTENANCE AND ASSOCIATED
   MANUALS (CONT'D)

AirN@v ENGINEERING, including                 EDCI*  ON       Advanced     C    N/A  90    AirN@v Engineering is an  "Engineering
Airworthiness Directives / AD                               Consultation                   Documentation Combined Index" providing
Consignes de Navigabilite / CN                                   Tool                      an access to some document indexes and
 (French DGAC)                                                                             contents and cross-references between
All Operator Telex / AOT                                                                   such documents
Operator Information Telex / OIT
Flight Operator Telex / FOT                   EDCI*  OFF      Advanced     C    20   90
Modification / MOD                                          Consultation
Modification Proposal / MP                                      Tool
Service Bulletin / SB
Service Information Letter / SIL
Technical Follow-Up / TFU
Vendor Service Bulletin / VSB

Electrical Load Analysis                      ELA    OFF      PDF/RTF/     C        +30    One ELA supplied for each Aircraft,
                                                                 XLS                       delivered one month after Aircraft
                                                                                           Delivery PDF File + Office automation
                                                                                           format RTF & Excel file delivered on one
                                                                                           single CD for ELA updating by the Buyer

Electrical Standard Practices Manual          ESPM   ON         SGML       G    N/A  90

                                              ESPM   OFF        SGML       G         90    See  comments under AMM SGML

                                              ESPM   ON          PDF       G    N/A  90

                                              ESPM   OFF        CD-P       G         90

Electrical Standard Practices booklet         ESP    OFF         P2*       G         90    *Refers to a two-side printed document

Illustrated Parts Catalog (Airframe)          IPC    ON         SGML       C    N/A  90

                                              IPC    OFF        SGML       C         90    See comments under AMM SGML

Illustrated Parts Catalog  (Powerplant)       PIPC   ON         SGML       C    N/A  90

                                              PIPC   OFF        SGML       C         90    See comments under AMM SGML

AWE/USA -A350                                                           Exh. F-8
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT F

             NOMENCLATURE                   ABBR     AVAIL       FORM           QTY DELIV               COMMENTS
---------------------------------------- ----------- -----  -------------       --- -----  --------------------------------------
  MAINTENANCE AND ASSOCIATED
   MANUALS (CONT'D)

AirN@v PLANNING, including:              AirN@v       ON      Advanced     E    N/A   90*  With first AMM issue
Maintenance Planning Document            Planning           Consultation                   Upon Customer's request, the MPD may
                                                               Tool                        be supplied

                                         AirN@v      OFF      Advanced     E    20    90*
                                         Planning           Consultation
                                                            Tool on DVD

Maintenance Planning Document            MPD          ON        SGML       E    N/A  360

                                         MPD         OFF        SGML       E         360   See comments under AMM SGML

                                         MPD         OFF        PDF        E     *   360   * Supplied upon Buyer's request only
                                                                                           Contains PDF , Excel  File and TSDF /
                                                                                           Task Structured Data File for further
                                                                                           processing

Maintenance Review Board Report          MRBR         ON        PDF        E    N/A  360   MRB Report ocument includes the
                                                                                           Certification Maintenance Requirements
                                                                                           (CMR) and Airworthiness Limitation
                                                                                           Items (ALI) documents.

                                         MRBR        OFF        CD-P       E         360

Support Equipment Summary                SES          ON        PDF        G    N/A  360

                                         SES         OFF*       CD-P       G         360   * Contained on one single CD with TEI/
                                                                                            TEM

Tool and Equipment Drawings              TED          ON      Advanced     E    N/A  360   On-line Consultation from Engineering
                                                            Consultation                   Drawings Service
                                                                Tool

Tool and Equipment Index                 TEI          ON        PDF        E    N/A  360

                                         TEI         OFF*       CD-P       E         360   *Contained on one single CD with TEM
                                                                                            & SES

Illustrated Tool and Equipment Manual    TEM          ON        PDF        E    N/A  360

                                         TEM         OFF*       CD-P       E         360   * Contained on one single CD with TEI
                                                                                            & SES

Trouble Shooting Manual                  TSM          ON        SGML       C    N/A   90

                                         TSM         OFF        SGML       C          90   See comments under AMM SGML

AWE/USA -A350                                                           Exh. F-9
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT F

            NOMENCLATURE                  ABBR       AVAIL     FORM       TYPE  QTY DELIV               COMMENTS
---------------------------------------- -------     -----  ----------    ----  --- -----  --------------------------------------
  STRUCTURAL MANUALS

AirN@v REPAIR , including :              AirN@v       ON     Advance       E    N/A  90.
Structural Repair Manual                 Repair             Consultati
Nacelle Structural Repair Manual                             on Tool
 ( integrated in Airbus SRM )
Non Destructive Testing Manual           AirN@v      OFF      Advance      E    20*  90.
+ Associated Data >                      Repair              Consultati
Consumable Material List                                      on Tool
Standards Manual                                               On DVD                      *Recommended basic delivery quantity

Structural Repair Manual                 SRM          ON       SGML        E    N/A   90

                                         SRM         OFF       SGML        E          90   If selected by the Buyer, SGML format
                                                                                           will not be automatically supplied.
                                                                                           Effective delivery will only take place
                                                                                           upon explicit request from the Buyer

Nacelle Structural Repair Manual         NSRM         ON       SGML        E    N/A   90
(integrated in Airbus SRM)

                                         NSRM        OFF       SGML        E          90   See comments under SRM SGML

Nondestructive Testing Manual            NTM          ON       SGML        E    N/A   90

                                         NTM         OFF       SGML        E          90   See comments under SRM SGML

AWE/USA -A350                                                          Exh. F-10
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT F

          NOMENCLATURE                    ABBR       AVAIL      FORM      TYPE  QTY DELIV               COMMENTS
---------------------------------------- ------      -----  ------------- ----  --- -----  -----------------------------------------
   OVERHAUL DATA

AirN@v SHOP , including :                AirN@v       ON      Advance      E    N/A  90
Component Maintenance Manual -            Shop              Consultation
 Manufacturer                                                  Tool
Duct Repair Manual
+ Associated Data >                      AirN@v      OFF      Advance      E    20
Consumable Material List                  Shop              Consultation
Standards Manual                                               Tool
                                                              On DVD

Component Maintenance Manual -           CMMM         ON        PDF        E    N/A  90
Manufacturer                                                                               Supplied upon Buyer's request

                                         CMMM        OFF       CD-P        E         90

Component Maintenance Manual -           CMMM         ON       SGML        E    N/A  90
Manufacturer

                                         CMMM        OFF       SGML        E         90    If selected by the Buyer, SGML format
                                                                                           will not be automatically supplied.
                                                                                           Effective delivery will only take place
                                                                                           upon explicit request from the Buyer

Duct Repair Manual                       DRM          ON        PDF        E    N/A  90
                                                                                           Supplied upon Buyer's request

                                         DRM         OFF       CD-P        E         90

Duct Repair Manual                       DRM          ON       SGML        E    N/A  90

                                         DRM         OFF       SGML        E         90    If selected by the Buyer, SGML format
                                                                                           will not be automatically supplied.
                                                                                           Effective delivery will only take place
                                                                                           upon explicit request from the Buyer

Fuel Pipe Repair Manual                  FPRM         ON        PDF        G    N/A  90

                                         FPRM        OFF       CD-P        G         90

Component Documentation Status           CDS          ON      Advanced     C    N/A  90    Revised until 180 days after Aircraft
                                                            Consultation                     Delivery
                                                               Tool

                                         CDS         OFF     Advanced      C         90
                                                            Consultation
                                                                Tool

AWE/USA -A350                                                          Exh. F-11
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT F


             NOMENCLATURE                      ABBR  AVAIL   FORM         TYPE  QTY DELIV                    COMMENTS
----------------------------------------       ----- -----   ----         ----  --- -----  ----------------------------------------
   OVERHAUL DATA CONT'D

Component Evolution List                       CEL    ON     PDF           G    N/A   -    Available on-line through Airbus Portal

                                               CEL   OFF     CD-P          G          -

AWE/USA -A350                                                          Exh. F-12
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT F

             NOMENCLATURE                 ABBR       AVAIL     FORM       TYPE  QTY DELIV                COMMENTS
----------------------------------------  ----       -----  ------------- ----  --- -----  --------------------------------
  ENGINEERING DOCUMENTS

Installation and Assembly Drawings        IAD         ON     Advanced       C   N/A   0    On-line Consultation from
(mechanical)                                                Consultation                   Engineering Drawings Service
                                                               Tool

Parts Usage (Effectivity)                 PU          ON      Advanced      C   N/A   0    On-line Consultation from
                                                            Consultation                   Engineering Drawings Service
                                                               Tool

Parts List                                PL          ON      Advanced      C   N/A   0    On-line Consultation from
                                                            Consultation                   Engineering Drawings Service
                                                               Tool

Standards Manual                          SM          ON       SGML         E   N/A  90

                                          SM         OFF       SGML         E        90    If selected by the Buyer, SGML
                                                                                           format will not be automatically
                                                                                           supplied. Effective delivery will
                                                                                           only take place upon explicit
                                                                                           request from the Buyer

Process and Material Specification        PMS         ON      PDF          G    N/A   0

                                          PMS        OFF      CD-P         G          0

AWE/USA -A350                                                          Exh. F-13
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT F

              NOMENCLATURE                 ABBR      AVAIL      FORM      TYPE  QTY DELIV                  COMMENTS
---------------------------------------- --------    -----  ------------- ----  --- -----  -----------------------------------------
MISCELLANEOUS PUBLICATIONS

Aircraft Characteristics for Airport     AC/MFP        ON       PDF         E   N/A 360
and Maintenance Facility Planning

ATA Index                                ATI           ON       PDF         E   N/A 360

CADETS (Technical Publications           CADETS        OFF    Advanced      G    20 360
Training)                                                   Consultation
                                                                Tool

Aircraft Recovery Manual                 ARM           ON       PDF         E   N/A  90

                                         ARM           OFF      CD-P        E        90

Aircraft Rescue & Firefighting Chart     ARFC          ON       PDF         E       180

                                         ARFC          OFF      P1*         E   N/A 180    *Refers to a one-side printed document

Cargo Loading System Manual              CLS           ON       PDF         E   N/A 180

List of Applicable Publications          LAP           ON       PDF         C   N/A  90

List of Radioactive and Hazardous
 Elements                                LRE           ON       PDF         G   N/A  90

                                         LRE           OFF      CD-P        G        90

Livestock Transportation Manual          LTM           ON     Advanced      E   N/A  90
                                                            Consultation                   Includes a Livestock Transportation and
                                                                Tool                       Calculation Tool

                                         LTM           OFF    Advanced      E        90
                                                            Consultation
                                                                Tool

Service Bulletins                        SB            ON     Advanced      C   N/A  0
                                                              Cons.Tool

                                         SB            ON       SGML        C   N/A  0

                                         SB            OFF      SGML        C        0

                                         SB            ON       PDF         C   N/A  0

                                         SB            OFF      CD-P        C        0

AWE/USA -A350                                                          Exh. F-14
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT F

                NOMENCLATURE             ABBR        AVAIL     FORM       TYPE  QTY DELIV            COMMENTS
---------------------------------------- ----        -----  ------------- ----  --- -----  -------------------------------
   MISCELLANEOUS PUBLICATIONS

Supplier Product Support Agreements 2000 SPSA         ON        PDF        G    N/A  360   Based on General Conditions of
                                                                                           Purchase (GCP) 2000 Issue 5

                                         SPSA        OFF        CD-P       G         360

Transportability Manual                  TM           ON        PDF        G    N/A  180

                                         TM          OFF        CD-P       G         180

Vendor Information Manual                VIM          ON      Advanced     G    N/A  360
                                                            Consultation
                                                                Tool

                                         VIM         OFF      Advanced     G         360
                                                            Consultation
                                                                Tool

                                         VIM/GSE      ON      Advanced     G    N/A  360
                                                            Consultation
                                                                Tool

AWE/USA -A350                                                          Exh. F-15
                           PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT G

            *** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                          SELLER PRICE REVISION FORMULA

1     BASE PRICE

      The Base Price of the A350-800 Aircraft is quoted in Clause 3.1.1 and of the A350-900 Aircraft in clause 3.1.2 of the Agreement. Each Base Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2     BASE PERIOD

      The Base Price of the Aircraft has been established in accordance with the average economic conditions prevailing in December 2003, January 2004, February 2004 and corresponding to a theoretical delivery in January 2005 as defined by [...***...] and [...***...] index values indicated hereafter.

      [...***...] and [...***...] index values indicated herein will not be subject to any revision.

3     INDEXES

      Labor Index: [...***...]

      Material Index: [...***...]


***Confidential Treatment Requested

AWE/USA-A350                                                             Exh G-1

                          PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT G

4     REVISION FORMULA

      [...***...]

5     GENERAL PROVISIONS

5.1   Roundings

      The [...***...] average and the [...***...] average will be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

      Each quotient shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

***Confidential Treatment Requested

AWE/USA-A350                                                             Exh G-2

                          PRIVILEGED AND CONFIDENTIAL

                                                                       EXHIBIT G

      The final factor will be rounded to the nearest ten-thousandth
      (4 decimals).

      The final price will be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2   Substitution of Indexes for Aircraft Price Revision Formula

      If;

      (i) the United States Department of Labor substantially revises the methodology of calculation of the labor index [...***...] or material index [...***...] as used in this Exhibit G, or

      (ii) the United States Department of Labor discontinues, either temporarily or permanently, such labor index [...***...] or material index [...***...] index, or

      (iii) the data samples used to calculate such labor index [...***...] or material index [...***...] are substantially changed;

      the Seller will select a substitute index for inclusion in the Seller Price Revision Formula (the "Substitute Index").

      The Substitute Index will reflect as closely as possible the actual variance of the labor costs or of the material costs used in the calculation of the original labor index [...***...] or material index [...***...] as the case may be.

      As a result of the selection of the Substitute Index, the Seller will make an appropriate adjustment to the Seller Price Revision Formula to combine the successive utilization of the original labor index [...***...] or material index [...***...] (as the case may be) and of the Substitute Index.

5.3   Final Index Values

      The Index values as defined in Paragraph 4 above will be considered final and no further adjustment to the basic prices as revised at delivery of the applicable Aircraft will be made after delivery of the applicable Aircraft for any subsequent changes in the published index values.


***Confidential Treatment Requested


AWE/USA-A350                                                             Exh G-3

                          PRIVILEGED AND CONFIDENTIAL

                                                                      EXHIBIT H

              TERMS AND CONDITIONS FOR LICENSE FOR USE OF SOFTWARE

These Terms and Conditions for License for Use of Software (the "LICENSE CONDITIONS") will govern the license granted by AIRBUS NORTH AMERICA CUSTOMER SERVICES, INC. a Delaware incorporated company whose registered office is at 198 Van Buren Street, Suite 300, Herndon, VA 20170 ("ANACS" or "LICENSOR") to, a [ ] corporation whose principal office is located at [_______________________] (the "LICENSEE") under a separate Software License and Product Supply Agreement (the "SLPA").

WHEREAS ANACS is engaged in the business of supplying products and services to North American and South American owners and operators of aircraft manufactured by Airbus and the designees of such owners and operators, and

WHEREAS Airbus has developed and owns certain software and ANACS was granted a license to use such Software and to sublicense the same, under the License Conditions, to qualified entities who have entered into a SLPA with ANACS, and

WHEREAS, the Licensee has entered, or intends to enter into a SLPA and is willing to accept the License Conditions,

NOW THEREFORE IT IS AGREED AS FOLLOWS:

[...***...]

*** Confidential Treatment Requested

AWE/USA -A350                                                          Exh H - 1

                           PRIVILEGED AND CONFIDENTIAL

            ***CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                             LETTER AGREEMENT NO. 1

                                                        As of September 27, 2005

US Airways Group, Inc.
US Airways, Inc.
America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re: SPARE PARTS PROCUREMENT

Ladies and Gentlemen,

US Airways, Inc., America West Airlines, Inc. and US Airways Group, Inc. (the "Buyers"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A350 Purchase Agreement dated as of the date hereof (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyers of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyers and the Seller have agreed to set forth in this Letter Agreement No. 1 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Technical and trade terms used but not defined herein or in the Agreement will be defined as generally accepted in the airline and/or aircraft manufacturing industries. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

All of the parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                                                                           LA1-1

AWE/USA-A350

                           PRIVILEGED AND CONFIDENTIAL

                                    CONTENTS

PARAGRAPHS

1  -  GENERAL

2  -  INITIAL PROVISIONING

3  -  STORES

4  -  DELIVERY

5  -  PRICE

6  -  PAYMENT PROCEDURES AND CONDITIONS

7  -  TITLE

8  -  PACKAGING

9  -  DATA RETRIEVAL

10 -  BUY-BACK

11 -  WARRANTIES

12 -  LEASING

[...***...]

14 -  TERMINATION

15 -  ASSIGNMENT

16 -  COUNTERPARTS

                                                                           LA1-2
***Confidential Treatment Requested


AWE/USA-A350

                           PRIVILEGED AND CONFIDENTIAL

1. GENERAL

1.1   Material

      This Letter Agreement covers the terms and conditions for the services offered by the Seller to the Buyers in respect of the Aircraft spare parts and other equipment ("Material Support") listed below in Paragraphs 1.1(a) through 1.1(f) ("Material") and is intended by the parties to be and will constitute an agreement of sale of all Material furnished to the Buyers by the Seller pursuant hereto, except as to Material leased to the Buyers pursuant to Paragraph 12 of this Letter Agreement.

      The Material will comprise:

      (a) Seller Parts (defined as industrial proprietary components, equipment, accessories or parts of the Manufacturer manufactured to the detailed design of the Manufacturer or a subcontractor of it and bearing official part numbers of the Manufacturer or material for which the Seller has exclusive sales rights in the United States).

      (b) Supplier Parts classified as Repairable Line Maintenance Parts in accordance with SPEC 2000.

      (c) Supplier Parts classified as Expendable Line Maintenance Parts in accordance with SPEC 2000.

      (d)   Ground Support Equipment (GSE) and Specific (To-Type) tools.

      (e)   Hardware and standard material.

      (f)   Consumables and raw material as a package.

      It is expressly understood that Seller Parts will not include parts manufactured pursuant to a parts manufacturing authority.

      Material covered under Paragraphs 1.1(e) and 1.1(f) is available only as a package when supplied as part of the Initial Provisioning defined in Paragraph 1.2.1(a).

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1.2   Scope of Material Support

1.2.1 The Material Support to be provided by the Seller hereunder covers the following:

      (a) all Material purchased by the Buyers from the Seller during the Initial Provisioning Period (defined below in Paragraph 2) (the "Initial Provisioning") and all items in Paragraphs 1.1(a) through 1.1(d) for purchases additional to the Initial Provisioning, and

      (b) the Seller's leasing of Seller Parts to the Buyers for the Buyers' use on its Aircraft in commercial air transport service as set forth in Paragraph 12 of this Letter Agreement.

1.2.2 Propulsion Systems, including associated parts and spare parts therefore, are not covered under this Letter Agreement and will be subject to direct negotiations between the Buyers and the Propulsion Systems manufacturer(s). [...***...]

1.2.3 During a period commencing on the date hereof and continuing as long as at least five (5) aircraft of the type of the Aircraft are operated in commercial air transport service of which, at least one (1) is operated by the Buyers (the "Term"), the Seller will maintain or cause to be maintained such stock of Seller Parts as the Seller deems reasonable and will furnish at reasonable prices Seller Parts adequate to meet the Buyers' needs for maintenance of the Aircraft. Such Seller Parts will be sold and delivered in accordance with Paragraphs 4 and 5 of this Letter Agreement, upon receipt of the Buyers' orders.

      The Seller will use its reasonable efforts to obtain a similar service from all Suppliers of parts that are originally installed on the Aircraft and not manufactured by the Seller.

1.3   Purchase Source of Material

      The Buyers agree to purchase from the Seller's designee, ANACS, the Seller Parts required for the Buyers' own needs during the Term, provided that this Paragraph 1.3 will not in any way prevent the Buyers from resorting to the stocks of Seller Parts of other operators using A350 aircraft or from purchasing items equivalent to Seller Parts from said operators or from distributors, on the condition that said Seller Parts


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      have been designed and manufactured by, or obtained from the Seller, and, provided further that this Paragraph 1.3 will not prevent the Buyers from exercising its rights under Paragraph 1.4 of this Letter Agreement.

1.4   Manufacture of Material by the Buyer

1.4.1 The provisions of Paragraph 1.3 of this Letter Agreement notwithstanding, the Buyers may manufacture or have manufactured Seller Parts for its own use or may purchase for its own use Seller Parts from any source other than those listed in Paragraph 1.3.1 in the following cases:

      (a) after expiration of the Term, provided that at such time the Seller is out of stock of a required Seller Part;

      (b) at any time, to the extent Seller Parts are needed to effect AOG repairs on any Aircraft and are not available from the Seller within a lead time shorter than or equal to the time in which the Buyers can procure said Seller Parts from another source, provided the Buyers will sell or lease such Seller Parts only if they are assembled in an Aircraft that is sold or leased;

      (c) at any time, if the Seller fails to fulfill its obligations with respect to any Seller Parts pursuant to Paragraph 1.2 above within a reasonable period after written notice thereof from the Buyers; and

      (d) at any time, if with respect to certain Seller Parts, the Seller has granted, under the Illustrated Parts Catalog supplied in accordance with this Letter Agreement, the right of local manufacture of Seller Parts.

1.4.2 The Buyers may manufacture the Seller's proprietary tooling from drawings and other data supplied by the Seller or the manufacturer.

1.4.3 The rights granted to the Buyers in Paragraph 1.4.1 will not in any way be construed as a license, nor will they in any way obligate the Buyers to pay any license fee, royalty or obligation whatsoever, nor will they in any way be construed to affect the rights of third parties.

1.4.4 The Seller will provide the Buyers with all technical data reasonably necessary to manufacture Seller Parts and the Seller's proprietary tooling, in the event the Buyers are entitled to do so pursuant to Paragraphs 1.4.1 and 1.4.2. The proprietary rights to such technical data will be subject to the terms of Clause 14.12 of the Agreement.

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2.    INITIAL PROVISIONING

      The period up to and including the [...***...] day after delivery of the last Aircraft will hereinafter be referred to as the Initial Provisioning Period.

2.1   Seller-Supplied Data

      The Seller will prepare and supply to the Buyers the following data:

2.1.1 Initial Provisioning Data - Seller

      The Seller will provide to the Buyers initial provisioning data provided for in Chapter 1 of ATA 2000 ("Initial Provisioning Data") in a form, format and within a time period to be mutually agreed upon.

      A free of charge revision service will be effected every ninety (90) days, up to the end of the Initial Provisioning Period.

      The Seller will ensure that Initial Provisioning Data is released to the Buyers in time to allow the necessary evaluation time by the Buyers and the on-time delivery of ordered Material.

2.1.2 Supplementary Data

      The Seller will provide the Buyers with Local Manufacture Tables (X-File), as part of the Illustrated Parts Catalog (Additional Cross-Reference Tables), which will be a part of the Initial Provisioning Data package.

2.1.3 Data for Standard Hardware

      The Initial Provisioning Data provided to the Buyers shall include data for hardware and standard material.

2.2   Supplier-Supplied Data

2.2.1 General

      Suppliers will prepare and issue CMM parts and IPL parts (T-files) in the English language for those Supplier components for which the Buyers has elected to receive data and the Seller will make reasonable efforts to ensure that the Suppliers take such actions.

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      Said data (initial issue and revisions) will be transmitted to the Buyers through the Suppliers and/or the Seller. The Seller will [...***...] not be responsible for the substance of such data [...***...]

      The Seller will exert its reasonable efforts to supply Initial Provisioning Data to the Buyers in time to allow the necessary evaluations by the Buyers and on-time deliveries.

2.2.2 Initial Provisioning Data - Supplier

      Initial Provisioning Data for Supplier products provided for in Chapter 1 of ATA 2000 will be furnished as mutually agreed upon during a Preprovisioning Meeting (defined below), with free of charge revision service assured up to the end of the Initial Provisioning Period, or until it reflects the configuration of the delivered Aircraft.

2.3   Preprovisioning Meeting

2.3.1 The Seller will organize a meeting (i) at the Manufacturer's spares center in Hamburg, Germany ("MSC"), (ii) at ANACS or (iii) at a place to be mutually agreed, in order to formulate an acceptable schedule and working procedure to accomplish the Initial Provisioning of Material (the "Preprovisioning Meeting").

2.3.2 The date of the Preprovisioning Meeting will be mutually agreed upon, but it will take place no earlier than three (3) months after the Agreement will have taken effect and no later than eighteen (18) months before delivery of the Buyers' first Aircraft.

2.4   Initial Provisioning Training

      The Seller will furnish, at the Buyers' request and at no charge to the Buyers, training courses related to the Seller's provisioning documents, purchase order administration and handling at MSC or at a mutually agreed location. The areas covered in these training courses are (i) familiarization of the Buyers with the provisioning; (ii)


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      explanation of the technical function as well as the necessary technical and commercial Initial Provisioning Data; and (iii) familiarization with the Seller's purchase order administration system.

2.5   Initial Provisioning Conference

      The Seller will organize an Initial Provisioning conference at MSC, ANACS or a location to be mutually agreed upon that will include participation of major Suppliers, as agreed upon during the Pre-provisioning Meeting (the "Initial Provisioning Conference").

      Such Initial Provisioning Conference will take place no earlier than eight
      (8) weeks after Buyer Furnished Equipment (BFE) selection or Customer Definition Freeze (CDF), whichever last occurs.

2.6   Initial Provisioning Data Compliance

2.6.1 Initial Provisioning Data generated by the Seller and supplied to the Buyers will comply with the latest configuration of the Aircraft to which such data relate, as known three (3) months before the data are issued. Said data will enable the Buyers to order Material conforming to its Aircraft as required for maintenance and overhaul.

      This provision will not cover Buyers modifications unknown to the Seller, or modifications not agreed to or designed by the Seller.

2.7   Delivery of Initial Provisioning Material

2.7.1 During the Initial Provisioning Period, Material will conform with the latest configuration standard of the affected Aircraft and with the Initial Provisioning Data transmitted by the Seller. The Seller, in addition, will use its reasonable efforts to cause Suppliers to provide a similar service for their items. Should the Seller default in this obligation, it will immediately replace such Seller parts and/or authorize return shipment at no transportation cost to the Buyers. The Buyers will make reasonable efforts to minimize such cost.

2.7.2 The Seller will use its reasonable efforts to deliver Initial Provisioning Material in Paragraph 1.1(a) of this Letter Agreement against the Buyers' orders from the Seller and according to the following schedule, provided the orders are received by the Seller in accordance with published leadtime.

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      Initial Provisioning Material will be delivered as provided below:

      (a) At least fifty percent (50%) of the ordered quantity of each Line Replacement or Line Maintenance item three (3) months before delivery of the first Aircraft of each block of Aircraft for which the Buyers have placed Initial Provisioning orders for Material defined above in Paragraph 1.1(a).

      (b) At least seventy-five percent (75%) of the ordered quantity of each Line Replacement or Line Maintenance item: one (1) month (for items identified as line station items, two (2) months) before delivery of the first Aircraft of each block of Aircraft for which the Buyers have placed Initial Provisioning orders for Material defined above in Paragraph 1.1(a).

      (c) Fifty percent (50%) of the ordered quantity of each item except as specified in Paragraphs 2.7.1 (a) and 2.7.1 (b) above: at delivery of the first Aircraft of each block of Aircraft for which the Buyers have placed Initial Provisioning orders for Material defined above in Paragraph 1.1(a).

      (d) One hundred percent (100%) of the ordered quantity of each item, including line station items: three (3) months after delivery of the first Aircraft of each block of Aircraft for which the Buyers have placed Initial Provisioning orders for Material, as defined above in Paragraph 1.1(a). If said one hundred percent (100%) cannot be accomplished, the Seller will endeavor to have such items available at its facilities for immediate supply, in case of an AOG.

      The size of each block of Aircraft referred to in the schedule above will be defined at the Pre-Provisioning Conference and the Material will be delivered in sequence.

2.7.3 [...***...]


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2.7.4 The Buyers may cancel or modify Initial Provisioning orders placed with the Seller with no cancellation charge as follows:

      (a) "Long Lead-Time Material" (lead time exceeding [...***...], not later than [...***...] before scheduled delivery of said Material.

      (b) Normal lead time Material, not later than [...***...] before scheduled delivery of said Material, provided however, that for Material that has a lead time of [...***...] or less, the published lead time for the Buyers' right to cancel or modify orders will be equal to the published lead time for such Material plus [...***...].

      (c) Buyers-specific Material and Material described in Paragraphs 1.1(b) through 1.1(f), not later than the quoted lead time before scheduled delivery of said Material.

2.7.5 Should the Buyers cancel or modify any orders for Material outside the time limits defined above in Paragraph 2.7.4, the Seller will have no liability for the cancellation or modification, and the Buyers will reimburse the Seller for any direct cost incurred in connection therewith.

2.7.6 Except as otherwise set forth herein, all transportation costs for the return of Material under this Paragraph 2, including any insurance and customs duties applicable or other related expenditures, will be borne by the Buyers.

3.    STORES

3.1   ANACS Spares Center

      The Seller has established and will maintain or cause to be maintained, as long as at least five (5) aircraft of the type of the Aircraft are operated by [...***...] airlines in commercial air transport service of which at least one (1) is operated by the Buyers (the "US Term"), a US store located near Dulles International Airport, Washington, DC, known as the ANACS Spares Center - Washington ("ANACS Spares Center"). The ANACS Spares Center will be operated twenty-four (24) hours/day, seven (7) days/week, all year for the handling of AOG and critical orders for Seller Parts. [...***...]

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      [...***...]

3.2   Material Support Center, Germany

      The Manufacturer has established and will maintain or cause to be maintained during the Term a store of Seller Parts at MSC. MSC will be operated twenty-four (24) hours per day, seven (7) days per week, twelve months a year.

3.3   Other Points of Shipment

      The Seller reserves the right to effect deliveries from distribution centers other than the ANACS Spares Center or MSC and from any of the production facilities of the Associated Contractors.

4.    DELIVERY

4.1   General

      The Buyers' purchase orders will be administered in accordance with ATA Specification 2000.

      The provisions of Paragraph 4.2 of this Letter Agreement do not apply to Initial Provisioning Data or Material as described in Paragraph 2 of this Letter Agreement.

4.2   Lead Times

4.2.1 In general, the lead times are (and, unless otherwise agreed, will at all times be) in accordance with the definition in the "World Airline and Suppliers Guide" (latest edition).

4.2.2 Material will be dispatched within the lead times quoted in the published Seller's price catalog for Material described in Paragraph 1.1(a), and within the Supplier's or supplier's lead time augmented by the Seller's own order and delivery processing time (such in-house processing time not to exceed fifteen (15) days) for Material described in Paragraphs 1.1(b) through 1.1(d). The Seller will endeavor to improve its lead times and neither the Seller, the Manufacturer nor any of their Affiliates will discriminate against the Buyers in delivery processing time.

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4.2.3 Expedite Service

      The Seller operates a twenty-four (24) hour-a-day, seven (7) day-a-week expedite service to supply the relevant Seller Parts available in the Seller's stock, workshops and assembly line, including high-cost/long-lead-time items, to the international airport nearest the location of such items (the "Expedite Service").

      The Expedite Service is operated in accordance with the "World Airlines and Suppliers Guide." Accordingly, the Seller will notify the Buyer of the action taken to effect the Expedite Service as follows:

      (a)   four (4) hours after receipt of an AOG order,

      (b) twenty-four (24) hours after receipt of a critical order (imminent AOG or work stoppage),

      (c) five (5) days after receipt of an expedite order from the Buyers (nil stock at the Buyers' for no-go items).

      The Seller and its subcontractors will deliver Seller Parts requested on expedite basis against normal orders previously placed by the Buyers or upon requests by telephone or facsimile by the Buyers' representatives, such requests to be confirmed by the Buyers' subsequent order for such Seller Parts within a reasonable time.

4.3   Delivery Status

      The Seller agrees to report to the Buyers the status of supplies against orders on a monthly basis or on a mutually agreed timeframe.

4.4   Excusable Delay

      Clause 10.1 of the Agreement will apply to the Material support as defined in Paragraph 1 of this Letter Agreement.

4.5   Shortages, Overshipments, Nonconformance in Orders

4.5.1 Within thirty (30) days after receipt of Material delivered pursuant to a purchase order, the Buyers will advise the Seller of any alleged shortages or overshipments with respect to such purchase order and of all claimed nonconformance to specification of parts in such order.

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      In the event that the Buyers have not reported such alleged shortages, overshipments or nonconformance within such period, the Buyers will be deemed to have accepted the deliveries unless, in the case of shortages, the Buyers can prove within a reasonable period of time that it did not receive the Material.

4.5.2 In the event that the Buyers report over-shipments or nonconformance to the specifications within the period specified in Paragraph 4.5.1, the Seller will, if such report is accepted, either replace the Material concerned or credit the Buyers for Material paid for but returned to the Seller. In such case, transportation charges will be borne by the Seller.

      The Buyers will endeavor to minimize such costs.

4.6   [...***...]

4.7   [...***...]

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4.8   Cessation of Deliveries

      The Seller reserves the right to stop or otherwise suspend deliveries if the Buyers fail to meet its obligations under Paragraph 6.

5.    PRICE

5.1   The Material prices will be:

5.1.1 [...***...]

5.1.2 [...***...]

5.2   Validity of Prices

5.2.1 The Material prices are the Seller's published prices in effect on the date of receipt of the purchase order (subject to reasonable quantities and delivery time) and will be expressed in US dollars. Payment will be made by the Buyers to the Seller in US dollars as set forth below in Paragraph 6.1.

5.2.2 Prices of Seller Parts will be in accordance with the then current ANAC's Spare Parts Price List. Prices will be firm for each calendar year, except that the Seller reserves the right to revise the prices of Seller Parts during the course of the calendar year in the following cases:

      -     significant revision in manufacturing costs,

      - significant revision in Manufacturer's purchase price of materials (including significant variation of exchange rates),

      -     significant error in estimation of expression of any price.

      [...***...]

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5.2.3 [...***...]

5.2.4 The Seller warrants that, should the Buyers purchase from the Seller one hundred percent (100%) of the recommended Initial Provisioning of Material identified in Paragraphs 1.1(b) through 1.1(d), above, the average handling charge on the total package will not exceed fifteen percent (15%). This average handling charge will be increased to eighteen percent (18%) on any orders placed less than six (6) months prior to delivery of the first Aircraft.

6.    PAYMENT PROCEDURES AND CONDITIONS

6.1   Currency

      Payment will be made in US dollars.

6.2   Time and Means of Payment

      Payment will be made by transfer of immediately available funds from the Buyers to the Seller within thirty (30) days from the date of invoice. [...***...]

6.3   Bank Accounts

      The Buyers will make all payments hereunder in full without setoff, counterclaim, deduction or withholding of any kind to the accounts listed below, unless otherwise directed by the Seller:

      (a) For wire transfer, in favor of Airbus North America Customer Services, Inc.:


            [...***...]
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      (b)   For direct deposit (lockbox), in favor of Airbus North America
            Customer Services, Inc.:

            Airbus North America Customer Services, Inc.:
            PO Box 8500
            Lock Box No. 4555
            Philadelphia, PA 19178-4555

6.4   Taxes

      All payments due the Seller hereunder will be made in full without setoff or counterclaim and without deduction or withholding of any kind. Consequently, the Buyers will assure that the sums received by the Seller under this Letter Agreement are equal to the full amounts expressed to be due the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature except that if the Buyers are compelled by law to make any such deduction or withholding the Buyers will pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

6.5 If any payment due the Seller is not received in accordance with the time period provided in Paragraph 6.2, the Seller will have the right to claim from the Buyers and the Buyers will promptly pay to the Seller interest on the unpaid amount at an annual rate equal to [...***...] per month to be calculated from (and including) the due date to (but excluding) the date payment is received by the Seller, on the basis of a 360-day year and actual number of days elapsed. The Seller's claim to such interest will not prejudice any other rights the Seller may have under this Letter Agreement or applicable law.

7.    TITLE

      Title to any Material purchased under this Letter Agreement will remain with the Seller until full payment of the invoices therefore and any interest thereon has been received by the Seller.

      The Buyers will undertake that Material to which title has not passed to the Buyers will be kept free from any lien, security interest mortgage or other charge or claim in favor of any third party.

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8.    PACKAGING

      All material will be packaged in accordance with ATA 300 specification, Category III for consumable/expendable Material and Category II for rotables. Category I containers will be used if requested by the Buyers and the difference between Category I and Category II packaging costs will be paid by the Buyers together with payment for the respective Material.

9.    DATA RETRIEVAL

      The Buyers undertake to provide periodically to the Seller, as the Seller may reasonably request, during the Term, a quantitative list of the parts used for maintenance and overhaul of the Aircraft. The range and contents of this list will be established by mutual agreement between the Seller and the Buyers.

10.   BUY-BACK

10.1  Buy-Back of Obsolete Material

      The Seller agrees to buy back unused Seller Parts that may become obsolete for the Buyers' fleet [...***...] as a result of mandatory modifications required by the Buyers' or Seller's Aviation Authorities, subject to the following:

      (a) the Seller Parts involved will be those which the Seller directs the Buyers to scrap or dispose of and which cannot be reworked or repaired to satisfy the revised standard;

      (b) the Seller will grant the Buyers a credit equal to the purchase price paid by the Buyers for any such obsolete parts, such credit will not exceed the value of the provisioning quantities recommended by the Seller in the Initial Provisioning recommendation as mutually agreed upon at the Initial Provisioning Conference;

      (c) the Seller will use its reasonable efforts to obtain for the Buyers the same protection from Suppliers and will promptly assist the Buyers if so requested by the Buyers.


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10.2   Buy-Back of Surplus Material

10.2.1 The Seller agrees that at any time after one (1) year and within three
       (3) years after delivery of the first Aircraft to the Buyers, Buyers will have the right to return to the Seller, [...***...], unused and undamaged Material described in Paragraphs 1.1(a) and 1.1(b) originally purchased from the Seller under the terms hereof, provided (i) that the selected protection level does not exceed ninety-six percent (96%) with a turnaround time of forty-five (45) days, (ii) that said Material does not exceed the provisioning quantities recommended by the Seller in the Initial Provisioning recommendations, does not have a limited shelf life nor contain any shelf-life limited components with less than [...***...] of their shelf life remaining when returned to the Seller, and (iii) that the Material is returned with the Seller's original documentation and any such documentation (including tags, certificates) required to identify, substantiate the condition of and enable the resale of such Material.

10.2.2 The Seller's agreement in writing is necessary before any Material in excess of the Seller's recommendation may be considered for buy-back.

10.2.3 It is expressly understood and agreed that the rights granted to the Buyers under this Paragraph 10.2 will not apply to Material that may become obsolete at any time or for any reason other than as set forth in Paragraph 10.1.

10.2.4 [...***...]

10.3 Except as otherwise set forth herein, all transportation costs for the return of surplus Material under this Paragraph 10, including any applicable insurance and customs duties or other related expenditures, will be borne by the Seller.

10.4 The Seller's obligation to repurchase surplus and obsolete Material depends upon the Buyers' demonstration, by the Buyers' compliance with the requirements set forth in Paragraph 9 of this Letter Agreement, that such Material exceeds the Initial Provisioning requirements.

11.1   WARRANTIES ON SELLER PARTS

       The Seller represents and warrants that the Manufacturer has provided to the Seller the following Warranty, Supplier Warranties and Interface Commitment with respect to Seller Parts, that are reproduced below between the words QUOTE and


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       UNQUOTE and are subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) set forth below. The Seller hereby assigns to the Buyers, and the Buyers hereby accept, all of the Seller's rights and obligations as "Buyers" under the said Warranty, Supplier Warranties and Interface Commitment, and the Seller subrogates the Buyers to all such rights and obligations in respect of the Seller Parts. The Seller hereby warrants to the Buyers that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyers, (ii) such assignment and subrogation are effective to confer on the Buyers all of the foregoing rights and obligations of the Seller,
       (iii) the provisions so assigned are in full force and effect and have not been amended prior to the date hereof, and (iv) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyers.

QUOTE

11.1   WARRANTY

11.1.1 Nature of Warranty

       Subject to the limitations and conditions hereinafter provided, and except as provided in Paragraph 11.1.2, the Seller warrants to the Buyers that each Seller Part will at the time of Delivery to the Buyer be free from defects:

       (i)    in material,

       (ii) in workmanship, including, without limitation, processes of manufacture,

       (iii) in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

       (iv) arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

11.1.2 [...***...]

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11.1.3 Exceptions

       The warranties set forth in Paragraph 11.1.1 will not apply to Buyer Furnished Equipment, Propulsion Systems, or to any component, accessory, equipment or part purchased by the Buyers that is not a Seller Part, provided, however, that any defect inherent in the Seller's design of the installation, considering the state of the art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Paragraph 11.1 and be covered by the warranty set forth in Paragraph 11.1.1(iii).

11.1.4 Warranty Period

       The warranties described in Paragraphs 11.1.1 will be limited to those defects that become apparent within [...***...] after delivery of the Seller Part (the "SELLER PART WARRANTY PERIOD").

11.1.5 Buyer's Remedy and Seller's Obligation

       The Buyers' remedy and the Seller's obligation and liability under Paragraph 11.1 are limited to, at the Seller's expense, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to any defective Warranted Part, [...***...].

       [...***...]

       The provisions of Subclauses 12.1.6, 12.1.7, 12.1.8 and 12.1.9 of the Agreement will, as applicable, also apply to this Paragraph 11.

11.2   EXCLUSIVITY OF WARRANTIES

       THIS PARAGRAPH 11 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYERS, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

       THE BUYERS RECOGNIZE THAT THE RIGHTS, WARRANTIES AND


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       REMEDIES IN THIS PARAGRAPH 11 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE
       BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE SELLER PARTS SUPPLIED UNDER THIS LETTER AGREEMENT. THE BUYERS HEREBY WAIVE, RELEASE AND RENOUNCE ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYERS AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED BY THE SELLER UNDER THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO:

       (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

       (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

       (3)    ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

       (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

       (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

       (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

       (7)    ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

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              (a)    LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, OR PART
                     PROVIDED UNDER THE AGREEMENT DUE TO A DEFECT, NONCONFORMITY OR OTHER PROBLEM IN ANY SELLER PART;

              (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART DUE TO A DEFECT, NONCONFORMITY OR OTHER PROBLEM IN ANY SELLER PART;

              (c)    LOSS OF PROFITS AND/OR REVENUES;

              (d)    ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

       THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYERS. IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 11 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 11 WILL REMAIN IN FULL FORCE AND EFFECT.

       FOR THE PURPOSE OF THIS PARAGRAPH 11.2, "SELLER" WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES, SUPPLIERS AND ASSOCIATED CONTRACTORS.

       [...***...]

11.3   DUPLICATE REMEDIES

       The remedies provided to the Buyers under Paragraph 11 as to any part thereof are mutually exclusive and not cumulative. The Buyers will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 11 for any such particular defect for which remedies are provided under this Paragraph 11, provided, however, that the Buyers will not be


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       entitled to elect a remedy under more than one part of this Paragraph 11 for the same defect. [...***...]

    UNQUOTE

       In consideration of the foregoing assignment and subrogation by the Seller in favor of the Buyers in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyers hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained.

11.4   NEGOTIATED AGREEMENT

       The Buyers and Seller agree that this Paragraph 11 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in the Agreement were arrived at in consideration of, inter alia, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions set forth in this Paragraph 11.

12.    LEASING OF SPARE PARTS

12.1   Applicable Terms

       The terms and conditions of this Paragraph 12 will apply to the Lease of Seller Parts listed in Appendix "A" to this Paragraph 12 ("Leased Parts") and will form a part of each lease of any Leased Part by the Buyers from the Seller after the date hereof. Except for the description of the Leased Part, the Lease Term, the Leased Part delivery and return locations and the Lease Charges (defined below in Paragraph 12.4), all other terms and conditions appearing on any order form or other document pertaining to Leased Parts will be deemed inapplicable, and in lieu thereof the terms and conditions of this Paragraph 12 will prevail. For purposes of this Paragraph 12, the term "Lessor" refers to the Seller and the term "Lessees" refers to the Buyers. Parts not included in Appendix "A" to this Paragraph 12 may be supplied under a separate lease agreement between the Seller and the Buyers.

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12.2   Lease Procedure: Spare Parts Leased

       At the Lessees' request by telephone (to be confirmed promptly in writing), facsimile, letter or other written instrument, the Lessor will lease Leased Parts, which will be made available in accordance with Paragraph 4.2.3, to the Lessees as substitutes for parts withdrawn from an Aircraft for repair or overhaul. Each lease of Leased Parts will be evidenced by a lease document ("Lease") issued by the Lessor to the Lessees no later than seven (7) business days after delivery of the Leased Part.

12.3   Lease Term: Return

       The term of the lease ("Lease Term") will commence on the date of dispatch of the Leased Part to the Lessees or its agent at the Lessor's facility and will end on the date of receipt at the Lessor's facility of the Leased Part or in a serviceable condition. The Lease Term will not exceed thirty (30) days after such date of dispatch, unless extended by written agreement between Lessor and Lessees within such thirty (30)-day period (such extension not to exceed an additional thirty (30) days). Notwithstanding the foregoing, the Lease Term will end in the event, and upon the date, of exercise of the Lessees' option to either purchase or exchange the Leased Part, as provided herein.

12.4   Lease Charges and Taxes

       The Lessees will pay the Lessor (a) a daily rental charge for the Lease Term in respect of each Leased Part equal to one-three-hundred-sixty-fifth (1/365) of the Catalog Price of such Leased Part, as set forth in the Seller's Spare Parts Price List in effect on the date of commencement of the Lease Term, (b) any reasonable additional costs which may be incurred by the Lessor as a direct result of such Lease, such as inspection, test, repair, overhaul and repackaging costs as required to place the Leased Part in satisfactory condition for lease to a subsequent customer, (c) all transportation and insurance charges and (d) any taxes, charges or customs duties imposed upon the Lessor or its property as a result of the lease, sale, delivery, storage or transfer of any Leased Part (the "Lease Charges"). All payments due hereunder will be made in accordance with Paragraph 6.

       In the event that the Leased Part has not been returned to the Lessor's designated facilities by the last day of the Lease Term, the Lessor will be entitled, in addition to any other remedy it may have at law or under this Paragraph 12, to charge to the Lessees, and the Lessees will pay, all of the charges referred to in this Paragraph 12.4 accruing for each day after the end of the Lease Term and for as long as such Leased Part is not returned to the Lessor and as though the Lease Term were extended to the

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       period of such delay.

       Should the Lessees fail to return the Leased Part of the Lessor at the end of the lease Term, such failure will be deemed to be an election by the Lessees to purchase the Leased Part and the Lessees will pay the price set forth in Paragraph 12.8.

12.5   Title

       Title to each Leased Part will remain with the Lessor at all times unless the Lessees exercises its option to purchase it in accordance with Paragraph 12.8 of this Letter Agreement, in which case title will pass to the Lessees in accordance with Paragraph 7 of this Letter Agreement.

12.6   Risk of Loss

       Except for normal wear and tear, each Leased Part will be returned to the Lessor in the same condition as when delivered to the Lessees. However, the Lessees will not without the Lessors' prior written consent repair, modify or alter any Leased Part. Risk of loss or damage to each Leased Part will remain with the Lessees until such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease. If a Leased Part is lost or damaged beyond repair, the Lessees will be deemed to have exercised its option to purchase the part in accordance with Paragraph 12.8, as of the date of such loss or damage.

12.7   Record of Flight Hours

       All flight hours accumulated by the Lessees on each Leased Part during the Lease Term will be documented by the Lessees. Records will be delivered to the Lessor upon return of such Leased Part to the Lessor include all documentation pertinent to inspection, maintenance and/or rework of the Leased Part and evidence of incidents such as hard landings of aircraft on which such Leased Part was installed from time to time during the Lease term, abnormalities of operation and corrective action taken by the Lessees as a result of such incidents.

12.8   Option to Purchase

12.8.1 Option to Purchase

       The Lessees may at its option, exercisable by written notice given to the Lessor, elect during or at the end of the Lease Term to purchase each Leased Part, in which case the then current purchase price for such Leased Part as set forth in the Seller's Spare

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       Parts Price List will be paid by the Lessees to the Lessor. The immediately preceding sentence will apply to new Leased Parts only. In the event the Leased Part is used, [...***...] of the then current purchase price for such Leased Part will be paid by the Lessees to the Lessor. Such option will be contingent upon the Lessees' providing the Lessor with evidence satisfactory to the Lessor that the original part fitted to the Aircraft is beyond economical repair. [...***...]

12.8.2 In the event of purchase, the Leased Part will be warranted in accordance with Paragraph 11 as though such Leased Part were a Seller Part; provided, however, that (i) the Seller will prorate the full Seller Part Warranty Period granted to the Buyer according to the actual usage of such Leased Part and (ii) in no event will such Seller Part Warranty Period be less than six (6) months from the date of purchase of such Leased Part. A warranty granted under this Paragraph 12.8.2 will be in substitution for the warranty granted under Paragraph 12.9 at the commencement of the Lease Term.

12.9   Warranties on Leased Parts

       The Lessor, in its capacity as "Lessees," under its arrangements with the Manufacturer, in its capacity as "Lessor," has negotiated and obtained the following warranties from the Manufacturer with respect to the Leased Parts, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Lessor hereby assigns to the Lessees, and the Lessee hereby accepts, all of the rights and obligations of the Lessor in its capacity as "Lessees" as aforesaid under the said warranties and the Lessor subrogates the Lessee as to all such rights and obligations in respect of Leased Parts during the Lease Term with respect thereto. The Lessor hereby warrants to the Lessees that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Lessees and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Lessees. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Letter Agreement, except that the term "Lessor" refers to the Manufacturer and the term "Lessees" refers to the Lessor.

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QUOTE

12.9.1 The Lessor warrants that each Leased Part will at the time of delivery thereof:

       (a)    conform to the applicable specification for such part,

       (b)    be free from defects in material,

       (c) be free from defects in workmanship, including without limitation processes of manufacture, and

       (d) be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design.

12.9.2 Survival of Warranties

       With respect to each Leased Part, the warranty set forth above in Paragraph 12.9.1(a) will not survive delivery, and the warranties set forth above in Paragraphs 12.9.1(b), 12.9.1(c) and 12.9.1 (d) will survive delivery only upon the conditions and subject to the limitations set forth below in Paragraphs 12.9.3 through 12.9.8.

12.9.3 Warranty and Notice Periods

       The Lessees' remedy and the Lessor's obligation and liability under this Paragraph 12.9, with respect to each defect, are conditioned upon (i) the defect having become apparent to the Lessees within the Lease Term and
       (ii) the Lessor's warranty administrator having received written notice of the defect from the Lessees within [...***...] after the defect became apparent to the Lessees.

12.9.4 Return and Proof

       The Lessees' remedy and the Lessor's obligation and liability under this Paragraph 12.9, with respect to each defect, are also conditioned upon:

       (a) the return by the Lessees as soon as practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreeable, of the Leased Part claimed to be defective, and

       (b) the submission by the Lessees to the Lessor's warranty administrator of reasonable proof that the claimed defect is due to a matter embraced within

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              the Lessor's warranty under this Paragraph 12.9 and that such defect did not result from any act or omission of the Lessees, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable governmental regulations and the Lessor's applicable written instructions.

12.9.5   Limitation of Warranty

         The Lessees' remedy and the Lessor's obligation and liability under this Paragraph 12.9 with respect to each defect are limited to the repair of such defect in the Leased Part in which the defect appears, or, as mutually agreed, to the replacement of such Leased Part with a similar part free from defect.

         Any replacement part furnished under this Paragraph 12.9.5 will for the purposes of this Letter Agreement be deemed to be the Leased Part so replaced.

12.9.6   Suspension and Transportation Costs

12.9.6.1 If a Leased Part is found to be defective and is covered by this warranty, the Lease Term and the Lessees' obligation to pay rental charges as provided in Paragraph 12.4(a) of this Letter Agreement will be suspended from the date on which the Lessees notify the Lessor of such defect until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part, provided, however, that the Lessees have withdrawn such defective Leased Part from use, promptly after giving such notice to the Lessor. If the defective Leased Part is replaced, such replacement will be deemed to no longer be a Leased Part under the Lease as of the date on which such part was received by the Lessor at the return location specified in the applicable Lease.

         If a Leased Part is found to be defective on first use by the Lessees and is covered by this warranty, rental charges as provided in Paragraph 12.4(a) will not accrue and will not be payable by the Lessees until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part.

12.9.6.2 All transportation and insurance costs associated with the return of the defective Leased Part to the Lessor and the return of the repaired, corrected or replacement part to the Lessees will be borne by the Lessor.

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12.9.7   Wear and Tear

         Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect or nonconformance under this Paragraph 12.9.

12.9.8.  EXCLUSIVITY OF WARRANTIES

         THIS PARAGRAPH 12.9.8 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLERS, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY LEASED PART.

         THE BUYERS RECOGNIZE THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS PARAGRAPH 12.9.8 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYERS FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE LEASED PARTS. THE BUYERS HEREBY WAIVE, RELEASE AND RENOUNCE ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYERS AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY LEASED PART, INCLUDING BUT NOT LIMITED TO:

         (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

         (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

         (3)      ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

         (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

         (5)      ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM

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                  COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

         (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

         (7)      ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                  (a)      LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, OR
                           LEASED;

                  (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT OR LEASED PART;

                  (c)      LOSS OF PROFITS AND/OR REVENUES;

                  (d)      ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

         THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYERS. IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH
         12.9.8 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 12.9.8 WILL REMAIN IN FULL FORCE AND EFFECT.

         FOR THE PURPOSE OF THIS PARAGRAPH 12.9.8, "SELLER" WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES, SUPPLIERS AND ASSOCIATED CONTRACTORS.

         [...***...]


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12.9.9 DUPLICATE REMEDIES

       The remedies provided to the Buyers under Paragraph 12 as to any part thereof are mutually exclusive and not cumulative. The Buyers will be entitled to the remedy that provides the maximum benefit to it, as the Buyers may elect, pursuant to the terms and conditions of this Paragraph 12 for any such particular defect for which remedies are provided under this Paragraph 12, provided, however, that the Buyers will not be entitled to elect a remedy under more than one part of this Paragraph 12 for the same defect. [...***...]

     UNQUOTE

       In consideration of the assignment and subrogation by the Seller under this Paragraph 12 in favor of the Buyers in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyers hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained.

12.10. NEGOTIATED AGREEMENT

       The Buyers and Seller agree that this Paragraph 12 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in the Agreement were arrived at in consideration of, inter alia, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions set forth in Paragraph 12.

13.    [...***...]


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14.    TERMINATION

       Any termination under Paragraph 10, 11 or 21 of the Agreement or under the Letter Agreements thereto will discharge all obligations and liabilities of the parties hereunder with respect to undelivered Material, services, data or other items to be purchased hereunder that are applicable to those Aircraft as to which the Agreement has been terminated, provided that the Seller will nevertheless repurchase new and unused Material in excess of the Buyers' requirements due to an Aircraft cancellation pursuant to Paragraph 10 or 11 of the Agreement, as provided in Paragraph 10.2. In the case of any termination of this Letter Agreement in connection with a termination under Clause 21 of the Agreement, the Seller will not have any obligation to repurchase Material delivered in respect of any undelivered Aircraft and the Seller's rights to payment for services or spare parts actually delivered to the Buyers or, in the case of spare parts, the return thereof in new and unused condition, in their original packaging with all applicable documentation will not be limited by the liquidated damages provision included in Clause 21 of the Agreement.

15.    MISCELLANEOUS

      [...***...]

16.    ASSIGNMENT

       This Letter Agreement may be assigned in accordance with Clause 20 of the Agreement. This Letter Agreement is otherwise not assignable.

17.    COUNTERPARTS

       This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.


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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

                                Very truly yours,

                                AVSA, S.A.R.L.

                                By: __________________________

                                Its: _________________________

Accepted and Agreed

US AIRWAYS GROUP, INC.

By: _________________________
Its:

AMERICA WEST AIRLINES, INC.

By: _________________________
Its:

US AIRWAYS, INC.

By: _________________________
Its:

                                                                          LA1-33

AWE/USA-A350

                           PRIVILEGED AND CONFIDENTIAL

APPENDIX "A" TO PARAGRAPH 12

SELLER PARTS LEASING LIST

(Leased Parts)

AILERONS

AUXILIARY POWER UNIT (APU) DOORS

CARGO DOORS

PASSENGER DOORS

ELEVATORS

FLAPS

LANDING GEAR DOORS

RUDDER

TAIL CONE

WING SLATS

SPOILERS

AIRBRAKES

WING TIPS

[...***...]


***Confidential Treatment Requested

                                                                          LA1-34

AWE/USA-A350

                           PRIVILEGED AND CONFIDENTIAL

            ***CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                             LETTER AGREEMENT NO. 2

                                                        As of September 27, 2005

US Airways Group, Inc.
US Airways, Inc.
America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, AZ  85034

Re:  OTHER MATTERS

Ladies and Gentlemen,

US Airways, Inc., America West Airlines, Inc. and US Airways Group, Inc. (the "Buyers"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A350 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyers of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyers and the Seller have agreed to set forth in this Letter Agreement No. 2 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Technical and trade terms used but not defined herein or in the Agreement will be defined as generally accepted in the airline and/or aircraft manufacturing industries. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

All of the parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                                                                           LA2-1

AWE/USA - A350

                          PRIVILEGED AND CONFIDENTIAL

1.   [...***...]


***Confidential Treatment Requested
                                                                           LA2-2

AWE/USA - A350

                          PRIVILEGED AND CONFIDENTIAL

2.    [...***...]


***Confidential Treatment Requested
                                                                           LA2-3

AWE/USA - A350

                          PRIVILEGED AND CONFIDENTIAL

3.    ASSIGNMENT

      Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

4.    COUNTERPARTS

      This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

                                                                           LA2-4

AWE/USA - A350

                          PRIVILEGED AND CONFIDENTIAL

      IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

                                                     Very truly yours,

                                                     AVSA, S.A.R.L.

                                                     By:  ______________________

                                                     Its:

      Accepted and Agreed

      US AIRWAYS GROUP, INC.

      By:   _________________________
      Its:

      AMERICA WEST AIRLINES, INC.

      By:   _________________________
      Its:

      US AIRWAYS, INC.

      By:   _________________________
      Its:

                                                                           LA2-5

AWE/USA - A350

                          PRIVILEGED AND CONFIDENTIAL

            *** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                             LETTER AGREEMENT NO. 3

                                                        As of September 27, 2005

US Airways Group, Inc.
US Airways, Inc.
America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, AZ  85034

Re: ADDITIONAL AIRCRAFT

Ladies and Gentlemen,

US Airways, Inc., America West Airlines, Inc. and US Airways Group, Inc. (the "Buyers"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A350 Purchase Agreement dated as of the date hereof (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyers of certain Aircraft under the terms and conditions set forth in said Agreement. The Buyers and the Seller have agreed to set forth in this Letter Agreement No. 3 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Technical and trade terms used but not defined herein or in the Agreement will be defined as generally accepted in the airline and/or aircraft manufacturing industries. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

All of the parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                                                                         LA3-1

AWE/USA--A350
                          PRIVILEGED AND CONFIDENTIAL

1.    PURCHASE RIGHTS

1.1 The Seller hereby grants the Buyers, acting jointly, the right to purchase up to [...***...] A350 aircraft, either as A350-800 aircraft or as A350-900 aircraft (the "Additional Aircraft") in addition to the Aircraft. The terms and conditions set out in the Agreement will apply to the Additional Aircraft, as applicable, [...***...].

1.2 Upon any written request made by the Buyers to the Seller specifying a number of Additional Aircraft that the Buyers wish to purchase, the last such request to be made not later than [...***...], the Seller will promptly provide the Buyers with a proposal for scheduled delivery months to be applicable to such Additional Aircraft. Such scheduled delivery months will be held for the Buyers during the [...***...] period following the date of the Seller's proposal. The Buyers may exercise their right to purchase any such Additional Aircraft by written notice to the Seller, executed by each Buyer, and by making the Initial Payment and any other then due Predelivery Payments applicable under Letter Agreement No. 11, in respect of such Additional Aircraft, which Additional Aircraft shall then become firmly ordered Aircraft with immediate effect. The parties will thereafter conclude as soon as possible definitive documentation to amend the Agreement accordingly.

1.3   [...***...]

2.    ASSIGNMENT

      Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyers hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

3.    COUNTERPARTS

      This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

                                                                           LA3-2
***Confidential Treatment Requested

AWE/USA-A350
                          PRIVILEGED AND CONFIDENTIAL

      IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

                                      Very truly yours,

                                      AVSA, S.A.R.L.

                                      By:  _________________________
                                      Its:

      Accepted and Agreed:

      US AIRWAYS GROUP, INC.

      By:  _________________________
      Its:

      AMERICA WEST AIRLINES, INC.

      By:  _________________________
      Its:

      US AIRWAYS, INC.

      By:  _________________________
      Its:

                                                                           LA3-3

AWE/USA--A350
                          PRIVILEGED AND CONFIDENTIAL

            *** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                             LETTER AGREEMENT NO. 4

                                                        As of September 27, 2005

US Airways Group, Inc.
US Airways, Inc.
America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, AZ  85034

Re: CONVERSION RIGHTS

Ladies and Gentlemen,

US Airways, Inc., America West Airlines, Inc., US Airways Group, Inc. (the "Buyers"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A350 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyers of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyers and the Seller have agreed to set forth in this Letter Agreement No. 4 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Technical and trade items used but not defined herein or in the Agreement will be defined as generally accepted in the airline and/or aircraft manufacturing industries. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

The parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

AWE/USA--A350                                                              LA4-1
                          PRIVILEGED AND CONFIDENTIAL

1.    [...***...]

2.    [...***...]

***Confidential Treatment Requested
AWE/USA--A350                                                              LA4-2
                          PRIVILEGED AND CONFIDENTIAL

3.    ASSIGNMENT

      Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyers hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

4.    COUNTERPARTS

      This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

AWE/USA--A350                                                              LA4-3
                          PRIVILEGED AND CONFIDENTIAL

      IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

                                        Very truly yours,

                                        AVSA, S.A.R.L.

                                        By:  _________________________

                                        Its:

      Accepted and Agreed

      US AIRWAYS GROUP, INC.

      By:  _________________________
      Its:

      AMERICA WEST AIRLINES, INC.

      By:  _________________________
      Its:

      US AIRWAYS, INC.

      By:  _________________________
      Its:

AWE/USA--A350                                                              LA4-4
                          PRIVILEGED AND CONFIDENTIAL

            ***CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                             LETTER AGREEMENT NO. 5

                                                        As of September 27, 2005

US Airways Group, Inc.
US Airways, Inc.
America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, AZ  85034

Re: PURCHASE INCENTIVES

Ladies and Gentlemen,

US Airways, Inc., America West Airlines, Inc. and US Airways Group, Inc. (the "Buyers"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A350 Purchase Agreement dated as of the date hereof (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyers of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyers and the Seller have agreed to set forth in this Letter Agreement No. 5 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Technical and trade terms used but not defined herein or in the Agreement will be defined as generally accepted in the airline and/or aircraft manufacturing industries. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

All of the parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                                                                           LA5-1

AWE/USA-A350

                           PRIVILEGED AND CONFIDENTIAL

1.    [...***...]

2.    [...***...]

                                                                           LA5-2

*** Confidential Treatment Requested

AWE/USA-A350

                           PRIVILEGED AND CONFIDENTIAL

3.    ASSIGNMENT

      Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyers hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

4.    COUNTERPARTS

      This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

                                                                           LA5-3

AWE/USA-A350

                           PRIVILEGED AND CONFIDENTIAL

      IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

                                              Very truly yours,

                                              AVSA, S.A.R.L.

                                              By: ______________________________

                                              Its:

      Accepted and Agreed

      US AIRWAYS GROUP, INC.

      By: ______________________________
      Its:

      AMERICA WEST AIRLINES, INC.

      By: ______________________________
      Its:

      US AIRWAYS, INC.

      By: ______________________________
      Its:

                                                                           LA5-4

AWE/USA-A350

                           PRIVILEGED AND CONFIDENTIAL

            ***CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                             LETTER AGREEMENT NO. 6

                                                        As of September 27, 2005

US Airways Group, Inc.
US Airways, Inc.
America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, AZ  85034

Re: SPECIFICATION MATTERS

Ladies and Gentlemen,

US Airways, Inc., America West Airlines, Inc. and US Airways Group, Inc. (the "Buyers"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A350 Purchase Agreement dated as of the date hereof (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyers of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Technical and trade terms used but not defined herein or in the Agreement will be defined as generally accepted in the airline and/or aircraft manufacturing industries. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

All of the parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                                                                           LA6-1

AWE/USA-A350

                           PRIVILEGED AND CONFIDENTIAL

1.    SPECIFICATION

      Up to and including the date on which Issue 1 of the Standard Specification is published (the "First Production Standard Specification"), the Seller and the Buyers agree that the A350-800 Standard Specification and A350-900 Standard Specification of the A350 Aircraft will incorporate all development changes reflected in updated versions of such standard specification from time to time. [...***...]

      [...***...]

      The Buyers will be invited by the Seller to attend all customer focus group meetings ("CFGs") and program progress reviews ("PPRs") with respect to the A350 aircraft from the date hereof. The Buyers may, during the CFGs and/or the PPRs, make suggestions from time to time with respect to the A350-800 Standard Specification or A350-900 Standard Specification as applicable with respect to any changes contemplated by the Seller. The Seller will make reasonable efforts to accommodate any such suggestions. However, any and all changes to any standard specification will be at the Seller's sole discretion.

2.    PROPULSION SYSTEMS

2.1   [...***...]

***Confidential Treatment Requested
                                                                           LA6-2

AWE/USA-A350

                           PRIVILEGED AND CONFIDENTIAL

2.2   [...***...]

3.    MTOW INCREASE

      [...***...]

4.    ASSIGNMENT

      Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyers hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5.    COUNTERPARTS

      This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

***Confidential Treatment Requested
                                                                           LA6-3

AWE/USA-A350

                           PRIVILEGED AND CONFIDENTIAL

      IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

                                              Very truly yours,

                                              AVSA, S.A.R.L.

                                              By: ______________________________
                                              Its:

      Accepted and Agreed

      US AIRWAYS, INC.

      By: ______________________________
      Its:

      AMERICA WEST AIRLINES, INC.

      By: ______________________________
      Its:

      US AIRWAYS GROUP, INC.

      By: ______________________________
      Its:

                                                                           LA6-4

AWE/USA-A350

                           PRIVILEGED AND CONFIDENTIAL

            ***CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
               FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                             LETTER AGREEMENT NO. 7

                                                        As of September 27, 2005

US Airways Group, Inc.
US Airways, Inc.
America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re: PRODUCT SUPPORT

Ladies and Gentlemen,

US Airways, Inc., America West Airlines, Inc., US Airways Group, Inc. (the "Buyers"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A350 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyers of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyers and the Seller have agreed to set forth in this Letter Agreement No. 7 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Technical and trade terms used but not defined herein or in the Agreement will be defined as generally accepted in the airline and/or aircraft manufacturing industries. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

All of the parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                                                                           LA7-1

AWE/USA--A350

                          PRIVILEGED AND CONFIDENTIAL

1.      TRAINING SUPPORT

1.1     [...***...]

1.2     [...***...]

1.3     [...***...]

2.      TECHNICAL DATA AND SOFTWARE SERVICES

2.1 The first sentence of Clause 14.5 of the Agreement is superseded and replaced by the following:

     QUOTE

        Revision service will be provided [...***...] for a period of [...***...] after Delivery of the last Aircraft.

     UNQUOTE

2.2     ELOGBOOK

        The Buyers will be entitled to obtain the Airbus eLogbook under the license conditions as set forth in Exhibit H to the Agreement. The Airbus eLogbook tool allows the airline pilots to enter standardized pilot reports. [...***...]

***Confidential Treatment Requested
                                                                           LA7-2

AWE/USA--A350

                           PRIVILEGED AND CONFIDENTIAL

        [...***...]

2.3     ADOC Job Card Publisher

        The Buyers will be entitled to one (1) license of the ADOC Job Card Publisher. With this package, which is based on the ADOC Job Card Publisher software module, the Buyers will be able to build their own database from their SGML documentation (including in-house modifications) using one (1) customized job card model developed by Airbus and based on specifications of the content and structure of the job cards provided by the Airline.

        ADOC Job Card Publisher integrates with the Buyers' Maintenance Information Systems. The Buyers are responsible to integrate the Maintenance Information System with ADOC Job Card Publisher.

        [...***...]

3.      OPERATION SUPPORT

        The Seller will provide to the Buyers the following software tools during the [...***...] period preceding delivery of the first Aircraft and revision service therefor [...***...], including:

        (i)     [...***...]

        (ii)    [...***...]

                                                                           LA7-3

***Confidential Treatment Requested

AWE/USA--A350

                          PRIVILEGED AND CONFIDENTIAL

        (iii)   [...***...]

        (iv)    [...***...]

        [...***...]

4.      [...***...]

4.1     [...***...]

     QUOTE

        [...***...]

     UNQUOTE

4.2     [...***...]

     QUOTE

        [...***...]

     UNQUOTE

                                                                           LA7-4

***Confidential Treatment Requested

AWE/USA--A350

                           PRIVILEGED AND CONFIDENTIAL

5.      AIRCRAFT MAINTENANCE MANUAL LIMITS

        The Seller endeavors to harmonize all relevant production limits with the relevant limits specified in the Aircraft Maintenance Manual provided to the Buyers pursuant to Clause 14 of the Agreement.

6.      ETOPS SUPPORT

        [...***...] The Seller will support the Buyers' efforts to obtain FAA approval for ETOPS operation of the A350-800 Aircraft.

7.      [...***...]

8.      [...***...]

                                                                           LA7-5

***Confidential Treatment Requested

AWE/USA--A350

                          PRIVILEGED AND CONFIDENTIAL

     QUOTE

        [...***...]

     UNQUOTE

9.      AIRBUS ONLINE CONTENT MANAGEMENT

        On Line Content Management enables the Buyers to access from the Airbus on-line portal Airbus Technical Data (AMM, IPC, TSM, ASM, AWL, AWM, SRM,
        NTM) in order to perform modifications to this Technical Data prior to producing the AirN@v consultation database used by the Buyers' operations.

        Tasks regarding administration of the hardware and software will be performed by the Seller. Modification of the Technical Data carried out by the Buyers authors remains under the full responsibility of the Buyers.

        [...***...]
                                                                           LA7-6
***Confidential Treatment Requested
AWE/USA--A350

                           PRIVILEGED AND CONFIDENTIAL

10.     [...***...]

11.     ASSIGNMENT

        Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyers hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect.

12.     COUNTERPARTS

        This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

                                                                           LA7-7

*** Confidential Treatment Requested

AWE/USA--A350

                          PRIVILEGED AND CONFIDENTIAL

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

                                                  Very truly yours,

                                                  AVSA, S.A.R.L.

                                                  By: __________________________
                                                  Its:

 Accepted and Agreed

 US AIRWAYS GROUP, INC.

 By: _________________________
 Its:

 AMERICA WEST AIRLINES, INC.

 By: _________________________
 Its:

 US AIRWAYS, INC.

 By: _________________________
 Its:

                                                                           LA7-8

AWE/USA--A350

                          PRIVILEGED AND CONFIDENTIAL

            *** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                             LETTER AGREEMENT NO. 8A

                                                        As of September 27, 2005

 US Airways Group, Inc.
 US Airways, Inc.
 America West Airlines, Inc.
 4000 East Sky Harbor Boulevard
 Phoenix, AZ  85034

Re: A350-800 with GEnx-1A72 PERFORMANCE GUARANTEES

Dear  Ladies and Gentlemen:

US Airways, Inc., America West Airlines, Inc. and US Airways Group, Inc. (the "Buyers"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A350 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyers of certain A350-800 Aircraft, under the terms and conditions set forth in said Agreement. The Buyers and the Seller have agreed to set forth in this Letter Agreement No. 8A (the "Letter Agreement") certain additional terms and conditions regarding the sale of the A350-800 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Technical and trade terms used but not defined herein or in the Agreement will be defined as generally accepted in the airline and/or aircraft manufacturing industries. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

All of the parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                                                                         LA 8A-1
AWE/USA - A350
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

      The Seller represents and warrants that the Manufacturer has provided to the Seller the performance, noise and weight guarantees (the "Guarantees") that are reproduced below between the words QUOTE and UNQUOTE, subject to the terms, conditions, limitations and restrictions set forth below. The Seller hereby assigns to the Buyers, and the Buyers hereby accept, as to each A350-800 Aircraft delivered to the Buyers under the Agreement, all of the Seller's rights and obligations with respect to such A350-800 Aircraft in its capacity as "Buyers" as aforesaid under the said Guarantees, and the Seller subrogates the Buyers into all such rights and obligations in respect of the A350-800 Aircraft. The Seller hereby warrants to the Buyers that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyers, (ii) such assignment and subrogation are effective to confer on the Buyers all of the foregoing rights and obligations of the Seller, (iii) the provisions so assigned are in full force and effect and have not been amended prior to the date hereof, and (iv) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyers.

QUOTE

1     AIRCRAFT CONFIGURATION

1.1 The Guarantees defined below are applicable to the A350-800 Aircraft powered by General Electric GEnx-1A72 engines, as described in the Standard Specification Ref. G.000.08000 Issue B dated 30th June 2005, without taking into account any further changes thereto as provided in the Agreement, herein after referred as "the Specification" without taking into account any further changes thereto as provided in the Agreement.

2     GUARANTEED PERFORMANCE

2.1   Take-off Field Length

      FAR take-off field length ("TOFL") at an Aircraft gross weight of 540,133 lb (245,000 kg) at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15 degrees C conditions will be not more than a guaranteed value of [...***...].

2.2   Second Segment Climb

     The Aircraft will meet FAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run, at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 and 2.3.

                                                                         LA 8A-2
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

2.3   Take-off Weight

2.3.1 When operated under the following conditions (representative of FRA 25R)

Pressure altitude                                        : 364 ft
Ambient temperature                                      : 24 degrees C
Take-off run available                                   : 13,123 ft
Take-off distance available                              : 13,123 ft
Accelerate-stop distance available                       : 13,123 ft
Slope                                                    : -0.26% (downhill)
Wind                                                     : Zero
Line-up allowance TOD                                    : 80 ft
Line-up allowance ASD                                    : 153 ft
Obstacles (Height/Distance above/from start of TODA):      -28ft/13,488ft
                                                           -23ft/13,980ft
                                                           -21ft/14,236ft
                                                           59ft/17,388ft
                                                           60ft/17,598ft
                                                           61ft/17,795ft
                                                           62ft/18,035ft
                                                           65ft/18,848ft
                                                           67ft/19,918ft
                                                           76ft/23,402ft

      the maximum permissible take-off weight at the start of Take-off Distance Available will be not less than a guaranteed value of [...***...]

2.3.2 When operated under the following conditions (representative of PHL 27L)

Pressure altitude                                        : 10 ft
Ambient temperature                                      : 30 degrees C
Take-off run available                                   : 10,506 ft
Take-off distance available                              : 10,506 ft
Accelerate-stop distance available                       : 10,506 ft
Slope                                                    : 0.11% (uphill)
Wind                                                     : Zero
Line-up allowance TOD                                    : 80 ft
Line-up allowance ASD                                    : 153 ft
Obstacles (Height/Distance above/from start of TODA):      33ft/11,312ft
                                                           38ft/12,036ft

      the maximum permissible take-off weight at the start of Take-off Distance Available will be

                                                                         LA 8A-3
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

      not less than a guaranteed value of [...***...].

2.3.3 When operated under the following conditions (representative of PHX 26)

Pressure altitude                                        : 1,135 ft
Take-off run available                                   : 11,490 ft
Take-off distance available                              : 11,490 ft
Accelerate-stop distance available                       : 11,490 ft
Slope                                                    : -0.21% (downhill)
Wind                                                     : Zero
Line-up allowance TOD                                    : 80 ft
Line-up allowance ASD                                    : 153 ft
Obstacles (Height/Distance above/from start of TODA):     -13ft/12,506ft
                                                          -5ft/12,852ft
                                                          36ft/13,792ft
                                                          42ft/14,510ft
                                                          195ft/22,434ft

      the maximum permissible take-off weight at the start of Take-off Distance Available will be not less than a guaranteed value of

Ambient temperature of 41 degrees C:     [...***...]
Ambient temperature of 46 degrees C:     [...***...]

2.3.4 When operated under the following conditions (representative of TLV 26)

Pressure altitude                                            : 135 ft
Ambient temperature                                          : 32 degrees C
Take-off run available                                       : 11,998 ft
Take-off distance available                                  : 12,392 ft
Accelerate-stop distance available                           : 12,293 ft
Slope                                                        : -0.32% (downhill)
Wind                                                         : Zero
Line-up allowance TOD                                        : 80 ft
Line-up allowance ASD                                        : 153 ft
Obstacles (Height/Distance above/from start of TODA)         : none

      the maximum permissible take-off weight at the start of Take-off Distance Available will be not less than a guaranteed value of [...***...].

2.3.5 When operated under the following conditions (representative of NRT 34L)

                                                                         LA 8A-4
***Confidential Treatment Requested
AWE/USA - A350
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

Pressure altitude                                                       : 139 ft
Ambient temperature                                                     : 29 degrees C
Take-off run available                                                  : 13,123 ft
Take-off distance available                                             : 13,123 ft
Accelerate-stop distance available                                      : 13,123 ft
Slope                                                                   : -0.07% (downhill)
Wind                                                                    : Zero
Line-up allowance TOD                                                   : 80 ft
Line-up allowance ASD                                                   : 153 ft
Obstacles (Height/Distance above/from start of TODA):                    -2ft/13,905ft
                                                                         4ft/14,541ft
                                                                         8ft/14,780ft
                                                                         25ft/15,892ft
                                                                         28ft/16,030ft
                                                                         29ft/16,269ft
                                                                         30ft/16,303ft
                                                                         32ft/16,967ft
                                                                         53ft/18,187ft
                                                                         57ft/19,378ft
                                                                         65ft/20,659ft

      the maximum permissible take-off weight at the start of Take-off Distance Available will be not less than a guaranteed value of [...***...].

2.4   Landing Field Length

      FAR certified dry landing field length ("LFL") at an Aircraft gross weight of 401,241 lb (182,000 kg) at Sea Level pressure altitude will not be more than a guaranteed value of [...***...].

2.5   En-route One Engine Inoperative

      The A350-800 Aircraft will meet the FAR regulations minimum en-route climb one engine inoperative and the other operating at the maximum continuous thrust with anti-icing off at an A350-800 Aircraft gross weight of 500,000 lb in the cruise configuration in ISA+10C conditions at a guaranteed pressure altitude of not less than [...***...]

2.6   Approach Climb

2.6.1 The A350-800 Aircraft will meet FAR regulations approach climb gradient one engine inoperative and the other operating at the maximum go-round thrust with air conditioning on and anti-icing off at sea level pressure altitude at an A350-800 Aircraft gross weight of 401,241

***Confidential Treatment Requested

                                                                         LA 8A-5
AWE/USA - A350
                           PRIVILEGED AND CONFIDENTIAL
      lb at a temperature of not less than the guarantee value of [...***...].

2.6.2 The A350-800 Aircraft will meet FAR regulations approach climb gradient one engine inoperative and the other operating at the maximum go-round thrust with air conditioning on and anti-icing off at a pressure altitude of 5,000 feet at an A350-800 Aircraft gross weight of 401,241 lb at a temperature of not less than the guarantee value of [...***...] and a nominal value of [...***...].

2.7   Specific Range

      The nautical miles per pound of fuel at an A350-800 Aircraft gross weight of 500,000 lb at a pressure altitude of 33,000 ft in ISA+10C conditions at a true Mach number of 0.82 will not be less than a guaranteed value of [...***...].

      The nautical miles per pound of fuel at an A350-800 Aircraft gross weight of 490,000 lb at a pressure altitude of 35,000 ft in ISA+10C conditions at a true Mach number of 0.82 will not be less than a guaranteed value of [...***...].

      The nautical miles per pound of fuel at an A350-800 Aircraft gross weight of 480,000 lb at a pressure altitude of 33,000 ft in ISA+10C conditions at a true Mach number of 0.84 will not be less than a guaranteed value of [...***...].

      The nautical miles per pound of fuel at an A350-800 Aircraft gross weight of 470,000 lb at a pressure altitude of 35,000 ft in ISA+10C conditions at a true Mach number of 0.84 will not be less than a guaranteed value of [...***...].

2.8   Initial Cruise Altitude

      At an A350-800 gross weight of 527,000 lb (representing the estimated weight at start of cruise following a take-off at sea level at Maximum Take-off Weight) in ISA+10C conditions the pressure altitude for:

            1. Level flight at a true Mach number of 0.82 using a thrust not exceeding maximum cruise thrust

            2. A rate of climb of not less than then 300 ft/min at a true Mach number of 0.82 using a thrust not exceeding maximum climb thrust

            3. A buffet maneuver margin of not less than 0.3g at a true Mach number of 0.82 will be not less than [...***...].

***Confidential Treatment Requested

                                                                         LA 8A-6
AWE/USA - A350
                           PRIVILEGED AND CONFIDENTIAL

2.9   Speed

      Level flight speed at an A350-800 Aircraft gross weight of 527,000 lb at a pressure altitude of 33,000 ft in ISA+10C conditions using a thrust not exceeding maximum cruise thrust will be not less than a guaranteed true Mach number of [...***...].

3     MISSION GUARANTEES

3.1   Mission Usable Load: TLV - PHL

      The A350-800 Aircraft will be capable of carrying a guaranteed Usable Load (as defined in Paragraph 3.11 below) of not less than [...***...] over a still air stage distance of 5,849 nautical miles (representative of TLV to PHL mission with a 58 knots headwind) when operated under the conditions defined below:

3.1.1 The departure airport conditions are such to allow the required Takeoff Weight to be used without any restriction. Pressure altitude is 135 ft.

      The destination airport conditions are such to allow the required Landing Weight to be used without any restriction. Pressure altitude is 10 ft.

3.1.2 An allowance of 570 lb of fuel and 9 minutes is considered for engine start-up and taxi-out.

3.1.3 An allowance of 1,840 lb of fuel and 3 minutes is included for take-off and climb to 1,635 ft pressure altitude with acceleration to climb speed at a temperature of 29 degrees C. No credit is taken for the distance covered in these segments.

3.1.4 Climb from 1,635 ft pressure altitude up to cruise altitude using maximum climb thrust, cruise at a fixed Mach number of M=0.82 at pressure altitudes of 31,000 ft, 35,000 ft and 39,000 ft and descent to 1,510 ft pressure altitude are conducted in ISA+10 degrees C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS. A wind component of 70% of cruise wind has been considered during climb and descent.

3.1.5 An allowance of 430 lb of fuel and 4 minutes is considered for approach and landing at the destination airport. No credit is taken for the distance covered in these segments.

3.1.6 Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in paragraphs 3.1.2 to 3.1.5 above. Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 3.1.4 above.

***Confidential Treatment Requested
                                                                         LA 8A-7
AWE/USA - A350
                           PRIVILEGED AND CONFIDENTIAL

3.1.7 At the end of approach and landing 14,800 lb of usable fuel will remain in the tanks. This represents the estimated fuel required for:

      1) En-route reserves: 4% of trip time representing use of re-dispatch procedures

      2)    Missed approach at destination

      3) Diversion in ISA+10 degrees C conditions over a still air distance of 150 nautical miles starting and ending at 1,500 ft pressure altitude and using long range procedures

      4) Holding for 30 minutes at 1,500 ft pressure altitude in ISA+10 degrees C conditions

      5)    An allowance of fuel for approach and landing at alternate airport

3.2   Mission fuel burn: TLV - PHL

      In carrying a fixed Usable Load of 136,780 lb over a still air stage distance of 5,849 nautical miles (representative of TLV to PHL mission with a 58 knots headwind) the trip fuel burnt when operated under the conditions defined in paragraphs 3.1.1 to 3.1.7 inclusive above will be not more than a guaranteed value of [...***...] and the block time will not be more than a guaranteed value of [...***...]. Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in paragraphs 3.1.2 to 3.1.5 above.

3.3   Mission Usable Load: FRA - PHX

      The A350-800 Aircraft will be capable of carrying a guaranteed Usable Load of not less than [...***...] over a still air stage distance of 5,482 nautical miles (representative of FRA to PHX mission with a 40 knots headwind) when operated under the conditions defined below:

3.3.1 The departure airport conditions are such to allow the required Takeoff Weight to be used without any restriction. Pressure altitude is 364 ft.

      The destination airport conditions are such to allow the required Landing Weight to be used without any restriction. Pressure altitude is 1,135 ft.

3.3.2 An allowance of 570 lb of fuel and 9 minutes is considered for engine start-up and taxi-out.

3.3.3 An allowance of 1,750 lb of fuel and 3 minutes is included for take-off and climb to 1,864 ft pressure altitude with acceleration to climb speed at a temperature of 21 degrees C. No credit is taken for the distance covered in these segments.

3.3.4 Climb from 1,864 ft pressure altitude up to cruise altitude using maximum climb thrust, cruise at a fixed Mach number of M=0.82 at pressure altitudes of 31,000 ft, 35,000 ft and 39,000 ft and descent to 2,635 ft pressure altitude are conducted in ISA+10 degrees C conditions.


***Confidential Treatment Requested


                                                                         LA 8A-8
AWE/USA - A350
                           PRIVILEGED AND CONFIDENTIAL

      Climb and descent speeds below 10,000 ft will be 250 knots CAS. A wind component of 70% of cruise wind has been considered during climb and descent.

3.3.5 An allowance of 440 lb of fuel and 4 minutes is considered for approach and landing at the destination airport. No credit is taken for the distance covered in these segments.

3.3.6 Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing and manoeuvre as defined in paragraphs 3.3.2 to 3.3.5 above. Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 3.3.4 above.

3.3.7 At the end of approach and landing 14,600 lb of usable fuel will remain in the tanks. This represents the estimated fuel required for:

      1) En-route reserves: 4% of trip time representing use of re-dispatch procedures

      2)    Missed approach at destination

      3) Diversion in ISA+10 degrees C conditions over a still air distance of 150 nautical miles starting and ending at 1,500 ft pressure altitude and using long range procedures

      4) Holding for 30 minutes at 1,500 ft pressure altitude in ISA+10 degrees C conditions

      5)    An allowance of fuel for approach and landing at alternate airport

3.4   Mission fuel burn: FRA - PHX

      In carrying a fixed Usable Load of 140,630 lb over a still air stage distance of 5,482 nautical miles (representative of FRA to PHX mission with a 40 knots headwind) the trip fuel burnt when operated under the conditions defined in paragraphs 3.3.1 to 3.3.7 inclusive above will be not more than a guaranteed value of [...***...] and the block time will not be more than a guaranteed value of [...***...].

      Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in paragraphs 3.3.2 to 3.3.5 above.

3.5   Mission Usable Load: PHX - FRA (41 degrees C at PHX)

      The A350-800 Aircraft will be capable of carrying a guaranteed Usable Load of not less than [...***...] over a still air stage distance of 4,980 nautical miles (representative of PHX to FRA mission with a 5 knots tailwind) when operated under the conditions defined below:

3.5.1 The departure airport conditions (representative of PHX runway 26) are as defined in paragraph 2.3.3 above (ambient temperature of 41 degrees C). The destination airport conditions are such to allow the required Landing Weight to be used without any restriction. Pressure altitude is 364 ft.


***Confidential Treatment Requested


                                                                         LA 8A-9
AWE/USA - A350
                           PRIVILEGED AND CONFIDENTIAL

3.5.2 An allowance of 570 lb of fuel and 9 minutes is considered for engine start-up and taxi-out.

3.5.3 An allowance of 1,730 lb of fuel and 3 minutes is included for take-off and climb to 2,635 ft pressure altitude with acceleration to climb speed at a temperature of 38 degrees C. No credit is taken for the distance covered in these segments.

3.5.4 Climb from 2,635 ft pressure altitude up to cruise altitude using maximum climb thrust, cruise at a fixed Mach number of M=0.82 at pressure altitudes of 33,000 ft, 37,000 ft and 41,000 ft and descent to 1,864 ft pressure altitude are conducted in ISA+10 degrees C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS. A wind component of 70% of cruise wind has been considered during climb and descent.

3.5.5 An allowance of 410 lb of fuel and 4 minutes is considered for approach and landing at the destination airport. No credit is taken for the distance covered in these segments.

3.5.6 Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing and manoeuvre as defined in paragraphs 3.5.2 to 3.5.5 above.

      Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 3.5.4 above.

3.5.7 At the end of approach and landing 13,320 lb of usable fuel will remain in the tanks. This represents the estimated fuel required for:

      1) En-route reserves: 4% of trip time representing use of re-dispatch procedures

      2)    Missed approach at destination

      3) Diversion in ISA+10 degrees C conditions over a still air distance of 150 nautical miles starting and ending at 1,500 ft pressure altitude and using long range procedures

      4) Holding for 30 minutes at 1,500 ft pressure altitude in ISA+10 degrees C conditions

      5)    An allowance of fuel for approach and landing at alternate airport

3.6   Mission fuel burn: PHX - FRA (41 degrees C at PHX)

      In carrying a fixed Usable Load of 113,760 lb over a still air stage distance of 4,980 nautical miles (representative of PHX to FRA mission with a 5 knots tailwind) the trip fuel burnt when operated under the conditions defined in paragraphs 3.5.1 to 3.5.7 inclusive above will be not more than a guaranteed value of [...***...] and the block time will not be more than a guaranteed value of [...***...]. Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in paragraphs 3.5.2 to 3.5.5 above.


***Confidential Treatment Requested


                                                                        LA 8A-10
AWE/USA - A350
                           PRIVILEGED AND CONFIDENTIAL

3.7   Mission Usable Load: PHL - NRT

      The A350-800 Aircraft will be capable of carrying a guaranteed Usable Load of not less than [...***...] over a still air stage distance of 6,542 nautical miles (representative of PHL to NRT mission with a 38 knots headwind) when operated under the conditions defined below:

3.7.1 The departure airport conditions (representative of PHL runway 27L) are as defined in paragraph 2.3.2 above.

      The destination airport conditions are such to allow the required Landing Weight to be used without any restriction. Pressure altitude is 139 ft.

3.7.2 An allowance of 570 lb of fuel and 9 minutes is considered for engine start-up and taxi-out.

3.7.3 An allowance of 1,800 lb of fuel and 3 minutes is included for take-off and climb to 1,510 ft pressure altitude with acceleration to climb speed at a temperature of 27 degrees C. No credit is taken for the distance covered in these segments.

3.7.4 Climb from 1,510 ft pressure altitude up to cruise altitude using maximum climb thrust, cruise at a fixed Mach number of M=0.82 at pressure altitudes of 31,000 ft, 35,000 ft and 39,000 ft and descent to 1,639 ft pressure altitude are conducted in ISA+10 degrees C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS. A wind component of 70% of cruise wind has been considered during climb and descent.

3.7.5 An allowance of 420 lb of fuel and 4 minutes is considered for approach and landing at the destination airport. No credit is taken for the distance covered in these segments.

3.7.6 Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing and manoeuvre as defined in paragraphs 3.7.2 to 3.7.5 above. Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 3.7.4 above.

3.7.7 At the end of approach and landing 14,800 lb of usable fuel will remain in the tanks. This represents the estimated fuel required for:

      1) En-route reserves: 4% of trip time representing use of re-dispatch procedures

      2)    Missed approach at destination

      3) Diversion in ISA+10 degrees C conditions over a still air distance of 150 nautical miles starting and ending at 1,500 ft pressure altitude and using long range procedures

      4) Holding for 30 minutes at 1,500 ft pressure altitude in ISA+10 degrees C conditions

      5)    An allowance of fuel for approach and landing at alternate airport

                                                                        LA 8A-11
***Confidential Treatment Requested
AWE/USA - A350
                           PRIVILEGED AND CONFIDENTIAL

3.8   Mission fuel burn: PHL - NRT

      In carrying a fixed Usable Load of 120,290 lb over a still air stage distance of 6,542 nautical miles (representative of PHL to NRT mission with a 38 knots headwind) the trip fuel burnt when operated under the conditions defined in paragraphs 3.7.1 to 3.7.7 inclusive above will be not more than a guaranteed value of [...***...] and the block time will not be more than a guaranteed value of [...***...]. Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in paragraphs 3.7.2 to 3.7.5 above.

3.9   Mission Usable Load: PHX - NRT (41 degrees C at PHX)

      The A350-800 Aircraft will be capable of carrying a guaranteed Usable Load of not less than [...***...] over a still air stage distance of 5,971 nautical miles (representative of PHX to NRT mission with a 67 knots headwind) when operated under the conditions defined below:

3.9.1 The departure airport conditions (representative of PHX runway 26) are as defined in paragraph 2.3.3 above (ambient temperature of 41 degrees C). The destination airport conditions are such to allow the required Landing Weight to be used without any restriction. Pressure altitude is 139 ft.

3.9.2 An allowance of 570 lb of fuel and 9 minutes is considered for engine start-up and taxi-out.

3.9.3 An allowance of 1,730 lb of fuel and 3 minutes is included for take-off and climb to 2,635 ft pressure altitude with acceleration to climb speed at a temperature of 38 degrees C. No credit is taken for the distance covered in these segments.

3.9.4 Climb from 2,635 ft pressure altitude up to cruise altitude using maximum climb thrust, cruise at a fixed Mach number of M=0.82 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,639 ft pressure altitude are conducted in ISA+10 degrees C conditions.

      Climb and descent speeds below 10,000 ft will be 250 knots CAS. A wind component of 70% of cruise wind has been considered during climb and descent.

3.9.5 An allowance of 420 lb of fuel and 4 minutes is considered for approach and landing at the destination airport. No credit is taken for the distance covered in these segments.

3.9.6 Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing and manoeuvre as defined in paragraphs 3.9.2 to 3.9.5 above. Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 3.9.4 above.

                                                                        LA 8A-12
***Confidential Treatment Requested
AWE/USA - A350
                           PRIVILEGED AND CONFIDENTIAL

3.9.7 At the end of approach and landing 13,460 lb of usable fuel will remain in the tanks. This represents the estimated fuel required for:

      1) En-route reserves: 4% of trip time representing use of re-dispatch procedures

      2)    Missed approach at destination

      3) Diversion in ISA+10 degrees C conditions over a still air distance of 150 nautical miles starting and ending at 1,500 ft pressure altitude and using long range procedures

      4) Holding for 30 minutes at 1,500 ft pressure altitude in ISA+10 degrees C conditions

      5)    An allowance of fuel for approach and landing at alternate airport

3.10  Mission fuel burn: PHX - NRT (41 degrees C at PHX)

      In carrying a fixed Usable Load of 93,790 lb over a still air stage distance of 5,971 nautical miles (representative of PHX to NRT mission with a 67 knots headwind) the trip fuel burnt when operated under the conditions defined in paragraphs 3.9.1 to 3.9.7 inclusive above will be not more than a guaranteed value of [...***...] and the block time will not be more than a guaranteed value of [...***...]. Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in paragraphs 3.9.2 to 3.9.5 above.

3.11 For the mission "Usable Load" guarantees defined in Paragraphs 3.1, 3.3, 3.5, 3.7 and 3.9 above, the guaranteed usable loads are calculated as Zero Fuel Weight minus the Manufacturer's Weight Empty as defined in the Specification which will be derived from the weighing of the Aircraft.

4     Structural Usable Load

      The Seller guarantees that the difference between:

      - the Maximum Zero Fuel Weight (MZFW) of the Aircraft (as defined in the A350-800 Standard Specification set forth in Paragraph 1) and

      - the Manufacturer's Weight Empty (as defined in the A350-800 Standard Specification set forth in Paragraph 1) and which will be derived from the weighing of the Aircraft will not be less than [...***...]

      The Manufacturer's Weight Empty is subject to adjustment as defined in Paragraph 9.2 below.

                                                                        LA 8A-13
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

5     Noise

5.1   Exterior Noise

5.1.1 Noise Certification

      The A350-800 powered by GENX-1A72 engines at a MTOW of 245,000 KG and a MLW of 182,000 KG will meet the noise levels limits as defined in ICAO Annex 16, Volume I, 'A350-800 Aircraft Noise', CHAPTER 4, third edition, effective 11th November 1993, [...***...].

      Noise data will be obtained and evaluated in accordance with the requirements of ICAO Annex 16, Volume I, 'Aircraft Noise', Amendment 7, Chapter 4, third edition, applicable 21st March 2002, and relevant appendices.

5.1.2 APU Noise

      The APU of the A350-800 will comply with the noise limits as defined in ICAO Annex 16, Vol. 1, Chapter 9, Attachment C, third edition, effective 11th November 1993.

5.2   Interior Noise

5.2.1 Interior Noise in Flight

5.2.1.1 Cockpit Noise

      At a pressure altitude of 35000 feet and a true Mach number of 0.82 in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) will not exceed the following values:

                                      Guarantee
SPL dB(A)                                [...***...]
SIL dB                                   [...***...]

      Noise levels will be measured at the Captain's and First Officer's seat position at head level with normal cockpit air conditioning and ventilation in operation.

5.2.1.2 Cabin Noise

      At a pressure altitude of 35000 feet and a true Mach number of 0.82 in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) will not exceed the following values, considering leather seats are part of the cabin lay-out.


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
                                        Guarantee
               (a [...***...] extra is accounted for leather seats installation)
SPL dB(A)                                  [...***...]
SIL dB                                     [...***...]

      Noise levels will be measured at a height of 40 inches above the passenger compartment floor on the aisle center lines in the passenger seated area. Effects on noise of Buyer Furnished Equipment and installations by or on behalf of the Buyers are not covered by this guarantee. The noise levels are provided for leather seats.

6     Emissions

      The GENX-1A72 engines will meet the emission levels for Smoke as defined in ICAO Annex 16, Volume II `A350-800 Aircraft Engine Emissions', Second Edition effective 11th November 1993, section 2.2.2.

      The GENX-1A72 engines will meet the emission levels for Unburned Hydrocarbons (HC), Carbon Monoxide (CO) as defined in ICAO Annex 16, Volume II `A350-800 Aircraft Engine Emissions', Second Edition effective 11th November 1993, section 2.3.2.

      The GENX-1A72 engines will meet the emission levels for Oxides of Nitrogen
      (NOx) as specified in the proposed ICAO Annex 16, Volume II `A350-800 Aircraft Engine Emissions', Second Edition effective 11th November 1993, Chapter 2.3.2D (CAEP/6).

      Engine emission data will be obtained and evaluated in accordance with the requirements of the ICAO Annex 16, Volume II `A350-800 Aircraft Engine Emissions', Second Edition effective 11th November 1993.

7     GUARANTEE CONDITIONS

7.1 The performance and noise certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

7.2 For the determination of FAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of centre of gravity positions, speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.


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

7.2.1 When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

7.3 The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in Section 21 of the Specification and an average ventilation rate not less than the amount defined in the Specification but no air will be bled from the engines for anti-icing.

7.4 Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph
      8.3 below may be such as to optimise the Aircraft performance while meeting the normal air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

      Cruise performance at 20,000 ft and above is based on a centre of gravity position of 34% MAC.

7.5 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

7.6 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb per US gallon and a lower heating value of 18,590 BTU per lb.

7.7 Speech Interference Level (SIL) is defined as the arithmetic average of the sound pressure levels in the 1000, 2000 and 4000 Hz octave bands. A-Weighted sound pressure level (dB(A)) is as defined in the American National Standard Specification ANSI.4-1971.

7.8 All guaranteed interior noise levels refer to an A350-800 Aircraft with standard acoustic insulation and an interior completely furnished. The effect of Buyer Furnished Equipment other than leather passenger seats (leather seats or acoustically equivalent) will be the responsibility of the Buyers (Remark: Standard seats tend to decrease interior noise levels by 1-2 dB)

7.9 For purposes of the sound levels guaranteed in Clause 5.2.1.2 of this Letter Agreement, the APU and air conditioning system will be operating. Sound level measurements may be made at the prevailing ambient temperature with the air conditioning packs controlled to approximate air conditioning machinery rotational speed appropriate to an ambient temperature of 25C.

                                                                        LA 8A-16
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

8     GUARANTEE COMPLIANCE

8.1 Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

8.2 Compliance with the take-off, second segment, en-route one engine inoperative, approach climb and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

8.3 Compliance with those parts of the Guarantees defined in paragraph 2 and 3 above not covered by the requirements of the certifying Airworthiness Authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) aircraft of the same aerodynamic configuration as the Aircraft and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft.

8.4 Compliance with the Structure Usable Load guarantee defined in Paragraph 4 will be demonstrated with reference to a weight compliance report.

8.5 The approved A350-800 Aircraft flight manual will be used to demonstrate compliance with the guarantees of certification noise levels.

8.6 Compliance with the APU noise and interior noise guarantees will be demonstrated with reference to noise surveys conducted on one (or more, at the Seller's discretion) A350-800 Aircraft of an acoustically equivalent standard to those A350-800 Aircraft purchased by the Buyers.

8.7 Data derived from flight tests and noise surveys will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

8.8 Compliance with the emission guarantee will be demonstrated by reference to the ICAO Aircraft Engine Exhaust Emissions Databank entry for the GEnx-1A72 engine.

8.9 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

8.10 The Seller undertakes to furnish the Buyers with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the A350-800 Aircraft.

                                                                        LA 8A-17
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

9     ADJUSTMENT OF GUARANTEES

9.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

9.2 The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

            i) Any further configuration change which is the subject of an SCN

            ii) Variation in actual weights of items defined in Section 13-10 of the Specification

            iii) Changes required to obtain certification that cause modifications to the performance or weight of the A350-800 Aircraft

10    EXCLUSIVE GUARANTEES

      The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

11    [...***...]


11.1  [...***...]


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      [...***...]

11.2  [...***...]

11.3  [...***...]

UNQUOTE

12    ASSIGNMENT

      In consideration of the assignment and subrogation by Seller under this Letter Agreement in favor of the Buyers in respect of Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyers hereby accept such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyers and the Seller recognize and agree that, except as otherwise expressly provided in Clause 11 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions therein contained, will apply to the foregoing performance guarantees.

      Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyers hereunder will not be assigned or transferred in any manner without


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

      prior written consent of AVSA and any attempted assignment or transfer in contravention of the provisions of this sentence will be void and of no force and effect.

      This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

                                                                        LA 8A-20
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

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

                              Very truly yours,

                              AVSA, S.A.R.L.

                              By:   __________________________

                              Its:  __________________________

           Accepted and Agreed

           US Airways Group, Inc.

           By:   _________________________
           Its:

           AMERICA WEST AIRLINES, Inc.

           By:   _________________________
           Its:

           US Airways Group, Inc.

           By:   _________________________
           Its:
                                                                        LA 8A-21
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

           *** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                             LETTER AGREEMENT NO. 8B

                                                        As of September 27, 2005

      US Airways Group, Inc.
      US Airways, Inc.
      America West Airlines, Inc.
      4000 East Sky Harbor Boulevard
      Phoenix, AZ 85034

      Re: A350-800 with GEnx - 1A75 Engines PERFORMANCE GUARANTEES

      Dear Ladies and Gentlemen:

      US Airways, Inc., America West Airlines, Inc. and US Airways Group, Inc. (the "Buyers"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A350 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyers of certain A350-800 Aircraft, under the terms and conditions set forth in said Agreement. The Buyers and the Seller have agreed to set forth in this Letter Agreement No. 8B (the "Letter Agreement") certain additional terms and conditions regarding the sale of the A350-800 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Technical and trade terms used but not defined herein or in the Agreement will be defined as generally accepted in the airline and/or aircraft manufacturing industries. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      All of the parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                                                                       LA 8B - 1

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

      The Seller represents and warrants that the Manufacturer has provided to the Seller the performance, noise and weight guarantees (the "Guarantees") that are reproduced below between the words QUOTE and UNQUOTE, subject to the terms, conditions, limitations and restrictions set forth below. The Seller hereby assigns to the Buyers, and the Buyers hereby accept, as to each A350-800 Aircraft delivered to the Buyers under the Agreement, all of the Seller's rights and obligations with respect to such A350-800 Aircraft in its capacity as "Buyers" as aforesaid under the said Guarantees, and the Seller subrogates the Buyers into all such rights and obligations in respect of the A350-800 Aircraft. The Seller hereby warrants to the Buyers that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyers, (ii) such assignment and subrogation are effective to confer on the Buyers all of the foregoing rights and obligations of the Seller, (iii) the provisions so assigned are in full force and effect and have not been amended prior to the date hereof, and (iv) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyers.

QUOTE

1     AIRCRAFT CONFIGURATION

1.1 The Guarantees defined below are applicable to the A350-800 Aircraft powered by General Electric GEnx-1A75 engines, as described in the Standard Specification Ref. G.000.08000 Issue B dated 30th June 2005, without taking into account any further changes thereto as provided in the Agreement, herein after referred as "the Specification" without taking into account any further changes thereto as provided in the Agreement.

2     GUARANTEED PERFORMANCE

2.1   Take-off Field Length

      FAR take-off field length ("TOFL") at an Aircraft gross weight of 540,133 lb (245,000 kg) at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15(degrees)C conditions will be not more than a guaranteed value of [...***...].

2.2   Second Segment Climb

      The Aircraft will meet FAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run, at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 and 2.3.

                                                                       LA 8B - 2
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2.3   Take-off Weight

2.3.1 When operated under the following conditions (representative of FRA 25R)

       Pressure altitude                                     : 364 ft
       Ambient temperature                                   : 24 degrees C
       Take-off run available                                : 13,123 ft
       Take-off distance available                           : 13,123 ft
       Accelerate-stop distance available                    : 13,123 ft
       Slope                                                 : -0.26% (downhill)
       Wind                                                  : Zero
       Line-up allowance TOD                                 : 80 ft
       Line-up allowance ASD                                 : 153 ft
       Obstacles (Height/Distance above/fromstart of TODA)   :-28ft/13,488ft
                                                              -23ft/13,980ft
                                                              -21ft/14,236ft
                                                               59ft/17,388ft
                                                               60ft/17,598ft
                                                               61ft/17,795ft
                                                               62ft/18,035ft
                                                               65ft/18,848ft
                                                               67ft/19,918ft
                                                               76ft/23,402ft

      the maximum permissible take-off weight at the start of Take-off Distance Available will be not less than a guaranteed value of 540,133 lb (Max Structural)

2.3.2 When operated under the following conditions (representative of PHL 27L)

       Pressure altitude                                       : 10 ft
       Ambient temperature                                     : 30(degrees)C
       Take-off run available                                  : 10,506 ft
       Take-off distance available                             : 10,506 ft
       Accelerate-stop distance available                      : 10,506 ft
       Slope                                                   : 0.11% (uphill)
       Wind                                                    : Zero
       Line-up allowance TOD                                   : 80 ft
       Line-up allowance ASD                                   : 153 ft
       Obstacles (Height/Distance above/from start of TODA):     33ft/11,312ft
                                                                 38ft/12,036ft

                                                                       LA 8B - 4

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      the maximum permissible take-off weight at the start of Take-off Distance
      Available will be not less than a guaranteed value of [...***...].

2.3.3 When operated under the following conditions (representative of PHX 26)

       Pressure altitude                                     : 1,135 ft
       Take-off run available                                : 11,490 ft
       Take-off distance available                           : 11,490 ft
       Accelerate-stop distance available                    : 11,490 ft
       Slope                                                 : -0.21% (downhill)
       Wind                                                  : Zero
       Line-up allowance TOD                                 : 80 ft
       Line-up allowance ASD                                 : 153 ft
       Obstacles (Height/Distance above/from start of TODA)  : -13ft/12,506ft
                                                               -5ft/12,852ft
                                                                36ft/13,792ft
                                                                42ft/14,510ft
                                                               195ft/22,434ft

      the maximum permissible take-off weight at the start of Take-off Distance Available will be not less than a guaranteed value of

Ambient temperature of 41(degrees)C:     [...***...]

Ambient temperature of 46(degrees)C:     [...***...]

2.3.4 When operated under the following conditions (representative of TLV 26)

       Pressure altitude                                     : 135 ft
       Ambient temperature                                   : 32 degrees C
       Take-off run available                                : 11,998 ft
       Take-off distance available                           : 12,392 ft
       Accelerate-stop distance available                    : 12,293 ft
       Slope                                                 : -0.32% (downhill)
       Wind                                                  : Zero
       Line-up allowance TOD                                 : 80 ft
       Line-up allowance ASD                                 : 153 ft
       Obstacles (Height/Distance above/from start of TODA)  : none the maximum permissible take-off weight at the start of Take-off Distance Available will be not less than a guaranteed value of [...***...].


***Confidential Treatment Requested


                                                                       LA 8B - 4

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2.3.5 When operated under the following conditions (representative of NRT 34L)

       Pressure altitude                                     : 139 ft
       Ambient temperature                                   : 29 degrees C
       Take-off run available                                : 13,123 ft
       Take-off distance available                           : 13,123 ft
       Accelerate-stop distance available                    : 13,123 ft
       Slope                                                 : -0.07% (downhill)
       Wind                                                  : Zero
       Line-up allowance TOD                                 : 80 ft
       Line-up allowance ASD                                 : 153 ft
       Obstacles (Height/Distance above/from start of TODA)  : -2ft/13,905ft
                                                               4ft/14,541ft
                                                               8ft/14,780ft
                                                               25ft/15,892ft
                                                               28ft/16,030ft
                                                               29ft/16,269ft
                                                               30ft/16,303ft
                                                               32ft/16,967ft
                                                               53ft/18,187ft
                                                               57ft/19,378ft
                                                               65ft/20,659ft

      the maximum permissible take-off weight at the start of Take-off Distance Available will be not less than a guaranteed value of [...***...]

2.4   Landing Field Length

      FAR certified dry landing field length ("LFL") at an Aircraft gross weight of 401,241 lb (182,000 kg) at Sea Level pressure altitude will not be more than a guaranteed value of [...***...].

2.5   En-route One Engine Inoperative

      The A350-800 Aircraft will meet the FAR regulations minimum en-route climb one engine inoperative and the other operating at the maximum continuous thrust with anti-icing off at an A350-800Aircraft gross weight of 500,000 lb in the cruise configuration in ISA+10C conditions at a guaranteed pressure altitude of not less than [...***...]


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2.6   Approach Climb

2.6.1 The A350-800 Aircraft will meet FAR regulations approach climb gradient one engine inoperative and the other operating at the maximum go-round thrust with air conditioning on and anti-icing off at sea level pressure altitude at an A350-800 Aircraft gross weight of 401,241 lb at a temperature of not less than the guarantee value of [...***...].

2.6.2 The A350-800 Aircraft will meet FAR regulations approach climb gradient one engine inoperative and the other operating at the maximum go-round thrust with air conditioning on and anti-icing off at a pressure altitude of 5,000 feet at an A350-800 Aircraft gross weight of 401,241 lb at a temperature of not less than the guarantee value of [...***...] and a nominal value of [...***...].

2.7   Specific Range

      The nautical miles per pound of fuel at an A350-800 Aircraft gross weight of 500,000 lb at a pressure altitude of 33,000 ft in ISA+10C conditions at a true Mach number of 0.82 will not be less than a guaranteed value of [...***...].

      The nautical miles per pound of fuel at an A350-800 Aircraft gross weight of 490,000 lb at a pressure altitude of 35,000 ft in ISA+10C conditions at a true Mach number of 0.82 will not be less than a guaranteed value of [...***...].

      The nautical miles per pound of fuel at an A350-800 Aircraft gross weight of 480,000 lb at a pressure altitude of 33,000 ft in ISA+10C conditions at a true Mach number of 0.84 will not be less than a guaranteed value of [...***...].

      The nautical miles per pound of fuel at an A350-800 Aircraft gross weight of 470,000 lb at a pressure altitude of 35,000 ft in ISA+10C conditions at a true Mach number of 0.84 will not be less than a guaranteed value of [...***...].

2.8   Initial Cruise Altitude

      At an A350-800 gross weight of 527,000 lb (representing the estimated weight at start of cruise following a take-off at sea level at Maximum Take-off Weight) in ISA+10C conditions the pressure altitude for:

            1. Level flight at a true Mach number of 0.82 using a thrust not exceeding maximum cruise thrust

            2. A rate of climb of not less than then 300 ft/min at a true Mach number of 0.82 using a


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                  thrust not exceeding maximum climb thrust

            3. A buffet maneuver margin of not less than 0.3g at a true Mach number of 0.82 will be not less than [...***...].

2.9   Speed

      Level flight speed at an A350-800 Aircraft gross weight of 527,000 lb at a pressure altitude of 35,000 ft in ISA+10C conditions using a thrust not exceeding maximum cruise thrust will be not less than a guaranteed true Mach number of [...***...].

3     MISSION GUARANTEES

3.1   Mission Usable Load: TLV - PHL

      The A350-800 Aircraft will be capable of carrying a guaranteed Usable Load (as defined in Paragraph 3.11 below) of not less than [...***...] over a still air stage distance of 5,849 nautical miles (representative of TLV to PHL mission with a 58 knots headwind) when operated under the conditions defined below:

3.1.1 The departure airport conditions are such to allow the required Takeoff Weight to be used without any restriction. Pressure altitude is 135 ft.

      The destination airport conditions are such to allow the required Landing Weight to be used without any restriction. Pressure altitude is 10 ft.

3.1.2 An allowance of 570 lb of fuel and 9 minutes is considered for engine start-up and taxi-out.

3.1.3 An allowance of 1,840 lb of fuel and 3 minutes is included for take-off and climb to 1,635 ft pressure altitude with acceleration to climb speed at a temperature of 29 degrees C. No credit is taken for the distance covered in these segments.

3.1.4 Climb from 1,635 ft pressure altitude up to cruise altitude using maximum climb thrust, cruise at a fixed Mach number of M=0.82 at pressure altitudes of 31,000 ft, 35,000 ft and 39,000 ft and descent to 1,510 ft pressure altitude are conducted in ISA+10 degrees C conditions.

      Climb and descent speeds below 10,000 ft will be 250 knots CAS. A wind component of 70% of cruise wind has been considered during climb and descent.

3.1.5 An allowance of 430 lb of fuel and 4 minutes is considered for approach and landing at the destination airport. No credit is taken for the distance covered in these segments.

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3.1.6 Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in paragraphs 3.1.2 to 3.1.5 above.

      Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 3.1.4 above.

3.1.7 At the end of approach and landing 14,800 lb of usable fuel will remain in the tanks.

      This represents the estimated fuel required for:

      1) En-route reserves: 4% of trip time representing use of re-dispatch procedures

      2)    Missed approach at destination

      3) Diversion in ISA+10 degrees C conditions over a still air distance of 150 nautical miles starting and ending at 1,500 ft pressure altitude and using long range procedures

      4) Holding for 30 minutes at 1,500 ft pressure altitude in ISA+10 degrees C conditions

      5)    An allowance of fuel for approach and landing at alternate airport

3.2   Mission fuel burn: TLV - PHL

      In carrying a fixed Usable Load of 136,780 lb over a still air stage distance of 5,849 nautical miles (representative of TLV to PHL mission with a 58 knots headwind) the trip fuel burnt when operated under the conditions defined in paragraphs 3.1.1 to 3.1.7 inclusive above will be not more than a guaranteed value of [...***...] and the block time will not be more than a guaranteed value of [...***...].

      Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in paragraphs 3.1.2 to 3.1.5 above.

3.3   Mission Usable Load: FRA - PHX

      The A350-800 Aircraft will be capable of carrying a guaranteed Usable Load of not less than [...***...] over a still air stage distance of 5,482 nautical miles (representative of FRA to PHX mission with a 40 knots headwind) when operated under the conditions defined below:

3.3.1 The departure airport conditions are such to allow the required Takeoff Weight to be used without any restriction. Pressure altitude is 364 ft.

      The destination airport conditions are such to allow the required Landing Weight to be used without any restriction. Pressure altitude is 1,135 ft.

3.3.2 An allowance of 570 lb of fuel and 9 minutes is considered for engine start-up and taxi-out.

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3.3.3 An allowance of 1,750 lb of fuel and 3 minutes is included for take-off and climb to 1,864 ft pressure altitude with acceleration to climb speed at a temperature of 21 degrees C. No credit is taken for the distance covered in these segments.

3.3.4 Climb from 1,864 ft pressure altitude up to cruise altitude using maximum climb thrust, cruise at a fixed Mach number of M=0.82 at pressure altitudes of 31,000 ft, 35,000 ft and 39,000 ft and descent to 2,635 ft pressure altitude are conducted in ISA+10 degrees C conditions.

      Climb and descent speeds below 10,000 ft will be 250 knots CAS. A wind component of 70% of cruise wind has been considered during climb and descent.

3.3.5 An allowance of 440 lb of fuel and 4 minutes is considered for approach and landing at the destination airport. No credit is taken for the distance covered in these segments.

3.3.6 Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing and manoeuvre as defined in paragraphs 3.3.2 to 3.3.5 above.

      Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 3.3.4 above.

3.3.7 At the end of approach and landing 14,600 lb of usable fuel will remain in the tanks.

      This represents the estimated fuel required for:

      1) En-route reserves: 4% of trip time representing use of re-dispatch procedures

      2)    Missed approach at destination

      3) Diversion in ISA+10 degrees C conditions over a still air distance of 150 nautical miles starting and ending at 1,500 ft pressure altitude and using long range procedures

      4) Holding for 30 minutes at 1,500 ft pressure altitude in ISA+10 degrees C conditions

      5)    An allowance of fuel for approach and landing at alternate airport

3.4   Mission fuel burn: FRA - PHX

      In carrying a fixed Usable Load of 140,630 lb over a still air stage distance of 5,482 nautical miles (representative of FRA to PHX mission with a 40 knots headwind) the trip fuel burnt when operated under the conditions defined in paragraphs 3.3.1 to 3.3.7 inclusive above will be not more than a guaranteed value of [...***...] and the block time will not be more than a guaranteed value of [...***...]. Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in paragraphs 3.3.2 to 3.3.5 above.

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3.5   Mission Usable Load: PHX - FRA (41 degrees C at PHX)

      The A350-800 Aircraft will be capable of carrying a guaranteed Usable Load of not less than [...***...] over a still air stage distance of 4,980 nautical miles (representative of PHX to FRA mission with a 5 knots tailwind) when operated under the conditions defined below:

3.5.1 The departure airport conditions (representative of PHX runway 26) are as defined in paragraph 2.3.3 above (ambient temperature of 41 degrees C).

      The destination airport conditions are such to allow the required Landing Weight to be used without any restriction. Pressure altitude is 364 ft.

3.5.2 An allowance of 570 lb of fuel and 9 minutes is considered for engine start-up and taxi-out.

3.5.3 An allowance of 1,800 lb of fuel and 3 minutes is included for take-off and climb to 2,635 ft pressure altitude with acceleration to climb speed at a temperature of 38 degrees C. No credit is taken for the distance covered in these segments.

3.5.4 Climb from 2,635 ft pressure altitude up to cruise altitude using maximum climb thrust, cruise at a fixed Mach number of M=0.82 at pressure altitudes of 33,000 ft, 37,000 ft and 41,000 ft and descent to 1,864 ft pressure altitude are conducted in ISA+10 degrees C conditions.

      Climb and descent speeds below 10,000 ft will be 250 knots CAS. A wind component of 70% of cruise wind has been considered during climb and descent.

3.5.5 An allowance of 415 lb of fuel and 4 minutes is considered for approach and landing at the destination airport. No credit is taken for the distance covered in these segments.

3.5.6 Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing and manoeuvre as defined in paragraphs 3.5.2 to 3.5.5 above.

      Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 3.5.4 above.

3.5.7 At the end of approach and landing 13,650 lb of usable fuel will remain in the tanks.

      This represents the estimated fuel required for:

      1) En-route reserves: 4% of trip time representing use of re-dispatch procedures

      2)    Missed approach at destination

      3) Diversion in ISA+10 degrees C conditions over a still air distance of 150 nautical miles starting and ending at 1,500 ft pressure altitude and using long range procedures

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      4)    Holding for 30 minutes at 1,500 ft pressure altitude in
            ISA+10 degrees C conditions

      5)    An allowance of fuel for approach and landing at alternate airport

3.6   Mission fuel burn: PHX - FRA (41 degrees C at PHX)

      In carrying a fixed Usable Load of 123,470 lb over a still air stage distance of 4,980 nautical miles (representative of PHX to FRA mission with a 5 knots tailwind) the trip fuel burnt when operated under the conditions defined in paragraphs 3.5.1 to 3.5.7 inclusive above will be not more than a guaranteed value of [...***...] and the block time will not be more than a guaranteed value of [...***...]. Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in paragraphs 3.5.2 to 3.5.5 above.

3.7   Mission Usable Load: PHL - NRT

      The A350-800 Aircraft will be capable of carrying a guaranteed Usable Load of not less than [...***...] over a still air stage distance of 6,542 nautical miles (representative of PHL to NRT mission with a 38 knots headwind) when operated under the conditions defined below:

3.7.1 The departure airport conditions (representative of PHL runway 27L) are as defined in paragraph 2.3.2 above.

      The destination airport conditions are such to allow the required Landing Weight to be used without any restriction. Pressure altitude is 139 ft.

3.7.2 An allowance of 570 lb of fuel and 9 minutes is considered for engine start-up and taxi-out.

3.7.3 An allowance of 1,810 lb of fuel and 3 minutes is included for take-off and climb to 1,510 ft pressure altitude with acceleration to climb speed at a temperature of 27 degrees C. No credit is taken for the distance covered in these segments.

3.7.4 Climb from 1,510 ft pressure altitude up to cruise altitude using maximum climb thrust, cruise at a fixed Mach number of M=0.82 at pressure altitudes of 31,000 ft, 35,000 ft and 39,000 ft and descent to 1,639 ft pressure altitude are conducted in ISA+10 degrees C conditions.

      Climb and descent speeds below 10,000 ft will be 250 knots CAS. A wind component of 70% of cruise wind has been considered during climb and descent.

3.7.5 An allowance of 420 lb of fuel and 4 minutes is considered for approach and landing at the destination airport. No credit is taken for the distance covered in these segments.

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3.7.6 Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing and manoeuvre as defined in paragraphs 3.7.2 to 3.7.5 above. Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 3.7.4 above.

3.7.7 At the end of approach and landing 14,850 lb of usable fuel will remain in the tanks.

      This represents the estimated fuel required for:

      1) En-route reserves: 4% of trip time representing use of re-dispatch procedures

      2)    Missed approach at destination

      3) Diversion in ISA+10 degrees C conditions over a still air distance of 150 nautical miles starting and ending at 1,500 ft pressure altitude and using long range procedures

      4) Holding for 30 minutes at 1,500 ft pressure altitude in ISA+10 degrees C conditions

      5)    An allowance of fuel for approach and landing at alternate airport

3.8   Mission fuel burn: PHL - NRT

      In carrying a fixed Usable Load of 121,920 lb over a still air stage distance of 6,542 nautical miles (representative of PHL to NRT mission with a 38 knots headwind) the trip fuel burnt when operated under the conditions defined in paragraphs 3.7.1 to 3.7.7 inclusive above will be not more than a guaranteed value of [...***...] and the block time will not be more than a guaranteed value of [...***...]. Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in paragraphs 3.7.2 to 3.7.5 above.

3.9   Mission Usable Load: PHX - NRT (41 degrees C at PHX)

      The A350-800 Aircraft will be capable of carrying a guaranteed Usable Load of not less than [...***...] over a still air stage distance of 5,971 nautical miles (representative of PHX to NRT mission with a 67 knots headwind) when operated under the conditions defined below:

3.9.1 The departure airport conditions (representative of PHX runway 26) are as defined in paragraph 2.3.3 above (ambient temperature of 41 degrees C).

      The destination airport conditions are such to allow the required Landing Weight to be used without any restriction. Pressure altitude is 139 ft.

3.9.2 An allowance of 570 lb of fuel and 9 minutes is considered for engine start-up and taxi-out.

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3.9.3 An allowance of 1,790 lb of fuel and 3 minutes is included for take-off and climb to 2,635 ft pressure altitude with acceleration to climb speed at a temperature of 38 degrees C. No credit is taken for the distance covered in these segments.

3.9.4 Climb from 2,635 ft pressure altitude up to cruise altitude using maximum climb thrust, cruise at a fixed Mach number of M=0.82 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,639 ft pressure altitude are conducted in ISA+10 degrees C conditions.

      Climb and descent speeds below 10,000 ft will be 250 knots CAS. A wind component of 70% of cruise wind has been considered during climb and descent.

3.9.5 An allowance of 420 lb of fuel and 4 minutes is considered for approach and landing at the destination airport. No credit is taken for the distance covered in these segments.

3.9.6 Trip fuel is defined as the fuel used during engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing and manoeuvre as defined in paragraphs 3.9.2 to 3.9.5 above. Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 3.9.4 above.

3.9.7 At the end of approach and landing 13,740 lb of usable fuel will remain in the tanks.

      This represents the estimated fuel required for:

      1) En-route reserves: 4% of trip time representing use of re-dispatch procedures

      2)    Missed approach at destination

      3) Diversion in ISA+10 degrees C conditions over a still air distance of 150 nautical miles starting and ending at 1,500 ft pressure altitude and using long range procedures

      4) Holding for 30 minutes at 1,500 ft pressure altitude in ISA+10 degrees C conditions

      5)    An allowance of fuel for approach and landing at alternate airport

3.10  Mission fuel burn: PHX - NRT (41 degrees C at PHX)

      In carrying a fixed Usable Load of 103,440 lb over a still air stage distance of 5,971 nautical miles (representative of PHX to NRT mission with a 67 knots headwind) the trip fuel burnt when operated under the conditions defined in paragraphs 3.9.1 to 3.9.7 inclusive above will be not more than a guaranteed value of [...***...] and the block time will not be more than a guaranteed value of [...***...].

      Block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing as defined in paragraphs 3.9.2 to 3.9.5 above.

3.11 For the mission usable load guarantees defined in Paragraphs 3.1, 3.3, 3.5, 3.7 and 3.9 above the guaranteed usable loads are calculated as Zero Fuel Weight minus the Manufacturer's

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      Weight Empty as defined in the Specification which will be derived from the weighing of the Aircraft.

4     Structural Usable Load

      The Seller guarantees that the difference between:

      - the Maximum Zero Fuel Weight (MZFW) of the Aircraft (as defined in the A350-800 Standard Specification set forth in Paragraph 1)

            and

      - the Manufacturer's Weight Empty (as defined in the A350-800 Standard Specification set forth in Paragraph 1) and which will be derived from the weighing of the Aircraft will not be less than [...***...]

      The Manufacturer's Weight Empty is subject to adjustment as defined in Paragraph 9.2 below.

5     Noise

5.1   Exterior Noise

5.1.1 Noise Certification

      The A350-800 powered by GENX-1A75 engines at a MTOW of 245,000 KG and a MLW of 182,000 KG will meet the noise levels limits as defined in ICAO Annex 16, Volume I, 'A350-800 Aircraft Noise', CHAPTER 4, third edition, effective 11th November 1993, [...***...].

      Noise data will be obtained and evaluated in accordance with the requirements of ICAO Annex 16, Volume I, 'Aircraft Noise', Amendment 7, Chapter 4, third edition, applicable 21st March 2002, and relevant appendices.

5.1.2 APU Noise

      The APU of the A350-800 will comply with the noise limits as defined in ICAO Annex 16, Vol. 1, Chapter 9, Attachment C, third edition, effective 11th November 1993.

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5.2   Interior Noise

5.2.1 Interior Noise in Flight

5.2.1.1 Cockpit Noise

      At a pressure altitude of 35000 feet and a true Mach number of 0.82 in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) will not exceed the following values:

                                Guarantee
                                ----------
SPL dB(A)                       [...***...]
SIL dB                          [...***...]

      Noise levels will be measured at the Captain's and First Officer's seat position at head level with normal cockpit air conditioning and ventilation in operation.

5.2.1.2 Cabin Noise

      At a pressure altitude of 35000 feet and a true Mach number of 0.82 in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) will not exceed the following values, considering leather seats are part of the cabin lay-out.

                                                  Guarantee
                      (a [...***...] extra is accounted for leather seats installation)
                      -----------------------------------------------------------------
SPL dB(A)                                         [...***...]
IL dB                                             [...***...]

      Noise levels will be measured at a height of 40 inches above the passenger compartment floor on the aisle center lines in the passenger seated area. Effects on noise of Buyer Furnished Equipment and installations by or on behalf of the Buyers are not covered by this guarantee. The noise levels are provided for leather seats.

6     Emissions

      The GENX-1A75 engines will meet the emission levels for Smoke as defined in ICAO Annex 16, Volume II `A350-800 Aircraft Engine Emissions', Second Edition effective 11th November 1993, section 2.2.2.

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      The GENX-1A75 engines will meet the emission levels for Unburned
      Hydrocarbons (HC), Carbon Monoxide (CO) as defined in ICAO Annex 16, Volume II `A350-800 Aircraft Engine Emissions', Second Edition effective 11th November 1993, section 2.3.2.

      The GENX-1A75 engines will meet the emission levels for Oxides of Nitrogen
      (NOx) as specified in the proposed ICAO Annex 16, Volume II `A350-800 Aircraft Engine Emissions', Second Edition effective 11th November 1993, Chapter 2.3.2D (CAEP/6).

      Engine emission data will be obtained and evaluated in accordance with the requirements of the ICAO Annex 16, Volume II `A350-800 Aircraft Engine Emissions', Second Edition effective 11th November 1993.

7     GUARANTEE CONDITIONS

7.1 The performance and noise certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

7.2 For the determination of FAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of centre of gravity positions, speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

7.2.1 When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

7.3 The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in Section 21 of the Specification and an average ventilation rate not less than the amount defined in the Specification but no air will be bled from the engines for anti-icing.

7.4 Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph
      8.3 below may be such as to optimise the Aircraft performance while meeting the normal air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

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      Cruise performance at 20,000 ft and above is based on a centre of gravity position of 34% MAC.

7.5 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

7.6 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb per US gallon and a lower heating value of 18,590 BTU per lb.

7.7 Speech Interference Level (SIL) is defined as the arithmetic average of the sound pressure levels in the 1000, 2000 and 4000 Hz octave bands. A-Weighted sound pressure level (dB(A)) is as defined in the American National Standard Specification ANSI.4-1971.

7.8 All guaranteed interior noise levels refer to an A350-800 Aircraft with standard acoustic insulation and an interior completely furnished. The effect of Buyer Furnished Equipment other than leather passenger seats (leather seats or acoustically equivalent) will be the responsibility of the Buyers (Remark: Standard seats tend to decrease interior noise levels by 1-2 dB)

7.9 For purposes of the sound levels guaranteed in Clause 5.2.1.2 of this Letter Agreement, the APU and air conditioning system will be operating. Sound level measurements may be made at the prevailing ambient temperature with the air conditioning packs controlled to approximate air conditioning machinery rotational speed appropriate to an ambient temperature of 25C.

8     GUARANTEE COMPLIANCE

8.1 Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

8.2 Compliance with the take-off, second segment, en-route one engine inoperative, approach climb and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

8.3 Compliance with those parts of the Guarantees defined in paragraph 2 and 3 above not covered by the requirements of the certifying Airworthiness Authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) aircraft of the same aerodynamic configuration as the Aircraft and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft.

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8.4   Compliance with the Structure Usable Load guarantee defined in Paragraph 4 will be demonstrated with reference to a weight compliance report.

8.5 The approved A350-800 Aircraft flight manual will be used to demonstrate compliance with the guarantees of certification noise levels.

8.6 Compliance with the APU noise and interior noise guarantees will be demonstrated with reference to noise surveys conducted on one (or more, at the Seller's discretion) A350-800 Aircraft of an acoustically equivalent standard to those A350-800 Aircraft purchased by the Buyers.

8.7 Data derived from flight tests and noise surveys will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

8.8 Compliance with the emission guarantee will be demonstrated by reference to the ICAO Aircraft Engine Exhaust Emissions Databank entry for the GEnx-1A75 engine.

8.9 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

8.10 The Seller undertakes to furnish the Buyers with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the A350-800 Aircraft.

9     ADJUSTMENT OF GUARANTEES

9.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

9.2 The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

            i) Any further configuration change which is the subject of an SCN

            ii) Variation in actual weights of items defined in Section 13-10 of the Specification

            iii) Changes required to obtain certification that cause modifications to the performance or weight of the A350-800 Aircraft

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10    EXCLUSIVE GUARANTEES

      The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

11    [...***...]

11.1  [...***...]

11.2  [...***...]

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11.3  [...***...]

UNQUOTE

12    ASSIGNMENT

      In consideration of the assignment and subrogation by Seller under this Letter Agreement in favor of the Buyers in respect of Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyers hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyers and Seller recognize and agree that, except as otherwise expressly provided in Clause 11 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions therein contained, will apply to the foregoing performance guarantees.

      Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyers hereunder will not be assigned or transferred in any manner without prior written consent of AVSA and any attempted assignment or transfer in contravention of the provisions of this sentence will be void and of no force and effect. Notwithstanding the preceding sentence, the terms of Clauses 20.1 and 20.2 of the Agreement will apply to this Letter Agreement.

      This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

                                         Very truly yours,

                                         AVSA, S.A.R.L.

                                         By: __________________________________

                                         Its: __________________________________

      Accepted and Agreed

      US AIRWAYS GROUP, INC.

      By: _________________________
      Its:

      AMERICA WEST AIRLINES, INC.

      By: _________________________
      Its:

      US AIRWAYS GROUP, INC.

      By: _________________________
      Its:

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            *** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                             LETTER AGREEMENT NO. 9

                                                        As of September 27, 2005

US Airways Group, Inc.
US Airways, Inc.
America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re: MAINTENANCE COST GUARANTEE

Dear Ladies and Gentlemen:

US Airways, Inc., America West Airlines, Inc. and US Airways Group, Inc. (the "Buyers"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A350 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyers of certain A350 Aircraft, under the terms and conditions set forth in said Agreement. The Buyers and the Seller have agreed to set forth in this Letter Agreement No. 9 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the A350 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

AWE/USA -A350                                                              LA9-1
                           PRIVILEGED AND CONFIDENTIAL

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The Seller represents and warrants that the Manufacturer has provided to the
Seller the maintenance cost guarantee that are reproduced below between the words QUOTE and UNQUOTE, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) set forth below. The Seller hereby assigns to the Buyers, and the Buyers hereby accepts, all of the Seller's rights and obligations as the "Buyers" under the said maintenance cost guarantees, and the Seller subrogates the Buyers to all such rights and obligations in respect of the A350 Aircraft. The Seller hereby warrants to the Buyers that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyers, (ii) such assignment and subrogation are effective to confer on the Buyers all of the foregoing rights and obligations of the Seller, (iii) the provisions so assigned are in full force and effect and have not been amended prior to the date hereof, and (iv) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyers.

Prior to implementation of the following maintenance cost guarantee, the Buyers will designate one Buyer who will act on behalf of the Buyers as a group, and the Buyers will give notice to the Seller of this designation.

QUOTE

1.    SCOPE

1.1 The Seller hereby provides the Buyers with the following maintenance cost guarantee (the "Maintenance Cost Guarantee").

1.2 The Seller guarantees the maximum direct labor and material costs for parts and systems identified in Appendix 1 ("Parts and Systems"). The Maintenance Cost Guarantee applies to maintenance related to parts, subassemblies or assemblies that are scrapped in the process of maintaining, restoring or overhauling A350 Aircraft components categorized as "rotable" or "repairable" items, and does not include any indirect maintenance labor and material expenditures.

1.3 The Maintenance Cost Guarantee does not cover line maintenance or A checks, or any work related to either line maintenance or A checks (transit, daily and weekly checks and associated trouble-shooting and deferrals, etc.).

2.    DURATION

      This Maintenance Cost Guarantee covers the [...***...] period commencing on Delivery of the first A350-800 Aircraft, for A350-800 Aircraft, or A350-900 Aircraft, for A350-900 Aircraft (the "Duration").

3.    GUARANTEED DIRECT MAINTENANCE COST

3.1 Direct maintenance costs ("DMCs") are those maintenance labor and material costs directly expended in performing maintenance on an item or aircraft.

*** Confidential Treatment Requested

AWE/USA -A350                                                              LA9-2
                           PRIVILEGED AND CONFIDENTIAL

      DMCs do not include those indirect maintenance labor and material expenditures which contribute to the overall maintenance operations, line station servicing, administration, record keeping, supervision, tooling, test equipment, facilities, etc.

      (DMC definition source: ATA CSDD - Common Support Data Dictionary.)

3.2 The Seller guarantees for the Duration that the Direct Maintenance Cost per flying hour for the maintenance, restoration, and overhaul of the Parts and Systems (the "Guaranteed Direct Maintenance Cost") will not exceed an average of:

      (i)   For the A350-800 Aircraft:

            (a) [...***...] per flight hour for the First Computation Period (as defined in Clause 6.2) (the "A350-800 First Guaranteed DMC"); or

            (b) [...***...] per flight hour for the Second Computation Period (as defined in Clause 6.3) (the "A350-800 Second Guaranteed DMC").

            The A350-800 First Guaranteed DMC and the A350-800 Second Guaranteed DMC are together the "A350-800 Guaranteed DMCs."

      (ii)  For the A350-900 Aircraft:

            (a) [...***...] per flight hour for the First Computation Period (as defined in Clause 6.2) (the "A350-900 First Guaranteed DMC"); or

            (b) [...***...] per flight hour for the Second Computation Period (as defined in Clause 6.3) (the "A350-900 Second Guaranteed DMC").

            The A350-900 First Guaranteed DMC and the A350-900 Second Guaranteed DMC are together the "A350-900 Guaranteed DMCs".

      The A350-800 Guaranteed DMCs and the A350-900 Guaranteed DMCs are collectively the "Guaranteed DMCs."

3.3 The Guaranteed DMC values are expressed in January 2005 prices. These prices will be increased every year in accordance with the Direct Maintenance Cost Adjustment Formula set out in Appendix 3.

4.    ADJUSTMENTS

4.1 The Guaranteed DMCs are based on the assumptions set out in Appendix 2 and an estimated A350 Aircraft average flight leg time of seven point zero (7.0) hours and an average usage rate of four thousand five hundred (4,500) flight hours per year per A350 Aircraft. Should

*** Confidential Treatment Requested

AWE/USA -A350                                                              LA9-3
                           PRIVILEGED AND CONFIDENTIAL
      the applicable A350 Aircraft average flight leg time differ from seven point zero (7.0) hours, then adjustments will be made in accordance with the following formula No. 1.

             X + YT(F)
      C(G) = --------- formula No. (1)
               T(F)

      where,

      C(G) is the A350-800 Guaranteed DMC or A350-900 Guaranteed DMC per flight hour, as applicable, in US dollars specified in Paragraph 3,

      T(F)  is the applicable A350 Aircraft average flight leg time, in hours.

      (i)   For the A350-800 Aircraft:

            for the First Computation Period

            X     is [...***...] per flight cycle,

            Y     is [...***...] per flight hour,

            for the Second Computation Period

            X     is [...***...] per flight cycle,

            Y     is [...***...] per flight hour,

      (ii)  For the A350-900 Aircraft:

            for the First Computation Period

            X     is [...***...] per flight cycle,

            Y     is [...***...] per flight hour,

            for the Second Computation Period

            X     is [...***...] per flight cycle,

            Y     is [...***...] per flight hour,

4.2 Should the applicable A350 Aircraft average usage rate differ from four thousand five hundred (4,500) flight hours by more than ten percent (10%), then the corresponding Guaranteed DMC values will be adjusted by the Seller accordingly.

5.    REPORTING

5.1 The Buyers will provide the Seller with complete and detailed maintenance cost data ("A350 Maintenance Cost Data") annually, in English for each A350 Aircraft. The A350


***Confidential Treatment Requested


AWE/USA -A350                                                              LA9-4
                           PRIVILEGED AND CONFIDENTIAL

      Maintenance Cost Data will include, as applicable:

      -     A350 Aircraft MSN or registration number

      -     All in-house accounting related to maintenance costs

      -     All invoicing related to maintenance costs

      -     Access to maintenance contracts where allowable

      -     Maintenance reports

      -     Pilots' reports

      - Operational data such as A350 Aircraft flight hours and flight cycles and auxiliary power unit running hours

5.2 If the Seller finds such A350 Maintenance Cost Data to be insufficiently detailed or unsubstantiated, the Buyers, using reasonable efforts, will supply additional data at the Seller's request.

5.3 With respect to maintenance or repairs subcontracted by the Buyers to, and performed by, third parties, the actual direct cost of consumed material will be deemed to be [...***...] of the price to the Buyers of such maintenance or repairs, if an insufficient breakdown of such maintenance or repair costs is supplied.

5.4 The Buyers will deliver the A350 Maintenance Cost Data not later than [...***...] following the end of each of its accounting years; and the Buyers will put at the Seller's disposal any documents, records, books, etc. necessary for validating the Buyers' information.

5.5 Should the Buyers not be able to provide sufficient Maintenance Cost Data to the Seller for the purpose of this Maintenance Cost Guarantee, the Buyers will notify the Seller within [...***...] after the end of the first of the Buyers' accounting years of the reasons why.

      If the Seller receives no A350 Maintenance Cost Data from the Buyers within [...***...] after the end of the second of the Buyers' accounting years occurring during the Duration, then the Direct Maintenance Costs will be considered acceptable to the Buyers and this Maintenance Cost Guarantee will automatically terminate.

6.    RESULTS AND REMEDY

6.1.  Annual Reviews

6.1.1 Not later than [...***...] following the end of each accounting year of the Buyers, the Buyers and the Seller will organize an annual maintenance cost review, in order to:

      (a)   jointly review the accounted DMCs,

      (b) correct any accounting error in the actual DMCs due to any of the exclusions in Paragraph 8 and/or Appendix 1,

      (c) make any necessary adjustments to the actual DMCs in accordance with Paragraphs 4 and/or 7,


***Confidential Treatment Requested

AWE/USA -A350                                                              LA9-5
                           PRIVILEGED AND CONFIDENTIAL
      and calculate, for each A350 Aircraft, the following parameters:

      C(AN) the actual DMC of the applicable A350 Aircraft in US dollars per flight hour for each year in the Duration as measured by the Accounting System (defined in Paragraph 11.1) and agreed by the Seller, and

      C(GN) the Guaranteed DMC as determined pursuant to Clause 4 for the year
            "N."

6.1.2 The Seller will, following these analyses and reviews and at the Seller's discretion, propose maintenance cost reduction initiatives and/or recommendations to the Buyers including, but not limited to, those described in Paragraph 9.

6.1.3 As a result of the third year annual maintenance cost review, should the Buyers and Seller mutually agree that the adjusted DMCs for the A350 Aircraft exceed the Guaranteed Direct Maintenance Cost by more than [...***...] during each of the first three (3) consecutive years of the Duration, then the interval between computation periods will be adjusted to [...***...], and Paragraphs 6.2 and 6.3 will be modified accordingly.

6.2   First Computation Period

6.2.1 Within [...***...] after the end of the [...***...] of the Duration (the "A350-800 First Computation Period" for the A350-800 Aircraft and the "A350-900 First Computation Period" for the A350-900 Aircraft), the Direct [...***...] for each of the first [...***...] of the Duration will be calculated in accordance with Paragraph 4. The Seller and the Buyers will:

      (a)   jointly review the accounted DMCs,

      (b) correct any accounting error in the actual DMCs due to any of the exclusions in Paragraph 8 and/or Appendix 1,

      (c) make any necessary adjustments to the actual DMCs in accordance with Paragraphs 4 and/or 7, and

      (d) calculate for each A350 Aircraft the Seller's liability for the A350-800 First Computation Period and A350-900 First Computation Period, as applicable, using formula No. (2) below:

            [...***...]

            where,

            [...***...]

AWE/USA -A350                                                              LA9-6
                           PRIVILEGED AND CONFIDENTIAL

            C(AN) and C(GN) are determined as provided in Clause 6.1.1 for each of the first [...***...] of the Duration.

6.2.2 [...***...]

6.2.3 [...***...]

6.3   Second Computation Period

6.3.1 Within [...***...] after the end of the Duration, the Direct
      Maintenance Costs for each of the [...***...] of the Duration (the "A350-800 Second Computation Period" for the A350-800 Aircraft and the "A350-900 Second Computation Period" for the A350-900 Aircraft) will be calculated in accordance with Paragraph 4. The Seller and the Buyers will:

      (a)   jointly review the accounted DMCs,

      (b) correct any accounting error in the actual DMCs due to any of the exclusions in Paragraph 8 and/or Appendix 1,

      (c) make any necessary adjustments to the actual DMCs in accordance with Paragraphs 4 and/or 7 ,

      (d) calculate for each A350 Aircraft the Seller's liability for the A350-800 Second Computation Period or A350-900 Second Computation Period, as applicable, using formula No. (3) below:

                       12
            [...***...] formula No. (3)
                       n=1

      where,

            [...***...]

            [...***...]

            C(AN) and C(GN) are as determined pursuant to Paragraph 6.1.1 for each of the twelve (12) years of the Duration.


***Confidential Treatment Requested


AWE/USA -A350                                                              LA9-7
                           PRIVILEGED AND CONFIDENTIAL

6.3.2 [...***...]

6.3.3 [...***...]

6.3.4 [...***...]

7.    CONDITIONS OF THE GUARANTEE

7.1 Guaranteed DMC values in Paragraph 3 are based on a typical block concept maintenance program approved by the FAA, covering routine maintenance tasks and their associated non- routine work, as specified in the Airbus Maintenance Planning Document ("Airbus MPD").

      The Guaranteed DMC values will be revised by the Seller and the Buyers, subject to mutual agreement, in accordance with the maintenance tasks specified in the A350 Airbus MPD of the Buyers' FAA approved maintenance program developed by the Buyers and based on the Airbus MPD, when finalized and in accordance with the Buyers' organization of, and strategy for A350 Aircraft maintenance.

      In addition to the adjustments described in Paragraph 4, any changes to the conditions herein will be cause for reevaluation and/or adjustment of the Maintenance Cost Guarantee, including, but not limited to:

      (a)   Changes in the assumptions listed in Appendix 2.

      (b) One or more contracts and/or fixed cost per flight hour or per landing agreements between the Buyers and third parties are concluded. The Buyers will provide the Seller with a true and complete copy of each such agreement.

            The Seller agrees not to disclose any information in any such agreement to third parties. If, notwithstanding such non-disclosure commitment from the Seller, the Buyers is precluded from disclosing all relevant particulars of any such agreement to the Seller after having made best efforts to obtain consent from the relevant third party, the Seller may consider alternative information from the Buyers, provided that such information is acceptable to the Seller, at its sole discretion, in determining whether there is cause for reevaluation and/or adjustment of this Maintenance Cost Guarantee.


***Confidential Treatment Requested


AWE/USA -A350                                                              LA9-8
                           PRIVILEGED AND CONFIDENTIAL

      (c) Should there occur any certification, regulatory or A350 Aircraft operational changes outside the Seller's control or influence that may have an effect on the Buyers' Direct Maintenance Costs.

7.2 The obligations of the Seller hereunder are subject to each of the following requirements:

      (a) This Maintenance Cost Guarantee covers routine tasks as defined in the Airbus MPD and non-routine related findings and refurbishing work in accordance with approved maintenance practices.

      (b) The Buyers' maintenance personnel, including its maintenance control center personnel will be trained to a level equivalent to Airbus training level III where required, and they will receive periodic refreshment training.

      (c) Parts, equipments and tools will be maintained by the Buyers in accordance with manufacturers' recommendations.

      (d) The Buyers will comply with the Airbus no-fault-found policy (NFF), or if not possible, the Buyers will demonstrate to the Seller the non-applicability due to the A350 Aircraft operational constraints.

      (e) The Seller's representatives will be fully authorized by the Buyers to visit the Buyers' or its maintenance provider's facilities to confirm the implementation by the Buyers of the Seller's maintenance procedures and to audit maintenance costs accounting.

      (f) AIRMAN (or equivalent reporting system utilized by Buyers) with real-time access, will be implemented by the Buyers to launch, report and track maintenance actions.

      (g) Shop-findings related to an equipment or line replaceable unit removal will be collected and recorded with the job-card or log-book reference.

      (h) Elapsed time and man-hours expended on each action will be recorded onto the relevant job card to enable retrieval of the information from AIRMAN (or equivalent reporting system utilized by Buyers).

      (i) The Buyers will implement the recommendations mutually agreed on by the Seller and the Buyers following a "Best Industry Practices" review.

      (j)   Deferred line maintenance actions will be tracked and reported.

8.    EXCLUSIONS

      This Maintenance Cost Guarantee will only apply to Direct Maintenance Costs arising from proper operations, and will not cover Direct Maintenance Costs resulting from:

      -     force majeure,

      -     acts of any third party,

      -     consequential damages,

      -     negligence, incidental or accidental damage,

      -     modifications not related to a decrease in Direct Maintenance Cost,

AWE/USA -A350                                                              LA9-9
                           PRIVILEGED AND CONFIDENTIAL

      - line maintenance (transit, daily and weekly checks and associated trouble-shooting and deferrals, etc.),

      -     all A-checks and associated trouble-shooting,

      - maintenance performed for Propulsion Systems, Propulsion Systems manufacturer supplied equipment, Propulsion Systems related Buyer Furnished Equipment,

      -     maintenance of equipment classified as Buyer Furnished Equipment,

      - maintenance of equipment classified as Operator Furnished Equipment under the A350-800 Standard Specification, Issue B or A350-900 Standard Specification, Issue B,

      - non-routine work exceeding twenty-five (25) man-hours per Airbus MPD task,

      - non-compliance by the Buyers with accepted industry practices or acts attributable to the negligence of the Buyers or its subcontractors and agents,

      - partial or complete painting of the A350 Aircraft for cosmetic reasons (this exclusion does not include painting for corrosion preventative maintenance),

      - refurbishing work that is included in the Buyers' FAA approved maintenance program but not in accordance with and not directly related to routine Airbus MPD tasks,

      - any maintenance task that is not included in the Buyers' FAA approved maintenance program and does not originate from the Airbus MPD.

      In addition, the following costs are specifically excluded:

      - cost of taxes, duties, transportation, interest, overheads, burden or other charges which are not the Seller's responsibility,

      - cost of fluids, compounds, paints and cleaning material, and any other such disposable materials, and

      -     all handling fees.

9.    MAINTENANCE COST REDUCTION INITIATIVES

9.1 As stated in Paragraphs 6.2 and 6.3, during any review of the Buyers' maintenance operations, in the event that the A350-800 Guaranteed DMC or A350-900 Guaranteed DMC level is exceeded, the Seller may propose initiatives and/or recommendations to reduce maintenance costs. To make these proposals, the Seller may audit the Buyers' maintenance operation and or selected maintenance provider's A350 Maintenance Cost Data to propose:

      -     modifications in working practices,

      -     technical reviews,

      -     an alternative maintenance provider or maintenance solution

      - modifications to maintenance programs (including escalation where possible) or training, and/or

      - any other action which should lead to a reduction of the Buyers' direct labor man-hour maintenance expenditure.

9.2 Should the Buyers or its maintenance provider elect to not implement or disagree as to the effectiveness of such initiatives and/or recommendations proposed by the Seller, the

AWE/USA -A350                                                             LA9-10
                           PRIVILEGED AND CONFIDENTIAL

      Buyers will then reasonably demonstrate to the Seller that those initiative and/or recommendations to reduce maintenance costs are ineffective, uneconomical and impractical in reducing the A350 Maintenance Cost Data for the Buyers' operations. Both parties will then use reasonable efforts to determine mutually acceptable maintenance cost reduction initiatives.

      The Seller reserves the right to reasonably deduct from the actual DMC the benefits expected from the implementation of such initiatives and or recommendations.

9.3 For the Duration, the Buyers will use all means possible to incorporate modifications (including, but not limited to, Service Bulletins), procedures or recommendations (collectively, "Recommendations") that may be made by the Seller to reduce the DMCs of the A350 Aircraft, [...***...]

10.   MAINTENANCE PROCEDURES

      The Buyers will perform its maintenance operations in compliance with the applicable FAA approved A350 Aircraft maintenance and overhaul manuals. Such maintenance operations will be performed by appropriately trained personnel and FAA approved maintenance organizations.

11.   ACCOUNTING SYSTEM

11.1 This Maintenance Cost Guarantee is subject to the establishment by the Buyers of an accounting system relating to its maintenance costs (an "Accounting System") that is approved by the Seller not later than [...***...] prior to Delivery of the first A350 Aircraft, to ensure accurate maintenance cost reporting hereunder. If the Seller fails to conduct a review of they Buyers' accounting system at this time, the Buyers' accounting system will be deemed acceptable and will be used the source of the information needed to provide the required information.

11.2 The Accounting System will take into account any and all warranty, guarantee and other, similar payments made by the Seller or any other person in respect of any item of equipment the maintenance costs of which are proposed by the Buyers to be included in the calculation of its direct maintenance costs for purposes of this Letter Agreement.

11.3 Should the Accounting System not provide for accurate cost reporting to the Seller's satisfaction, the Guaranteed DMC will be mutually reviewed and agreed between the Buyers and the Seller.

12.   DISRUPTIONS

      The provisions of this Maintenance Cost Guarantee will not apply during any period when the Buyers experiences disruptions of operations.

***Confidential Treatment Requested

AWE/USA -A350                                                             LA9-11
                           PRIVILEGED AND CONFIDENTIAL

13.   [...***...]

14.   SELLER'S LIABILITY

      The Seller's liability under this Maintenance Cost Guarantee will be governed solely by the terms of the present Maintenance Cost Guarantee

15.   NO DUPLICATE REMEDIES

      The intent of this Maintenance Cost Guarantee is to provide benefits to the Buyers in order to ensure that the actual direct maintenance cost levels of the A350 Aircraft are not higher than the Guaranteed Direct Maintenance Costs. It is not the intent, however, to duplicate similar benefits available to the Buyers under any other applicable agreement (including, without limitation, the Agreement), guarantee, warranty, service life policy, or any other special benefit of any kind.

16.   ASSIGNMENT

      Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyers herein will not be assigned or transferred in any manner and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect.

17.   NEGOTIATED AGREEMENT

      THE BUYERS AND THE SELLER AGREE THAT THIS LETTER AGREEMENT HAS BEEN THE SUBJECT OF DISCUSSIONS AND NEGOTIATION BY THE PARTIES AND THAT THE OTHER MUTUAL AGREEMENT OF THE PARTIES SET FORTH IN THE PURCHASE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF, INTER ALIA, THE PROVISIONS OF THIS LETTER AGREEMENT.

      UNQUOTE

      In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyers in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyers hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyers and Seller recognize and agree that all the provisions of Clause 12 of the Agreement, mutatis mutandis, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions therein contained, will apply to the foregoing maintenance cost guarantee.

***Confidential Treatment Requested

AWE/USA -A350                                                             LA9-12
                           PRIVILEGED AND CONFIDENTIAL

18.   ASSIGNMENT

      Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyers hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect.

19.   COUNTERPARTS

      This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

AWE/USA -A350                                                             LA9-13
                           PRIVILEGED AND CONFIDENTIAL

      IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

                                                Very truly yours,

                                                AVSA, S.A.R.L.

                                                By: ____________________________

                                                Its:

      Accepted and Agreed

      US Airways, Inc.

      By: _________________________
      Its:

      America west airlines, Inc.

      By: _________________________
      Its:

      US AIRWAYS GROUP, INC.

      By: _________________________
      Its:

AWE/USA -A350                                                             LA9-14
                           PRIVILEGED AND CONFIDENTIAL

                    APPENDIX 1 TO MAINTENANCE COST GUARANTEE

The following systems are covered by the Maintenance Cost Guarantee:

System No.       System Name                       System/subsystem exclusions
------------------------------------------------------------------------------

[...***...]


The following are also excluded from the Maintenance Cost Guarantee in their entirety:

      - Seller Furnished Equipment that has been changed from Buyer Furnished Equipment at the Buyers' request;

      -     Buyer Furnished Equipment and

      -     Optional Equipment.

If the Buyers enters into direct agreements with third parties for the maintenance of brakes, wheels, tires, APU, landing gear, etc., then, as set forth in Paragraph 7.1, the Guaranteed DMCs will be adjusted accordingly.

***Confidential Treatment Requested

AWE/USA -A350                                                             LA9-15
                           PRIVILEGED AND CONFIDENTIAL

                    APPENDIX 2 TO MAINTENANCE COST GUARANTEE

Basis assumptions:

Average sector length:          7.0 flight hours
Average annual utilization:     4,500 flight hours

Proportion of work carried out in-house:

[...***...]

In-house conditions:

[...***...]

Subcontracted conditions:

[...***...]

***Confidential Treatment Requested

AWE/USA -A350                                                             LA9-16
                           PRIVILEGED AND CONFIDENTIAL

                    APPENDIX 3 TO MAINTENANCE COST GUARANTEE

                   DIRECT MAINTENANCE COST ADJUSTMENT FORMULA

                                  [...***...]
      Where

            [...***...]

[...***...]

*** Confidential Treatment Requested

AWE/USA -A350                                                             LA9-17
                           PRIVILEGED AND CONFIDENTIAL

            ***CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                             LETTER AGREEMENT NO. 10

                                                        As of September 27, 2005

US Airways Group, Inc.
US Airways, Inc.
America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, AZ  85034

Re:  MISCELLANEOUS

Ladies and Gentlemen,

US Airways, Inc., America West Airlines, Inc. and US Airways Group, Inc. (the "Buyers"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A350 Purchase Agreement dated as of the date hereof (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyers of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Technical and trade terms used but not defined herein or in the Agreement will be defined as generally accepted in the airline and/or aircraft manufacturing industries. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

All of the parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                                                                          LA10-1

AWE/USA -- A350

                           PRIVILEGED AND CONFIDENTIAL

1.          CROSS-DEFAULT

            Clause 21.1 of the Agreement is hereby amended by the addition of the following text:

      QUOTE

            [...***...]

      UNQUOTE

2.          LEASED AIRCRAFT

            [...***...]

                                                                          LA10-2
*** Confidential Treatment Requested

AWE/USA -- A350

                           PRIVILEGED AND CONFIDENTIAL

3.          [...***...]

4.          TERMINATION

            [...***...]

            QUOTE

                  [...***...]

                                                                          LA10-3

*** Confidential Treatment Requested

AWE/USA -- A350

                           PRIVILEGED AND CONFIDENTIAL

            UNQUOTE

5.          CONDITIONS PRECEDENT

            It will be a condition precedent to the effectiveness of this Agreement that the conditions precedent to the obligations of Airbus Financial Services (the "Lender") set forth in the $161,000,000 Loan Agreement dated as September 27, 2005 among US Airways, Inc., America West Airlines, Inc., US Airways Group, Inc., the Lender and Wells Fargo Bank Northwest, National Association, as Collateral Agent, have been either satisfied or been waived by the Lender.

6.          ASSIGNMENT

            Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

7.          COUNTERPARTS

            This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

                                                                          LA10-4

AWE/USA -- A350

                           PRIVILEGED AND CONFIDENTIAL

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

                                                     Very truly yours,

                                                     AVSA, S.A.R.L.

                                                     By:   ____________________

                                                     Its:


      Accepted and Agreed

      US AIRWAYS GROUP, Inc.

      By: _________________________
      Its:

      AMERICA WEST AIRLINES, INC.

      By: _________________________
      Its:

      US AIRWAYS, INC.

      By: _________________________
      Its:

                                                                          LA10-5

AWE/USA -- A350

                           PRIVILEGED AND CONFIDENTIAL

            ***CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                             LETTER AGREEMENT NO. 11

                                                        As of September 27, 2005

US Airways Group, Inc.
US Airways, Inc.
America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re: PREDELIVERY PAYMENTS

Ladies and Gentlemen,

US Airways, Inc., America West Airlines, Inc. and US Airways Group, Inc. (the "Buyers"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A350 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyers of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyers and the Seller have agreed to set forth in this Letter Agreement No. 11 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Technical and trade terms used but not defined herein or in the Agreement will be defined as generally accepted in the airline and/or aircraft manufacturing industries. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

All of the parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                                                                          LA11-1

AWE/A350--A350

                           PRIVILEGED AND CONFIDENTIAL

1.    [...***...]

***Confidential Treatment Requested

                                                                          LA11-2

AWE/A350--A350

                           PRIVILEGED AND CONFIDENTIAL

                           PRIVILEGED AND CONFIDENTIAL

2.    ASSIGNMENT

      Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyers hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

3.    COUNTERPARTS

      This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

                                                                          LA11-4

AWE/A350--A350

                           PRIVILEGED AND CONFIDENTIAL

      IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

                                      Very truly yours,

                                      AVSA, S.A.R.L.

                                      By:  __________________________
                                      Its:

       Accepted and Agreed

       US AIRWAYS, INC.

       By: __________________________
       Its:

       AMERICA WEST AIRLINES, INC.

       By: _________________________
       Its:

       US AIRWAYS GROUP, INC.

       By: _________________________
       Its
                                                                          LA11-5

AWE/A350--A350

                           PRIVILEGED AND CONFIDENTIAL

            ***CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                             LETTER AGREEMENT NO. 12

                                                        As of September 27, 2005

      US Airways Group, Inc.
      US Airways, Inc.
      America West Airlines, Inc.
      4000 East Sky Harbor Boulevard
      Phoenix, AZ  85034

      Re: [...***...]

      Dear Ladies and Gentlemen:

      US Airways, Inc., America West Airlines, Inc. and US Airways Group, Inc. (the "Buyers"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A350 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyers of certain A350-800 Aircraft, under the terms and conditions set forth in said Agreement. The Buyers and the Seller have agreed to set forth in this Letter Agreement No. 12 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the A350-800 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Technical and trade terms used but not defined herein or in the Agreement will be defined as generally accepted in the airline and/or aircraft manufacturing industries. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      All of the parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.


***Confidential Treatment Requested


AWE/A350 -A350                                                          LA 12-1
                           PRIVILEGED AND CONFIDENTIAL

      The Seller represents and warrants that the Manufacturer has provided to the Seller the [...***...] (the "Guarantees") that are reproduced below between the words QUOTE and UNQUOTE, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) set forth below. The Seller hereby assigns to the Buyers, and the Buyers hereby accept, all of the Seller's rights and obligations as the "Buyers" under the said Guarantees, and the Seller subrogates the Buyers to all such rights and obligations in respect of the A350-800 Aircraft. The Seller hereby warrants to the Buyers that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyers, (ii) such assignment and subrogation are effective to confer on the Buyers all of the foregoing rights and obligations of the Seller, (iii) the provisions so assigned are in full force and effect and have not been amended prior to the date hereof, and (iv) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyers.

QUOTE

1     PREAMBLE

1.1   AIRCRAFT CONFIGURATION

      The guarantees defined below ("the Guarantees") are applicable to the A350-800 Aircraft as described in the Standard Specification Ref. G 000 08000 Issue A dated February 28th, 2005 and [...***...].

1.2   INTRODUCTION

      The paragraphs hereafter define the Guarantee provided by the Seller to the Buyers, together with the associated conditions, compliance demonstration and settlement procedures. [...***...].

2     [...***...]

2.1 This Guarantee will apply to the Aircraft as defined in the preamble to this Letter Agreement.

      The term "Fleet" will mean a fleet of A350 Aircraft to be delivered [...***...].

      The Guarantee [...***...], is based on such delivery plan of Buyers' A350 Aircraft and will be reviewed in good faith between the Buyers and the Seller should the actual delivery plan (dates, composition of the fleet, number of firm aircraft) differ from the planned delivery schedule [...***...].


***Confidential Treatment Requested


AWE/A350 -A350                                                          LA 12-2
                           PRIVILEGED AND CONFIDENTIAL

2.2   [...***...]

2.3   [...***...]

***Confidential Treatment Requested

AWE/A350 -A350                                                          LA 12-3
                           PRIVILEGED AND CONFIDENTIAL

3     [...***...]

***Confidential Treatment Requested

AWE/A350 -A350                                                          LA 12-4
                           PRIVILEGED AND CONFIDENTIAL

4     [...***...]

***Confidential Treatment Requested

AWE/A350 -A350                                                          LA 12-5
                           PRIVILEGED AND CONFIDENTIAL

AWE/A350 -A350                                                          LA 12-6
                           PRIVILEGED AND CONFIDENTIAL

5     [...***...]


***Confidential Treatment Requested


AWE/A350 -A350                                                          LA 12-7
                           PRIVILEGED AND CONFIDENTIAL

AWE/A350 -A350                                                          LA 12-8
                           PRIVILEGED AND CONFIDENTIAL

6.    [...***...]

***Confidential Treatment Requested


AWE/A350 -A350                                                          LA 12-9
                           PRIVILEGED AND CONFIDENTIAL

7.    [...***...]

8     [..***...]

***Confidential Treatment Requested

AWE/A350 -A350                                                          LA 12-10
                           PRIVILEGED AND CONFIDENTIAL

9     [...***...]

10    [...***...]

11    NON TRANSFERABILITY

      This Letter Agreement is not transferable, notwithstanding clause 21 of the Agreement, and the Buyers' rights under this Letter Agreement will not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyers. Any unauthorised assignment, sale, transfer or other alienation of the Buyers' rights under this Letter Agreement with respect to any Aircraft will immediately void this Letter Agreement in its entirety as to any such Aircraft.

UNQUOTE

12    ASSIGNMENT

      In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions therein contained, will apply to the foregoing Performance Retention Guarantee.

      Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyers hereunder will not be assigned or transferred in any manner without prior written consent of the Seller and any attempted assignment or transfer in contravention of the provisions of this sentence will be void and of no force and effect.

13.   COUNTERPARTS

      This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

***Confidential Treatment Requested

AWE/A350 -A350                                                          LA 12-11
                           PRIVILEGED AND CONFIDENTIAL

      IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

                                            Very truly yours,

                                            AVSA, S.A.R.L.

                                            By: __________________________
                                            Its:

Accepted and Agreed

US AIRWAYS GROUP, INC.

By: _________________________
Its:

AMERICA WEST AIRLINES, INC.

By: _________________________
Its:

US AIRWAYS GROUP, INC.

By: _________________________
Its:

AWE/A350 -A350                                                          LA 12-12
                           PRIVILEGED AND CONFIDENTIAL

                                  [...***...]


*** Confidential Treatment Requested

AWE/A350 -A350                                                          LA 12-13
                           PRIVILEGED AND CONFIDENTIAL

                                  [...***...]

***Confidential Treatment Requested

AWE/A350 -A350                                                          LA 12-15
                           PRIVILEGED AND CONFIDENTIAL

            ***CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24B-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                             LETTER AGREEMENT NO. 13

                                                        As of September 27, 2005

      US Airways Group, Inc.
      US Airways, Inc.
      America West Airlines, Inc.
      4000 East Sky Harbor Boulevard
      Phoenix, AZ 85034

      Re:DISPATCH RELIABILITY GUARANTEE

      Dear Ladies and Gentlemen:

      US Airways, Inc., America West Airlines, Inc. and US Airways Group, Inc. (the "Buyers"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A350 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyers of certain A350-800 Aircraft, under the terms and conditions set forth in said Agreement. The Buyers and the Seller have agreed to set forth in this Letter Agreement No. 13 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the A350-800 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Technical and trade terms used but not defined herein or in the Agreement will be defined as generally accepted in the airline and/or aircraft manufacturing industries. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      All of the parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

      AWE/USA--A350                                                     LA 13-1
                           PRIVILEGED AND CONFIDENTIAL

      The Seller represents and warrants that the Manufacturer has provided to the Seller the dispatch reliability guarantees that are reproduced below between the words QUOTE and UNQUOTE, subject to the terms, conditions, limitations and restrictions set forth below. The Seller hereby assigns to the Buyers, and the Buyers hereby accept, as to each A350-800 Aircraft delivered to the Buyers under the Agreement, all of the Seller's rights and obligations with respect to such A350-800 Aircraft in its capacity as "Buyers" as aforesaid under the said dispatch reliability guarantees, and the Seller subrogates the Buyers into all such rights and obligations in respect of the A350-800 Aircraft. The Seller hereby warrants to the Buyers that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyers, (ii) such assignment and subrogation are effective to confer on the Buyers all of the foregoing rights and obligations of the Seller, (iii) the provisions so assigned are in full force and effect and have not been amended prior to the date hereof, and (iv) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyers.

      QUOTE

1.    SCOPE

      The Buyer and the Seller agree they have a mutual interest in the technical reliability of the Buyer's Aircraft fleet to be of a high order, with a high probability that the aircraft will be Dispatched on time ("Dispatch Reliability"). This Letter Agreement extends to the Buyer's Aircraft fleet described in the Agreement and operated by the Buyer, a Dispatch Reliability guarantee (the "Guarantee").

2.    DURATION

      The obligations of the Buyer and the Seller under this Letter Agreement shall become binding upon signature of the Agreement and shall remain in force for a period of [...***...] from delivery of the first (1st) Aircraft to the Buyer (the "Duration").

      At the end of the year following the Duration, the Buyer and the Seller will organise a Review Meeting as per Paragraph 9. At the occasion of this Review, if the Achieved Dispatch Reliability is confirmed and agreed by the Buyer and the Seller as below the Guaranteed Dispatch Reliability, the Seller will continue to make Recommendations in order to improve the Dispatch Reliability of the Buyer's fleet for the following year. These Buyer's and Seller's obligations will set in force until the Achieved Dispatch Reliability is above the Guaranteed Dispatch Reliability and for a period not exceeding [...***...] from delivery of the first (1st) Aircraft to the Buyer.

3.    DEFINITIONS

3.1   ACHIEVED DISPATCH RELIABILITY

      The "Achieved Dispatch Reliability" is the actual dispatch reliability obtained by the Buyer's Aircraft fleet in regular Scheduled Revenue Flight service adjusted in accordance with the clauses of this Guarantee.

***Confidential Treatment Requested


      AWE/USA--A350                                                     LA 13-2
                           PRIVILEGED AND CONFIDENTIAL

      Achieved Dispatch Reliability will be calculated for each Computation Period, expressed as a percentage, as follows:

      [...***...]

3.2   AIRCRAFT INHERENT MALFUNCTION

      An "Aircraft Inherent Malfunction" is a condition whereby maintenance actions confirm that the operation of a system or component is outside the specified limitations: a) as defined in the applicable Maintenance or Operations Manual(s), and/or b) has not been induced by a secondary cause or as a consequence of an Excluded Event as defined in paragraph 5.

3.3   CHARGEABLE EVENT

      Under this Guarantee a "Chargeable Event" is a Chargeable Delay or Chargeable Cancellation or Chargeable Return to Gate as defined hereunder. If analysis of substantiating data determines that the primary reason(s) for any Chargeable Event are not due to an Aircraft Inherent Malfunction or are due to an Excluded Event, such Chargeable Delay or Chargeable Cancellation shall not constitute a Chargeable Event.

      3.3.1 A "Chargeable Delay" occurs when a confirmed Aircraft Inherent Malfunction directly results in an originating Scheduled Revenue Flight to be Dispatched more than [...***...] later than the scheduled time of departure.

      3.3.2 A "Chargeable Return to Gate" occurs when the Aircraft, after being Dispatched returns to the parking position or gate, including a return to takeoff initiation (ground turn-back) or after takeoff initiation (aborted takeoff).

      3.3.3 A "Chargeable Cancellation" occurs when a Scheduled Revenue Flight cannot take place as a direct result of a confirmed Aircraft Inherent Malfunction. Cancellation of any or all of the flight legs of a multi-leg flight if related to a Chargeable Event, constitutes and is counted as one Chargeable Event only.

3.4   COMMENCEMENT DATE

      The "Commencement Date" is the [...***...] following the month of delivery of the first Aircraft to the Buyer.

3.5   COMPUTATION PERIOD

      For the guarantee Duration each "Computation Period" consists of [...***...], the first to run from the commencement date to the [...***...] of the delivery date of the first Aircraft to the Buyer. Each subsequent Computation Period to run consecutively thereafter.

      ***Confidential Treatment Requested
      AWE/USA--A350                                                     LA 13-3
                           PRIVILEGED AND CONFIDENTIAL

3.6   DISPATCHED

      Once an Aircraft has left the gate or stand for a Scheduled Revenue Flight it shall be deemed to have been "Dispatched", except as provided for in paragraph 3.3 above.

3.7   SCHEDULED REVENUE FLIGHT

      A "Scheduled Revenue Flight" is one originating flight operated by the Buyer using the Buyer's Aircraft delivered under the Agreement, available to be Dispatched prior to the original scheduled time of departure as stipulated:

      a) in the Buyer's timetable, as a scheduled flight, and/or

      b) in advance by the Buyer, as a charter flight.

4.    GUARANTEE

4.1   GUARANTEED DISPATCH RELIABILITY

      The "Guaranteed Dispatch Reliability" exclusively relating to this Guarantee is solely as defined herein and provided in lieu of any and all other guarantees relating to Dispatch Reliability of any nature that may be stated, referenced or incorporated in any other document related to the Agreement.

      4.1.1 Guaranteed Dispatch Reliability [...***...]

      The Seller guarantees that from the Commencement Date to the end of the [...***...] of Schedule Revenue Flight operation, on average, an Aircraft available to be Dispatched will have a [...***...] probability of being Dispatched without a Chargeable Event.

      4.1.2 Guaranteed Dispatch Reliability

      The Seller guarantees that, for the [...***...] of Schedule Revenue Flight operation, on average, an Aircraft available to be Dispatched will have a [...***...] probability of being Dispatched without a Chargeable Event.

4.2   SUSPENSION OF GUARANTEE

      The provisions of this Guarantee shall not apply for any Computation Period during which:

      [...***...]

      where :

      [...***...]

      ***Confidential Treatment Requested
      AWE/USA--A350                                                     LA 13-4
                           PRIVILEGED AND CONFIDENTIAL

      [...***...]

4.3   [...***...]

5.    EXCLUSIONS

      Delays and/or cancellations due to any of the causes below are specifically excluded from this Guarantee, similarly if the Aircraft is consequently subject to a Chargeable Event. An "Excluded Event" is a delay or cancellation due to:

      a) Acts of third party

      b) Aircraft damage due to external forces such as lightning strikes, force majeure, personnel error or by passengers, etc.

      c) Buyer Furnished Equipment (BFE) or software embodied therein.

      d) Late arrival of the Aircraft, resulting in insufficient ground time for the Aircraft to be Dispatched at the scheduled departure time.

      e) Maintenance Staff untimely request and/or unavailability. Late call by flight crew and/or late arrival of maintenance staff at the Aircraft to assist in returning the Aircraft to Scheduled Revenue Flight condition resulting in the Aircraft being unable to be Dispatched within fifteen
      (15) minutes.

      f) MMEL Items. Delays or cancellations due to any reason designated as "Go" or "Go If" in the FAA approved Master Minimum Equipment List (MMEL) for the Buyer's Aircraft.

      g) Normal Wear Maintenance.

      - Decals / paint / appearance items

      -  Brakes and/or tires - worn beyond limits or imbalanced replacement

      -  Passenger amenity items.

      h) Non-Schedule Revenue Flights

      - Delays and cancellations relating to flights outside the definition of Schedule Revenue Flights in paragraph 3.7 above, including substitutions or aircraft swap made after the stipulated scheduled time of departure has elapsed.

      i) Precautionary Maintenance (No corrective Maintenance required)

      -  Doors - manual closing or cycling of passenger / crew / cargo doors

      - Fluid leaks - within specified limits contained in applicable maintenance manual

      -  Placard - installing / continuing

      - System(s) reset by resetting circuit breakers, switches or power supply.


***Confidential Treatment Requested

 AWE/USA--A350                                                     LA 13-5
                           PRIVILEGED AND CONFIDENTIAL

      j) Propulsion Systems.

      Delays or cancellations attributable to the propulsion systems (ATA 70 to 80).

      k) Scheduled Maintenance Activities. Late release from scheduled / planned maintenance work content and set-ups.

      l) Servicing (No corrective maintenance required)

            All servicing activities where no physical adjustment or replacement or corrective action is required to enable deferral of a repair and/or replacement of hardware/software in order to prevent a Chargeable Event

      - Data loading or Printer paper replacement

      - De-icing

      - Fuelling related

      - Hydraulic fluid

      - Oil or lubrication

      - Moisture or condensation

      - Oxygen servicing

      - Routine cleaning

      - Sanitizing / flushing or water / waste

      - Struts

      - Tire pressure servicing

      m) Spare Parts Unavailability. Delays or cancellations due to unavailability of the spare parts, unless such unavailability is caused by the Seller.

      n) Subsequent delay(s) and/or cancellation(s). Subsequent to a primary Chargeable Event, the primary and related subsequent Chargeable Event(s) resulting from the same Aircraft Inherent Malfunction root cause shall be counted as one Chargeable Event.

6.    REPORTING

      a) The Buyer agrees to implement a Dispatch Reliability reporting procedure to be mutually agreed upon between the Buyer and the Seller's specialists not later than [...***...] prior to delivery of the first Aircraft to the Buyer.

      b) In order to allow the Seller to assess the Aircraft Inherent Malfunctions the Buyer shall regularly submit Chargeable Event Data for each "Reporting Period", monthly, not later than [...***...] after a reporting month.

      c) All relevant data reported by the Buyer to the Seller under this letter agreement shall be in English. Such Chargeable Event "Data" must be accurate and detailed, to the extent ascertainable, including as a minimum but not limited to:

      - Affected Aircraft MSN or registration

      - Aircraft log book entries

      - ATA chapter reference

      - Date of the delay or cancellation event

      - Delay duration due to Aircraft Inherent Malfunction

      - Departure station where the event occurred

      - Detailed description, including timing, of the event

      - Maintenance reports

      - Pilots reports

      - Technical log reports

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      AWE/USA--A350                                                     LA 13-6
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

      - The number of actual Scheduled Revenue Flights for each Reporting Period

      - AIRMAN data

      If the Seller finds such data to be insufficiently detailed or unsubstantiated, the Buyer shall supply additional data as the Seller may reasonably request.

      d) The Buyer will notify the Seller if the Achieved Dispatch Reliability is below the Guaranteed Dispatch Reliability, not later than [...***...] after the end of a Computation Period. In such event, all detailed, substantiating operational and engineering information shall be provided by the Buyer in order to assist the Seller to determine the necessary action.

7.    BUYER'S AND SELLER'S OBLIGATIONS

7.1   BUYER'S OBLIGATIONS

      For the guarantee Duration, the Buyer shall:

      a) Use reasonable efforts to apply maintenance and trouble shooting procedures by qualified personnel with the objective of achieving the Guaranteed Dispatch Reliability.

      b) Incorporate modifications, procedures, initiatives and recommendations ("Recommendations") made by the Seller in order to increase the Buyer's Aircraft Achieved Dispatch Reliability [...***...].

      c) [...***...]

      d) Set the Buyer's Aircraft fleet technical Dispatch Reliability targets, as shown in the Buyer's regular Reliability Report (or equivalent), at a level equal to or greater than the Guaranteed Dispatch Reliability so that both the Buyer's and Seller's technical staff aggressively pursue attainment of the Guaranteed Dispatch Reliability.

      e) Use reasonable efforts to implement the recommendations made by the Seller following a "Best Industry Practices" (BIP) or similar review by the Seller of the Buyer's operations and organisational structure, with the objective of exceeding the Guaranteed Dispatch Reliability.

      f) Use AIRMAN or equivalent, with the objective of exceeding the Guaranteed Dispatch Reliability.

7.2   SELLER'S OBLIGATIONS

      For the guarantee Duration the Seller shall:

      a) Provide technical and operational analyses of all delays and cancellations including Chargeable Events.

      b) Hold regular Review Meetings with the Buyer to address additional level of support and action as necessary.

      c) Following reporting from the Buyer that the Achieved Dispatch Reliability is below the Guaranteed Dispatch Reliability, jointly with the Buyer review and compare the Achieved

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      AWE/USA--A350                                                     LA 13-7
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         Dispatch Reliability to the Guaranteed Dispatch Reliability.

      d) If the Achieved Dispatch Reliability is confirmed and agreed by the Buyer and the Seller as below the Guaranteed Dispatch Reliability, where practicable not later than [...***...] after Reporting by the Buyer, to improve the Achieved Dispatch Reliability and at no charge to the Buyer, the Seller shall:

         [...***...]

8.    ADJUSTMENT

      8.1 Notwithstanding the Buyer's Obligations in paragraph 7.1 above, the Buyer may decline to incorporate such Recommendations referred to. Should the Buyer so decline, the Seller has the right to make adjustment to the Guaranteed Dispatch Reliability by an amount consistent with the expected improvement in the Achieved Dispatch Reliability, based on reasonable substantiation by the Seller and, if available, on the Seller's experience with other operators.

      8.2 Any design, certification, regulatory, organizational structure or Aircraft operational changes outside the Seller's control that may have an effect upon the operation and dispatch characteristics of the Aircraft shall be cause for re-evaluation and/or adjustment of the Guaranteed Dispatch Reliability by the Seller.

9.    REVIEW MEETINGS

      Dispatch Reliability "Review Meetings" shall be scheduled at the end of each [...***...] period of the Buyer's Aircraft operation or, exceptionally, at any other time by mutual agreement of the Seller and the Buyer. Representatives of the Seller and the Buyer shall participate in such a review meeting and shall:

      a) Review Achieved Dispatch Reliability of the Buyer's Aircraft fleet and all related Data.

      b) Eliminate unsupported or non Aircraft Inherent Malfunction Chargeable Events or Excluded Events to compute Achieved Dispatch Reliability.

      c) Review the Buyer's incorporation of Recommendations as described in paragraph 7.1.

      d) Review requirements for adjustment, as above, of the Guaranteed Dispatch Reliability.

10.   LIABILITY LIMITATION

      10.1 The Seller's liability under this Dispatch Reliability Guarantee shall be governed solely by the terms and conditions of this Guarantee.

      10.2 The Buyer and the Seller recognize and agree that the Exclusivity of Warranties and General Limitations of Liability provisions contained in Clause 12 of the Agreement shall apply to the foregoing Dispatch Reliability Guarantee.

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      AWE/USA--A350                                                     LA 13-8
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11.   NEGOTIATED AGREEMENT

      THE BUYER AND THE SELLER AGREE THAT THIS LETTER AGREEMENT HAS BEEN THE SUBJECT OF DISCUSSIONS AND NEGOTIATION BY THE PARTIES AND THAT THE OTHER MUTUAL AGREEMENT OF THE PARTIES SET FORTH IN THE PURCHASE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF, INTER ALIA, THE PROVISIONS OF THIS LETTER AGREEMENT.

12.   ASSIGNMENT

      In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions therein contained, will apply to the foregoing Performance Retention Guarantee.

      Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyers hereunder will not be assigned or transferred in any manner without prior written consent of the Seller and any attempted assignment or transfer in contravention of the provisions of this sentence will be void and of no force and effect.

13.   COUNTERPARTS

      This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

      AWE/USA--A350                                                     LA 13-9
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      IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

      Very truly yours,

      AVSA, S.A.R.L.

      By: __________________________
      Its:

      Accepted and Agreed

      US AIRWAYS GROUP, INC.

      By: _________________________
      Its:

      AMERICA WEST AIRLINES, Inc.

      By: _________________________
      Its:

      US AIRWAYS, INC.

      By: _________________________
      Its:

      AWE/USA--A350                                                     LA 13-10
                           PRIVILEGED AND CONFIDENTIAL